UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Waste Connections, Inc.

(Name of Registrant as Specified in Its Charter)

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2020 Management Information Circular and Proxy Statement

Annual and Special Meeting

of Shareholders

FRIDAY, MAY 15, 2020

8:00 a.m. Central Time

Waste Connections, Inc.
3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380

610 Applewood Crescent, 2nd Floor
Vaughan, Ontario

Canada L4K 0E3

Dear Fellow Shareholders:

You are cordially invited to attend the Annual and Special Meeting (the “Meeting”) of Shareholders of Waste Connections, Inc. (the “Company”) on Friday, May 15, 2020, at 8:00 a.m. (Central Time). The Meeting will be held at the Company’s principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Directions to the Meeting appear on the back cover of the accompanying Notice of Meeting and Management Information Circular and Proxy Statement.

“THANK YOU FOR YOUR ONGOING SUPPORT AND CONTINUED INTEREST IN WASTE CONNECTIONS.”

The matters to be acted upon are described in the accompanying Notice of Meeting and Management Information Circular and Proxy Statement. As always, we are looking forward to meeting our shareholders in person, and responding to any questions you may have about the Company.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum. You may do so pursuant to the instructions on your proxy card (including by returning your proxy card by mail or using the Internet or your telephone) if you are a registered shareholder or pursuant to the instructions you receive from your bank or broker (including by using the Internet or your telephone if your bank or broker provides such instructions). Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting.

Thank you for your ongoing support and continued interest in Waste Connections.

Very truly yours, Ronald J. Mittelstaedt Executive Chairman of the Board of Directors April 3, 2020

Notice of Annual and Special Meeting of Shareholders

MEETING INFORMATION

FRIDAY, MAY 15, 2020

8:00 a.m. Central Time

Waste Connections, Inc.

3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380

The Annual and Special Meeting (the “Meeting”) of Shareholders of Waste Connections, Inc. (the “Company”) will be held on Friday, May 15, 2020, at 8:00 a.m. (Central Time). The Meeting will be held at the Company’s principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380, for the following purposes:

1.	To elect the directors of the Company, to hold office until the close of the 2021 Annual Meeting of Shareholders of the Company or until any such director’s earlier resignation, or their respective successors are duly elected or appointed, which is RECOMMENDED by our Board of Directors;
2.	To approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in the Company’s Management Information Circular and Proxy Statement in respect of the Meeting (“say on pay”), which is RECOMMENDED by our Board of Directors;
3.	To approve the appointment of Grant Thornton LLP as our independent registered public accounting firm until the close of the 2021 Annual Meeting of Shareholders of the Company, and authorize our Board of Directors to fix the auditor’s remuneration, which is RECOMMENDED by our Board of Directors;
4.	To approve the Waste Connections, Inc. 2020 Employee Share Purchase Plan, which is RECOMMENDED by our Board of Directors; and
5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only registered holders of common shares in the capital of the Company (the “Common Shares”) at the close of business on March 19, 2020, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be Held on May 15, 2020

This Notice of Meeting and the accompanying Management Information Circular and Proxy Statement and related solicitation materials in respect of the Meeting, our 2019 Annual Report, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the U.S. Securities and Exchange Commission and the securities commissions or similar regulatory authorities in Canada on February 13, 2020, are available at http://wasteconnections.investorroom.com.

Registered holders of Common Shares may vote their proxies by signing, dating and returning a proxy card or by using the Internet or telephone pursuant to the instructions on your proxy card. If your Common Shares are held in the name of a bank or broker, you may be able to vote on the Internet or by telephone. Please follow the instructions on the form you receive. Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting.

Your vote is important. Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy as promptly as possible in order to ensure your representation at the Meeting.

By Order of the Board of Directors,

Patrick J. Shea
Executive Vice President, General Counsel and Secretary
April 3, 2020

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

INTERNET	BY TELEPHONE	BY MAIL	IN PERSON
Visit the website on your proxy card	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend the annual and special meeting in The Woodlands, Texas. See page 4 for instructions on how to attend

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

About this Management Information Circular and Proxy Statement

We sent you this Management Information Circular and Proxy Statement (this “Proxy Statement”) because our management is soliciting your proxy to vote your Common Shares (as defined below) at the Annual and Special Meeting (the “Meeting”) of Shareholders of Waste Connections, Inc. (“Waste Connections”, the “Company”, “we”, “us”, or “our”) to be held at the Company’s principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 on May 15, 2020, at 8:00 a.m. (Central Time). This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and applicable corporate and securities laws in Canada, and that is designed to assist you in voting your common shares in the capital of the Company (“Common Shares”). Capitalized terms used but not defined in this Proxy Statement have the respective meanings ascribed thereto in the Explanatory Note.

We will bear the costs of soliciting proxies from our shareholders. In addition to soliciting proxies by mail, our directors, officers, employees, and agents, without receiving additional compensation, may solicit proxies by telephone, in person or in any other manner permitted by applicable laws.

Under the SEC rules and applicable Canadian securities laws that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials (defined below) to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need electronically, which is more environmentally friendly and reduces our costs to print and distribute these materials. On or about April 3, 2020, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (the “proxy notice”), containing instructions on how to access this Proxy Statement for the Meeting, our 2019 Annual Report to Shareholders, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (which we refer to collectively as the “proxy materials”), which was filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020. The proxy notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. On or about April 3, 2020, we will also mail this Proxy Statement and a proxy card to certain shareholders.

We are permitted under applicable securities laws to deliver a single proxy notice to one address shared by two or more United States shareholders. This delivery method is referred to as “householding” and helps reduce our printing costs and postage fees. Under this procedure, we deliver a single package containing proxy notices to multiple United States shareholders who share an address. If you do not wish to participate in householding in the future, and prefer to receive separate proxy notices, please contact: Broadridge Financial Solutions, Attention: Householding Department, 51 Mercedes Way, Edgewood, NY 11717, telephone 1-800-542-1061. If you are currently receiving multiple proxy notices and wish to receive only one proxy notice for your household, please contact Broadridge Financial Services at the above applicable coordinates. If you wish to receive a separate copy of this Proxy Statement, our 2019 Annual Report to Shareholders, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, please send a written request to our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.

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Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 (“PSLRA”), including “forward-looking information” within the meaning of applicable Canadian securities laws. These forward-looking statements are neither historical facts nor assurances of future performance and reflect our current beliefs and expectations regarding future events and operating performance of the Company. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “expects,” “estimate,” “continue,” “intends”, “anticipate” or other words or phrases of similar meaning. All of the forward-looking statements included in this Proxy Statement are made pursuant to the safe harbor provisions of the PSLRA and applicable Canadian securities laws. Forward-looking statements involve risks and uncertainties. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, but are not limited to, risk factors detailed from time to time in our filings with the SEC and the securities commissions or similar regulatory authorities in Canada. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. We undertake no obligation to update the forward-looking statements set forth in this Proxy Statement, whether as a result of new information, future events, or otherwise, unless required by applicable securities laws.

Currency Exchange Rate Data

Unless otherwise indicated, all dollar amounts in this Proxy Statement are expressed in U.S. dollars. The following table shows the average of the exchange rates for each period indicated. Except as indicated below, the information is based upon the average daily exchange rates provided by the Bank of Canada:

	Average rate (Bank of Canada)(1)
Year ended December 31,	CAD$ per US$1.00	US$ per CAD$1.00
2015(1)	$1.2788	$0.7820
2016(1)	$1.3248	$0.7548
2017	$1.2986	$0.7701
2018	$1.2957	$0.7718
2019	$1.3268	$0.7537
(1)	The year-end average exchange rates for 2015 and 2016 are based upon the noon buying rates provided by the Bank of Canada. The Bank of Canada discontinued the publication of noon buying rates in 2017.

Explanatory Note

In 2016, Waste Connections, Inc., a Delaware corporation, entered into a business combination transaction with Progressive Waste Solutions Ltd., a corporation organized under the laws of Ontario, Canada (“Progressive Waste” and the transaction, the “Progressive Waste acquisition”). The public company that remained following the transaction is Waste Connections, Inc., a corporation organized under the laws of Ontario, Canada. References to the “Company” and “Waste Connections” refer to the Delaware corporation, Waste Connections, Inc. (now known as Waste Connections US, Inc.) before the Progressive Waste acquisition and the combined business thereafter.

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PROXY SUMMARY

This summary highlights information described in more detail in this Proxy Statement pertaining to the Meeting. It does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

2020 Annual and Special Meeting of Shareholders

Date and Time	Place	Mail Date
Friday, May 15, 2020, at 8:00 a.m. (Central Time)	Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380	April 3, 2020 Record Date March 19, 2020

Voting Matters, Board Recommendations and Vote Required

At the Meeting, shareholders will be asked to vote on the following four proposals. Our Board of Directors’ recommendations on each of these proposals is set forth below.

Proposal	Board Recommendation
Proposal 1 – Election of the eight director nominees named in this Proxy Statement, each to hold office until the close of the 2021 Annual Meeting of Shareholders of the Company, or until such director’s earlier resignation, or their respective successors are otherwise duly elected or appointed (Page 17).	FOR each director nominee
Proposal 2 – Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, or NEOs, as disclosed in this Proxy Statement (the “Say on Pay Proposal”) (Page 58).	FOR
Proposal 3 – Appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm until the close of the 2021 Annual Meeting of Shareholders of the Company and the authorization of the Board of Directors to fix the remuneration of the Company’s independent registered public accounting firm (Page 61).	FOR
Proposal 4 – Approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan (Page 63).	FOR

Proposal 1 – Election of Directors

The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote). You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority voting policy included in our Corporate Governance Guidelines and Board Charter. Pursuant to our majority voting policy, a “WITHHOLD” vote is considered a vote cast for purposes of the election of the director nominee and is equivalent to a vote against the nominee. See “Majority Voting for Directors” on page 12 of this Proxy Statement.

Proposal 2 – Say on Pay Proposal

The Say on Pay Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Say on Pay Proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” or you may “WITHHOLD” from voting on, the Say on Pay Proposal.

WASTE CONNECTIONS, INC.  |  2020 PROXY STATEMENT    iii

Proposal 3 – Appointment of Auditor

The appointment of the Company’s proposed independent registered public accounting firm may be approved by any one or more shareholders voting “FOR” the Company’s proposed independent registered public accounting firm (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the proposed independent registered public accounting firm. You may either vote “FOR” or “WITHHOLD” your vote with respect to the appointment of the proposed independent registered public accounting firm. If you vote “FOR” the appointment of the proposed independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD,” your vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm.

Proposal 4 – Approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan

The proposal to approve the Waste Connections, Inc. 2020 Employee Share Purchase Plan (the “2020 ESPP”) may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” the proposal.

Company Highlights(1)

Waste Connections is the third largest solid waste services company in North America, providing non-hazardous waste collection, transfer, disposal and recycling services in mostly exclusive and secondary markets in the U.S. and Canada. Through our R360 Environmental Solutions subsidiary, we are also a leading provider of non-hazardous exploration and production waste treatment, recovery and disposal services in several of the most active natural resource producing areas in the U.S. We also provide intermodal services for the rail haul movement of cargo and solid waste containers in the Pacific Northwest through a network of intermodal facilities.

Waste Connections delivered another year of strong performance in 2019, in spite of continuing headwinds from lower commodity- driven revenues and inflationary cost pressures, as highlighted by the following:

Strong Operating Performance

■	Revenue increased 9.5% from the prior year to $5.389 billion.
■	Net income attributable to the Company, and net income attributable to the Company per share were $566.8 million and $2.14, respectively; adjusted net income attributable to the Company grew 7.8% from the prior year to $719.6 million and adjusted net income attributable to the Company per share increased 7.9% to $2.72.
■	Adjusted EBITDA increased 6.8% from the prior year to $1.674 billion, or 31.1% of revenue, with underlying margin expansion of 50 basis points in solid waste hauling, transfer and disposal.
■	Net cash provided by operating activities increased 9.2% from the prior year to $1.541 billion; adjusted free cash flow increased 4.2% from the prior year to $916.8 million, or 17.0% of revenue.
■	Our safety-focused culture continues to drive improvements, including: over 55% of our operating locations either posting zero safety-related incidents or driving year-over- year improvements; Total Recordable Injury Rate of less than half the industry average; and, our workers’ compensation experience modifier declining to less than 55% of the industry average.
■	We deployed approximately $634.4 million for capital expenditures, up 16.2% from the prior year, and $837.7 million for acquisitions to reinvest in and expand our business.
■	Our leverage ratio, as defined in our credit agreement, improved to 2.41x at the end of 2019, from 2.45x at the end of 2018, we completed a public offering of $500 million of investment-grade senior notes in April 2019, and our cash balance was $326.7 million at year-end 2019, positioning the Company to fund future growth opportunities.
(1)	This Proxy Statement includes certain measures that do not have a standardized meaning and are not defined by generally accepted accounting principles in the United States (“GAAP”) and, therefore, may not be comparable to similar measures used by other companies. We present adjusted net income, a non-GAAP financial measure, supplementally because it is one of the principal measures we use to evaluate and monitor the ongoing financial performance of our operations. We also present adjusted EBITDA, a non-GAAP financial measure, supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry. We also present adjusted free cash flow, a non-GAAP financial measure, supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. These measures are not a substitute for, and should be used in conjunction with, GAAP financial measures. This section should be read in conjunction with information presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, under the heading “Non-GAAP Measures”, which includes a reconciliation of the non-GAAP financial measures used in this Proxy Statement to GAAP financial measures.

WASTE CONNECTIONS, INC.  |  2020 PROXY STATEMENT    iv

Increased Return to Shareholders

■	2019 was our 16th consecutive year of positive total shareholder return (“TSR”). As illustrated below, our TSR significantly outperformed the S&P 500 Index (the “S&P 500”), the S&P/TSX 60 Index (“TSX 60”) and the Dow Jones U.S. Waste & Disposal Services Index (“DJ Waste Index”) for the three-year and five-year periods ended December 31, 2019.

■	We increased our regular quarterly cash dividend by 15.6% to $0.185 per share on October 28, 2019. Since initiating our cash dividend in October 2010 and as illustrated below, our annual cash dividend has increased at a 15.5% compound annual growth rate (“CAGR”) since our first full year of quarterly distributions in 2011.

Corporate Governance Highlights

■	Directors elected individually (page 17);
■	Majority voting policy for the election of our Directors (page 12);
■	Separate Chief Executive Officer, or CEO, and Board Chairman (page 8);
■	We have a strong lead independent director of the Board of Directors (page 8);
■	Women account for 33% of independent Board members and 25% of total Board members (page 14);
■	Annual Board of Directors and Committee evaluation processes (page 9);
■	Robust risk management program related to compensation of Directors, NEOs and other corporate officers (page 39);

WASTE CONNECTIONS, INC.  |  2020 PROXY STATEMENT    v

■	Share ownership requirement for Directors, NEOs and other corporate officers (pages 16 and 35, respectively);
■	Regular executive sessions of only independent directors (page 8);
■	Director retirement policy (page 9);
■	Diversity Policy including aspirational targets for Board of Directors and senior management composition (page 13); and
■	Code of Conduct and Ethics (page 5).

Executive Compensation Program

The Company’s executive compensation program is designed to align the interests of senior management with shareholders by tying a significant portion of their compensation to the Company’s annual operating and financial performance, as well as longer-term shareholder returns. We believe that our pay- for-performance philosophy and the design of our executive compensation program strongly support, as shown above, an environment of continuous improvement and shareholder value creation. Best practices of our executive compensation program include the following:

■	Approximately 72% of the target total direct compensation of our NEOs is variable and linked to the Company’s performance;
■	Performance-based restricted share unit awards (“Performance Share Units” or “PSUs”) as a proportion of total equity-based compensation equal to 50%;
■	Payouts under the Company’s performance-based plans remain at the discretion of the Board of Directors and may be reduced even if targeted performance levels are achieved;
■	NEOs receive annual cash incentive bonus awards only if cash incentive bonus awards payable to other, non-executive employees have been made;
■	No guaranteed base salary increases, minimum bonuses or equity awards;
■	Conservative use of equity grants;
■	Inclusion of a relative TSR metric as a performance measure for PSUs;
■	Stringent share ownership requirements;
■	Double-trigger change of control policy for our CEO and other NEOs;
■	No hedging or pledging of the Company’s securities;
■	Compensation clawback policy;
■	Independent executive compensation consultant retained by Compensation Committee;
■	Annual “Say on Pay” vote; and
■	Adoption of position descriptions for the Board Chairman (including a Board Chairman that is an Executive Chairman), the lead independent director and the Chairs of the committees of the Board of Directors, as well as a position description for our CEO.

For additional information, see the “Executive Compensation” and “Compensation Risk Assessment” sections of this Proxy Statement (starting at page 25 and page 39, respectively).

Financial Statements

A more detailed description of the Company’s fiscal year 2019 operating and financial performance, including a reconciliation of non-GAAP financial measures and a graphical representation of the TSRs for the Company, the S&P 500, the TSX 60 and the DJ Waste Index, can be found on pages 67-69 and page 40, respectively, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020, and available on our website at www.wasteconnections.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.

Vote Your Common Shares

Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum. You may do so pursuant to the instructions on your proxy card (including by returning your proxy card by mail or using the Internet or your telephone) if you are a registered shareholder or, pursuant to the instructions you receive from your bank or broker (including by using the Internet or your telephone if your bank or broker provides such instructions). Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting. Please refer to your proxy card or voting instruction form included with this Proxy Statement or to the “Voting and Revocation” section on page 2 of this Proxy Statement for more information on the voting methods available to you.

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TABLE OF CONTENTS

GENERAL INFORMATION	1
Who May Vote	1
Business of Meeting; What is Being Voted On	1
Required Votes	1
Broker Non-Votes	2
Voting and Revocation	2
How Proxies Work	3
Quorum	4
Attending in Person	4
How to Contact our Transfer Agent	4

CORPORATE GOVERNANCE	5
Corporate Governance Guidelines	5
Committees of the Board	5
The Board’s Role in Risk Oversight	7
Commitment to the Environment and Sustainability	7
Director Independence	8
Board Leadership Structure	8
Board Composition	9
Majority Voting for Directors	12
Director Orientation and Continuing Education	12
Communications with the Board of Directors	13
Shareholder Outreach	13
Position Descriptions	13
Diversity Policy	13

DIRECTOR COMPENSATION AND EQUITY OWNERSHIP	15

PROPOSAL 1 — ELECTION OF DIRECTORS	17
Public Company Board Memberships	22
Bankruptcies and Insolvencies	22

SHARE OWNERSHIP	23
Share Ownership of Five Percent Shareholders	23
Share Ownership of the Board of Directors and Corporate Officers	24

EXECUTIVE COMPENSATION	25
Compensation Discussion and Analysis	25
Compensation Risk Assessment	39

EXECUTIVE COMPENSATION TABLES	40
Summary Compensation Table	40
Grants of Plan Based Awards in Fiscal Year 2019	43
Outstanding Equity Awards at 2019 Fiscal Year-End	44
Shares Vested in Fiscal Year 2019	45
Pension Benefits in Fiscal Year 2019	46
Nonqualified Deferred Compensation in Fiscal Year 2019	46
Equity Compensation Plan Information	48
Potential Payments Upon Termination or Change in Control	49

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	56
2019 Related Party Transactions	56

PROPOSAL 2 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY PROPOSAL”)	58
AUDIT MATTERS	60
Audit Committee Report	60

PROPOSAL 3 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61
Grant Thornton LLP	62
Audit Committee Pre-Approval Policies and Procedures	62

PROPOSAL 4 — APPROVAL OF THE WASTE CONNECTIONS, INC. 2020 EMPLOYEE SHARE PURCHASE PLAN	63
Summary of Material Features of the 2020 ESPP	63

OTHER INFORMATION	68
Directors’ and Officers’ Indemnity Insurance	68
Shareholder Proposals for 2021 Annual Meeting of Shareholders of the Company	68
Availability of Documents; Annual Report to Shareholders on Form 10-K	69
Other Business	69
Approval	69

APPENDIX A — CORPORATE GOVERNANCE GUIDELINES AND BOARD CHARTER	A-1

APPENDIX B — SUMMARY OF THE 2016 INCENTIVE AWARD PLAN	B-1

APPENDIX C — 2020 EMPLOYEE SHARE PURCHASE PLAN	C-1

Back to Contents

GENERAL INFORMATION

Who May Vote

The record date for determining the holders of Common Shares entitled to receive notice of and to vote at the Meeting is March 19, 2020 (the “Record Date”). Only shareholders whose names have been recorded in our share register at the close of business on the Record Date will be entitled to receive notice of and to vote  at the Meeting. As of the Record Date, 264,018,155 Common Shares were outstanding and entitled to vote. Each shareholder of record is entitled to one vote for each Common Share held by the shareholder.

Business of Meeting; What is Being Voted On

Shareholders will be voting (i) to elect the nominees for directors of the Company, (ii) in an advisory, non-binding capacity, to approve the compensation of our NEOs as disclosed in the “Executive Compensation” section of this Proxy Statement (“Say on Pay”); (iii) to approve the appointment of Grant Thornton LLP as auditors of the Company and to authorize the Board of Directors to fix the auditor’s remuneration, and (iv) to approve the 2020 ESPP. Our Board of Directors is recommending that shareholders vote “FOR” each of the nominees in proposal (i); and “FOR” proposals (ii), (iii) and (iv).

In addition to the foregoing matters, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2019, and the auditor’s report thereon, will be placed before the Meeting. No formal action will, or is required to, be taken at the Meeting with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2019.

Our 2019 audited consolidated financial statements, and the auditor’s report thereon, were included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020, and available on our website at http://wasteconnections.investorroom.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.

Required Votes

Proposal 1 – Election of Directors

The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the election of a director nominee. You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority voting policy included in our Corporate Governance Guidelines and Board Charter. See “Majority Voting for Directors” on page 12 of this Proxy Statement. Pursuant to our majority voting policy, a “WITHHOLD” vote is treated as a share present or represented and entitled to vote on the director nominee and has the same effect as a vote “AGAINST” the nominee.

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Proposal 2 – Say on Pay Proposal

The Say on Pay Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Say on Pay Proposal in order for it to be approved). You may either vote “FOR” or “AGAINST,” or you may “WITHHOLD”  from voting on, the Say on Pay Proposal. For purposes of the Say on Pay Proposal, a “WITHHOLD” vote will have the same effect as a vote “AGAINST” the Say on Pay Proposal because those Common Shares are considered to be present and entitled to vote, but are not voted.

Proposal 3 – Appointment of Auditor

The appointment of the Company’s proposed independent registered public accounting firm may be approved by any one or more shareholders voting “FOR” the Company’s proposed independent registered public accounting firm (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the proposed independent registered public accounting firm. You may either vote “FOR” or “WITHHOLD” your vote with respect to the appointment of the proposed independent registered public accounting firm. If you vote “FOR” the appointment of the proposed independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD” your vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm.

Proposal 4 – Approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan

The proposal to approve the Waste Connections, Inc. 2020 Employee Share Purchase Plan may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” this proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” this proposal.

Broker Non-Votes

Broker non-votes are counted as present and entitled to vote at the Meeting for the purpose of establishing a quorum, but are not considered votes cast at the Meeting and will have no effect on the vote of any of the proposals to be considered at the Meeting. A broker non-vote occurs when a broker signs and returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

Voting and Revocation

You may receive more than one proxy card and/or proxy notice depending on how you hold your Common Shares. You should complete and return each proxy card or other voting instruction request provided to you in accordance with the instructions provided therein.

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Registered Holders

If you are a registered holder of Common Shares as of the Record Date, you will be able to vote your proxy pursuant to the instructions on your proxy card, including by mail by signing, dating and mailing a proxy card in the postage-paid envelope provided, or by using the Internet or your telephone. You may also attend the Meeting and vote in person. Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting.

You are a registered shareholder if your name appears on your certificate or statement from the Direct Registration System representing your Common Shares. If this is the case, you may appoint someone else to vote for you as your proxy holder by using the enclosed form of proxy card. The persons named as proxies in such form of proxy card are the Senior Vice President and Chief Financial Officer of the Company and the Vice President, Deputy General Counsel and Assistant Secretary of the Company. However, you have the right to appoint any other person or company (who need not be a shareholder) to attend and act on your behalf at the Meeting. That right may be exercised by writing the name of such person or company in the blank space provided in the form of proxy card or by completing another proper form of proxy card or by using the Internet by following the instructions provided on your proxy card. Make sure that the person you appoint is aware that he or she is appointed and that this person attends the Meeting.

Even if you vote your Common Shares by mailing a proxy card, or by using the Internet or by telephone in accordance with the instructions on your proxy card, you may revoke your proxy and cast a new vote at the Meeting, if we are able to verify that you are a registered holder of Common Shares, or by mailing a notice revoking the prior proxy and then voting in person or as otherwise permitted by applicable law. You may also change your vote before the Meeting by mailing another proxy card bearing a later date, by updating your vote using the Internet or telephone in accordance with the instructions on your proxy card, or by delivering a letter revoking the proxy card to our Secretary at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Computershare Investor Services must receive your revocation no later than 8:00 a.m. (Central Time) on May 14, 2020. The proxy card or your Internet or telephone voting instructions with the latest date properly submitted by you before voting is closed at the Meeting will be counted.

Shares Held in Street Name (Non-registered Holders)

If you have selected a broker, bank or other intermediary to hold your Common Shares rather than having them directly registered in your name with our transfer agent, Computershare Investor Services, you will receive instructions from your broker, bank or other intermediary on the procedure to follow to vote your Common Shares. Your broker, bank or other intermediary also may permit you to vote your proxy by telephone or the Internet. Please be aware that beneficial owners of Common Shares held by brokers, banks or other intermediaries may not vote their Common Shares in person at the Meeting unless they first obtain a written authorization to do so from their broker, bank or other intermediary and can only change or revoke previously issued voting instructions pursuant to instructions provided by their broker, bank or other intermediary. We urge you to vote by following the instructions of your broker, bank or other intermediary.

However, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form provided by your broker, bank or other intermediary to appoint yourself as proxy holder and follow the signature and return instructions of your broker, bank or other intermediary. Computershare Investor Services must receive your appointment no later than 8:00 a.m. (Central Time) on May 14, 2020. Non-registered shareholders who appoint themselves as proxy holders should present themselves at the Meeting to a representative of the Company. Other than appointing yourself as your own proxy holder, do not otherwise complete the voting instruction form sent to you as you will be voting at the Meeting.

Non-registered shareholders are either “objecting beneficial owners” or “OBOs,” who object to the disclosure by intermediaries of information about their ownership in the Company, or “non-objecting beneficial owners” or “NOBOs”, who do not object to such disclosure. The Company pays intermediaries to send proxy-related materials to OBOs and NOBOs.

How Proxies Work

Our Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your Common Shares at the Meeting in the manner you direct. The Common Shares represented by your proxy will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for, and if you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. If you sign your proxy card or voting information form but do not give voting instructions, we will vote your Common Shares as follows:

■	FOR each of our director nominees;

■	FOR the non-binding, advisory proposal to approve the compensation of our NEOs, as disclosed in this Proxy Statement (also known as say on pay);

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■	FOR the appointment of the independent registered public accounting firm and authorizing the Board of Directors to fix the auditor’s remuneration; and

■	FOR the proposal to approve the 2020 ESPP.

You can choose to vote “FOR” or “WITHHOLD” from: (i) the election of any one or more of the persons nominated for election as directors; and (ii) the appointment of Grant Thornton LLP as our independent registered public accounting firm until the close of business of the 2021 Annual Meeting of Shareholders of the Company and the authorization of the directors to fix the auditor’s remuneration. You can choose to vote “FOR”, “AGAINST” or “WITHHOLD” on the approval, on a non-binding, advisory basis, of the compensation of our NEOs as disclosed in this Proxy Statement; and you can choose to vote “FOR” or “AGAINST” the approval of the 2020 ESPP.

Quorum

In order to carry on the business of the Meeting, we must have a quorum at the Meeting. A quorum for the transaction of business at a meeting of shareholders of the Company consists of at least two persons present and each entitled to vote at the meeting and holding personally or representing as proxies, in the aggregate, 25% of the eligible vote.

Abstentions and broker non-votes are counted as present and entitled to vote at the Meeting for purposes of determining whether we have a quorum. A broker non-vote occurs when a broker signs and returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

Attending in Person

Only shareholders, their proxy holders and our invited guests may attend the Meeting. If you plan to attend, please bring identification and, if you hold Common Shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Common Shares in order to be admitted to the Meeting.

How to Contact our Transfer Agent

You can contact our transfer agent either by mail at Computershare Investor Services, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, by telephone at 1-800-564-6253, by fax at 1-888-453-0330 or by Internet in English at www-us.computershare. com/Investor/Contact?cc=ca&lang=en, or in French at www-us.computershare.com/Investor/Contact?cc=ca&lang=fr.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

As part of our ongoing commitment to good corporate governance, we have adopted, among other measures, the Corporate Governance Guidelines and Board Charter, and charters for each of the standing Committees of the Board of Directors (other than the Executive Committee) to promote the effective functioning of our Board of Directors and its Committees, to promote the interests of the Company as a whole and to ensure a common set of expectations concerning how our Board of Directors, its Committees and management should perform their respective functions.

Code of Conduct and Ethics

We have also adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. The Nominating and Corporate Governance Committee is responsible for ensuring the Company implements good corporate governance practices, including compliance with the Code of Conduct and Ethics. Directors who have, or who may be reasonably perceived to have, a personal or related-party interest in a transaction or agreement being contemplated by the Company are required to declare such interest at any meeting at which the matter is being considered and, when appropriate, will leave the meeting during discussion and abstain from voting on such matter.

Copies of our Corporate Governance Guidelines and Board Charter, our Code of Conduct and Ethics and our Committee charters are available on our website at http://wasteconnections. investorroom.com/corporate-governance. A copy of the Corporate Governance Guidelines and Board Charter is included as Appendix A to this Proxy Statement, and a copy of the Corporate Governance Guidelines and Board Charter and our Code of Conduct and Ethics may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.

Committees of the Board

Our Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Except for the Executive Committee, the committees are composed entirely of independent, non-employee directors.

Executive Committee

The Executive Committee, whose committee chairman is Mr. Ronald J. Mittelstaedt and whose other members are Messrs. Michael W. Harlan and Larry S. Hughes, is authorized to exercise, subject to limitations under applicable law, all of the powers and authority of the Board of Directors in managing our business and affairs, including approval, between meetings of the Board of Directors, of all divestitures by the Company in excess of $25.0 million and all acquisitions by the Company for cash or other non-equity consideration in excess of $25.0 million.

Audit Committee

The Board of Directors has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee, whose chairman is Mr. Harlan and whose other members are Ms. Elise L. Jordan and Messrs. Hughes and William J. Razzouk, advises our Board of Directors and management with respect to, among other matters, internal controls, financial systems and procedures, accounting policies and other significant aspects of the Company’s financial management. Pursuant to its charter, the Audit Committee selects the Company’s independent registered public accounting firm and oversees the arrangements for, and approves the scope of, the audits to be performed by the independent registered public accounting firm. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” within the meaning of NYSE listing standards and applicable Canadian securities laws. The Board of Directors has also determined that Mr. Harlan and Ms. Jordan are both “audit committee financial experts” as defined under the applicable SEC rules. The Audit Committee’s duties are discussed below under “Audit Committee Report.”

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Compensation Committee

The Compensation Committee, whose chairman is Mr. Razzouk and whose other members are Ms. Susan “Sue” Lee and Mr. Edward E. “Ned” Guillet, is responsible for, among other matters, establishing our corporate officer compensation policies and administering such policies. Pursuant to its charter, the Compensation Committee studies, recommends and implements the amount, terms and conditions of payment of any and all forms of compensation for our directors, NEOs and other corporate officers; approves and administers any guarantee of any obligation of, or other financial assistance to, any officer or other employee; and approves the grant of restricted share units, share options, warrants and other forms of equity incentives to officers, employees and consultants. The Compensation Committee also makes recommendations to the Board of Directors concerning cash and equity-based compensation and benefits for non-employee directors. See “Compensation Discussion and Analysis—Executive Compensation” for more information regarding compensation and the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

In 2019, the Compensation Committee consisted of Ms. Lee and Messrs. Razzouk and Guillet. None of our executive officers served as a director or member of the compensation committee of another entity which had an executive officer that served as a director or member of our Compensation Committee. In addition, there are no other such potential Compensation Committee interlocks.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, whose chairman is Mr. Guillet and whose other members are Mses. Jordan and Lee and Mr. Harlan, is responsible for, among other matters, recommending director nominees to the Board of Directors, overseeing an annual self-evaluation process to assess the effectiveness of the Board of Directors and its committees, and developing and implementing corporate governance principles. See “Board Renewal; Board Performance Evaluation” for more information regarding the committee’s annual self-evaluation process.

Copies of the Audit Committee Charter, the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter, each of which our Board of Directors has adopted, are available on our website at http://wasteconnections.investorroom.com/corporate-governance. A copy of each charter may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.

Independence of Committee Members

In addition to the general requirements for the independent members of our Board of Directors described above, members of the Audit Committee and the Compensation Committee must also satisfy the additional independence requirements of the NYSE and applicable securities laws. These rules and laws, among other things, prohibit a member of the Audit Committee or the Compensation Committee, other than in his or her capacity as a member of such committee, the Board of Directors or any other committee of the Board of Directors, from receiving any compensatory fees from or being an affiliated person of the Company or any of its subsidiaries. As a matter of policy, the Board of Directors also applies this additional requirement to members of the Nominating and Corporate Governance Committee.

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Board and Committee Meeting Attendance

The Board of Directors held four meetings during 2019, all of which were regularly scheduled. None of the meetings were held telephonically. The Executive Committee met one time in 2019. The Audit Committee met four times during 2019. The Compensation Committee met two times during 2019. The Nominating and Corporate Governance Committee met four times during 2019. Each director of Waste Connections attended at least 75% of the meetings of the Board of Directors held during 2019. Except for Mr. Mittelstaedt, who took a temporary leave of absence on February 20, 2019, to address health matters affecting him and his family, each director of Waste Connections attended at least 75% of the meetings of the committees on which he or she served during 2019. The attendance record of each director for all Board of Directors and Committee meetings held during 2019 is set out below:

Name	Board	Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ronald J. Mittelstaedt	3/4	0/1	N/A	N/A	N/A
Edward E. “Ned” Guillet	4/4	N/A	N/A	2/2	3/3
Michael W. Harlan	4/4	1/1	N/A	N/A	3/3
Larry S. Hughes	4/4	1/1	4/4	N/A	N/A
Worthing F. Jackman(1)	1/1	N/A	N/A	N/A	N/A
Elise L. Jordan(1)	1/1	N/A	1/1	N/A	1/1
Susan “Sue” Lee	4/4	N/A	N/A	2/2	3/3
William J. Razzouk	4/4	N/A	4/4	2/2	N/A
(1)	Mr. Jackman and Ms. Jordan were appointed to the Board of Directors in July 2019 and August 2019, respectively, and each only attended one Board of Directors meeting in 2019.

The Board’s Role in Risk Oversight

The Board of Directors and its committees have an active role in overseeing management of the Company’s risks. The Board of Directors regularly reviews information from members of senior management regarding the Company’s safety performance, employee retention, financial performance, financial outlook, balance sheet, credit profile and liquidity, as well as the risks associated with each. The Board of Directors also receives reports from members of senior and regional management on areas of material risk to the Company, including market-specific, operational, legal, information technology, regulatory and strategic risks. The Board of Directors, with recommendations from the Audit and Compensation Committees, approves and maintains a succession plan for the CEO and other senior management of the Company, including policies and principles for selecting and evaluating a new CEO in the event of an emergency or retirement of the CEO. The Audit Committee oversees management of financial, financial reporting and internal controls risk. The Compensation Committee assesses and monitors risks relating to the Company’s corporate officer compensation policies and practices. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of the Board of Directors and potential conflicts of interest.

Commitment to the Environment and Sustainability

Waste Connections believes environmental, organizational and financial sustainability initiatives are key components of our success. We recognize the importance to our stakeholders of our continuing efforts to minimize our impact on the environment as well as measuring the positive impacts we have on the communities we serve, the development and welfare of our employees, the financial health of our Company, and the returns to our shareholders. We expanded our Sustainability Report in 2018 to include Global Reporting Initiative data, with a subsequent update in 2019 to also include Sustainability Accounting Standards Board data. Our 2019 Sustainability Report is available at http://www.wasteconnections.com/sustainability.

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DIRECTOR INDEPENDENCE

The Board of Directors has determined that each of Mses. Jordan and Lee and Messrs. Guillet, Harlan, Hughes and Razzouk is “independent” within the meaning of the standards set forth in our Corporate Governance Guidelines and Board Charter, a copy of which is attached as Appendix A. Ronald J. Mittelstaedt and Worthing F. Jackman are not “independent” within the meaning of the standards set forth in our Corporate Governance Guidelines and Board Charter because Mr. Mittelstaedt, as the Executive Chairman of the Board of Directors, is an employee of the Company, and Mr. Jackman is the CEO of the Company.

Board Leadership Structure

The Board of Directors selects its chairman and the Company’s CEO in any way it considers to be in the best interests of the Company. Effective July 2019, the Board of Directors split the position of Board Chairman and CEO.

The Board has determined that the Company is best served by having Ronald J. Mittelstaedt, the Company’s founder, serve as the Board’s Executive Chairman. Mr. Mittelstaedt previously held the positions of Board Chairman and CEO from January 1998 until July 2019, when Mr. Mittelstaedt transitioned to the position of Executive Chairman and Worthing F. Jackman was promoted to CEO. Since Mr. Mittelstaedt no longer serves as both Board Chairman and CEO, our Corporate Governance Guidelines and Board Charter provides that the positions of Board Chairman and CEO be held by separate persons.

Lead Independent Director Responsibilities

Our Corporate Governance Guidelines and Board Charter requires that at each regularly scheduled meeting of the Board of Directors, the non-employee directors meet separately, without management present, in executive session. The non-employee directors may also meet without management present at other times as determined by the lead independent director. Furthermore, when the Board Chairman is an affiliated director or a member of the Company’s management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will appoint from among themselves a lead independent director (the “lead independent director”). The Board of Directors has designated the chairman of the Audit Committee, Mr. Harlan, as the lead independent director. In addition to his other duties as a director and member of committees, the lead independent director will:

■	preside at all meetings of the Board of Directors at which the Board Chairman is not present;
■	preside over each meeting of non-employee directors;
■	have the authority to call meetings of non-employee directors;
■	help facilitate communication between the Board Chairman, the CEO and the non-employee directors;
■	advise with respect to the Board of Director’s agenda;
■	ensure that the Board of Directors is able to function independently of management;
■	serve as the leader of the Board of Directors on matters of corporate governance;
■	if requested by major shareholders, ensure his or her availability for direct communication;
■	ensure that all directors have an independent contact on matters of concern to them and ensure that the Board of Directors successfully discharges its fiduciary duties;
■	provide guidance on, and monitor, the independence of each director to ensure the independence of a majority of the Board of Directors;
■	provide leadership to the Board of Directors if circumstances arise in which the Board Chairman has, or may be perceived to have, a conflict;
■	ensure that functions delegated to committees of the Board of Directors are carried out as represented and results are reported to the Board of Directors;
■	work with the Board Chairman and the CEO, including helping to review strategies, define issues, maintain accountability and build relationships;
■	in conjunction with the Nominating and Corporate Governance Committee, facilitate the review and assessment of individual director attendance and performance and the size, composition and overall performance of the Board of Directors and its committees;
■	in collaboration with the Board Chairman and the corporate secretary ensure that information requested by individual directors, the entire Board of Directors or committees of the Board of Directors is provided and meets their needs; and
■	together with the Board Chairman, ensure the directors are knowledgeable about their obligations to the Company and its securityholders, management and other stakeholders, and pursuant to applicable law.

If the Board Chairman is an independent director, then the duties for the lead independent director described above shall be part of the duties of the Board Chairman. As set forth in our Corporate Governance Guidelines and Board Charter, a majority of the members of our Board of Directors must be independent. For a director to be considered independent, the Board of Directors must

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determine that the director is “independent” within the meaning of (i) Section 1.4 of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators and (ii) Section 303A.02 of the Listed Company Manual of the NYSE, in each case as such laws or rules, as applicable, may be amended or replaced. In addition, for a director to be considered independent, the Board of Directors must determine that the director has no material relationship with the Company, provided that the direct or indirect ownership of any amount of the Company’s shares will not be deemed to constitute a material relationship. No director who is a former employee of the Company, is a former employee or affiliate of any current auditor of the Company or its subsidiaries, is a part of an interlocking directorate in which any NEO or other corporate officer of the Company serves on the compensation committee of another company that concurrently employs such director or has an immediate family member in any of the foregoing categories, can be independent until three years after such employment, affiliation or relationship has ceased.

The Board of Directors reviews all relationships of each director to assess whether any of them is a material relationship so as to impair that director’s independence. A “material relationship” means a direct or indirect commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship that is reasonably likely to affect the independent and objective judgment of the director in question, provided that the direct or indirect ownership of any amount of our shares is not deemed to constitute a material relationship. The following commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence: if a director of the Company (a) is also an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company are less than the greater of $1 million or two percent of the annual revenue of that other company; (b) is an executive officer of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of that other company; or (c) serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to that organization are less than one percent of that organization’s total annual receipts. The Board of Directors reviews annually whether its members satisfy these applicable independence tests before any member stands for re-election to the Board of Directors.

Board Composition

Board Renewal

The Company does not limit the time a director can serve on the Board of Directors. While director term limits could potentially assist the Board of Directors in gaining fresh perspectives and meeting diversity objectives, imposing director term limits means that the Board of Directors may lose the contributions of longer serving directors who have developed a deeper knowledge and understanding of our business and have a demonstrated track record for guiding the Company through a long-term period of shareholder value creation.

The Board of Directors is of the view that there are a number of mechanisms of ensuring renewal of the Board of Directors without implementing director term limits, including the use of performance evaluations of the Board of Directors, mandatory retirement policies for directors, the identification of skills needed on the Board of Directors and succession planning. The Board of Directors has adopted a director retirement policy that provides that no director who is over the age of 75 at the expiration of his or her current term may be nominated to a new term. However, the Nominating and Corporate Governance Committee may determine that it would be in the best interests of the Company to ask a director to remain on the Board of Directors for an additional period of time beyond age 75, or to stand for re-election even if such director is over the age of 75.

Board and Committee Performance Evaluation

The Board of Directors and each Committee perform an annual performance self-evaluation to assess, at a minimum, the effectiveness and adequacy of the meetings of the Board of Directors and its Committees, the adequacy and timeliness of information provided to the Board of Directors by the Company’s management, the diversity of experience of individual directors and the contributions of each director. The evaluation process is overseen by the Nominating and Corporate Governance Committee and includes questionnaires completed by each director that take into account observations from previous assessments, current topics, and other input from the Board of Directors. A complete set of responses is then reviewed by each committee and the Board of Directors. Based on feedback from the 2019 evaluation, the directors concluded that the Board of Directors and its committees functioned well together, and that the members of our Board of Directors were satisfied with the overall performance of the Board of Directors and its committees.

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Our Director Nomination Process

Our Board of Directors believes that directors must have the highest personal and professional ethics, integrity and values. They must be committed to representing the best interests of the Company and should be committed to serving on the Board of Directors for an extended period of time. They must have an objective perspective, practical wisdom, mature judgment and expertise, skills and knowledge useful to the oversight of our business. Our goal is a Board of Directors that represents diverse experiences at policy-making levels in business and other areas relevant to our activities, while encouraging a diversity of backgrounds, including with respect to gender, among the members of our Board of Directors. Our Board of Directors believes it is paramount to maintain flexibility in the nominating process in order to ensure that the most qualified available candidates are selected as circumstances dictate and the needs of the Company evolve. In identifying suitable candidates for nomination to the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates on merit using objective criteria and with due regard for the benefits of diversity on the Board of Directors, including the level of representation of women on the Board of Directors. The Board of Directors consists of eight directors, of which two are women, representing approximately 25% of the Board of Directors and 33% of the independent members of the Board of Directors. For additional discussion of our diversity policies and practices, see “Corporate Governance – Diversity Policy”.

Our Board of Directors maintains a competency matrix to assess its composition. The following table summarizes the key experiences and skills represented on our Board of Directors:

Director
Experience and Skills		Guillet	Harlan	Hughes	Jackman	Jordan	Lee	Mittelstaedt	Razzouk
Corporate Governance
Public Company C-Suite
Strategy
Mergers and Acquisitions
People, Training & Development
Solid Waste Industry
Operations & Materials Management
Sales and Marketing
Finance/Accounting
Legal/Regulatory
EH&S/Sustainability
Risk Management
Information Technology

Diversity
Nationality	Canada
United States
Age	Under 60
60-70
71+
Gender	Male
Female
Tenure	1-5 Years
6-10 Years
11+ Years
Independence	Yes
No

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In addition to the foregoing qualities, the Nominating and Corporate Governance Committee will take a number of other factors into account in considering candidates as nominees for the Board of Directors, including the following: (i) whether the candidate is independent within the meaning of our Corporate Governance Guidelines and Board Charter; (ii) relevant business, academic or other experience; (iii) willingness and ability to attend and participate actively in Board of Directors and Committee meetings and otherwise to devote the time necessary to serve, taking into consideration the number of other boards on which the candidate serves and the candidate’s other business and professional commitments; (iv) potential conflicts of interest; (v) whether the candidate is a party to any adverse legal proceeding; (vi) the candidate’s reputation; (vii) specific expertise and qualifications relevant to any Committee that the candidate is being considered for, such as whether a candidate for the Audit Committee meets the applicable financial literacy or audit committee financial expert criteria; (viii) willingness and ability to meet our director’s equity ownership guidelines; (ix) willingness to adhere to our Code of Conduct and Ethics; (x) ability to interact positively and constructively with other directors and management; (xi) willingness to participate in a one- day new director orientation session; (xii) willingness to attend educational forums or workshops to enhance understanding of new and evolving governance requirements; and (xiii) the size and composition of the Board of Directors.

When seeking director candidates, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, third party advisors, business and personal contacts, and shareholders. The Nominating and Corporate Governance Committee may also engage the services of a third-party search firm to help identify and facilitate the screening and interview process of potential director nominees. After conducting an initial evaluation, the Nominating and Corporate Governance Committee will make arrangements for candidates it considers suitable to be interviewed by one or more members of the committee. Each candidate will be required to complete a standard directors’ and officers’ questionnaire, which is also completed by all of the directors annually. The Nominating and Corporate Governance Committee may also ask the candidate to meet with members of our management. If the Nominating and Corporate Governance Committee believes that the candidate would be a valuable addition to the Board of Directors, it will recommend the candidate for nomination to the Board of Directors. Before recommending a sitting director to be nominated for re-election at an annual meeting of shareholders, the Nominating and Corporate Governance Committee will consider the director’s past performance and contribution to the Board of Directors.

The Nominating and Corporate Governance Committee will apply the criteria described above when considering candidates recommended by shareholders as nominees for the Board of Directors. In addition, any of our shareholders may nominate one or more persons for election as a director of the Company at any meeting of shareholders called for the purpose of electing directors if the shareholder complies with the notice, information and consent provisions contained in our By-law No. 1. Pursuant to our By-law No. 1, to be considered for inclusion in our proxy materials, notice of a shareholder’s nomination of a person for election to the Board of Directors (the “Notice”) must be received by the Secretary of the Company in writing at the address listed on the first page of this Proxy Statement for the Meeting not later than the close of business on the 30th day before the date of the annual meeting of shareholders; except that, if the first public announcement made by the Company of the date of the annual meeting of shareholders (the “Notice Date”) is less than 50 days prior to the date of the annual meeting of shareholders, notice by the shareholder may be given not later than the close of business on the 10th day following the Notice Date.

In the case of a special meeting that is not also an annual meeting, the notice must be given not later than the 15th day following the applicable Notice Date. The notice must contain and be accompanied by certain information as specified in our By-law No. 1 and set forth below, including information about the shareholder providing the notice and the proposed nominee(s) (the “Proposed Nominee”).

Shareholders making nominations must provide, among other things, information regarding each such shareholder’s:

■	name, business and residential address;

■	number of securities of the Company beneficially owned, or controlled or directed, directly or indirectly, by the shareholder or any other person with whom the shareholder is acting jointly or in concert with respect to the Company or any of its securities as of the record date for the meeting and the date of the proxy notice;
■	their interests in, or rights or obligations associated with, any agreements, arrangements or understandings, the purpose or effect of which is to alter, directly or indirectly, the person’s economic interest in a security of the Company or the person’s economic exposure to the Company;
■	full particulars of any proxy, contract, relationship, arrangement, agreement or understanding pursuant to which such person, or any of his or her affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the Board of Directors; and
■	any other information that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to applicable law.

Additionally, shareholders nominating director candidates are required to disclose, among other things:

■	the name, age, business and residential address of the Proposed Nominee;
■	the principal occupation, business or employment of the Proposed Nominee, both presently and within the past five years;
■	whether the Proposed Nominee is a resident Canadian;
■	the number of securities of each class of securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date and the date of the proxy notice;

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■	full particulars of any relationship, agreement, arrangement or understanding, including financial, compensation and indemnity related relationships, agreements, arrangements or understandings, between the Proposed Nominee and the shareholder, or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the shareholder, in connection with the Proposed Nominee’s nomination and election as a director of the Company; and
■	any other information that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to applicable law. Such information must be promptly updated and supplemented so as to be accurate as of the Record Date.

We recommend that any shareholder wishing to nominate a director at an annual meeting of shareholders review a copy of our By-law No. 1.

Majority Voting for Directors

Our Corporate Governance Guidelines and Board Charter provides, in uncontested director elections, for our directors to be elected by the affirmative vote of a “majority of the votes cast” with respect to his or her election at a meeting of shareholders, and each incumbent director who receives more “WITHHOLD” votes than votes “FOR” in respect of his or her election must resign from the Board of Directors. A “majority of the votes cast” means that the number of shares voted “FOR” a director’s election exceeds 50% of the number of the total votes cast with respect to that director’s election. The total votes cast with respect to that director’s election will include votes “FOR” that director and “WITHHOLD” votes, but will exclude abstentions, broker non- votes, and failures to vote with respect to that director’s election. Upon receipt of such a tendered resignation, the Nominating and Corporate Governance Committee of the Board of Directors or another independent committee of the Board of Directors will make a determination as to whether to recommend that the Board of Directors accept or reject such resignation. The applicable committee is expected to recommend that the Board of Directors accept the resignation absent exceptional circumstances. The director who is the subject of such determination is not permitted to participate in the deliberations or decisions of the deciding committee.

The Company must promptly publicly disclose the decision(s) of the Board of Directors by a press release and a filing with the SEC and the applicable securities commissions or similar regulatory authorities in Canada. If the director’s tendered resignation is not accepted by the deciding committee or the director does not submit his or her resignation to the Board of Directors, such director will continue to serve until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the deciding committee, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy.

Director Orientation and Continuing Education

The Company provides access to appropriate orientation programs, sessions or materials for new members of the Board of Directors for their benefit either prior to or within a reasonable period of time after their nomination or election to the Board of Directors, which include written materials and presentations by senior management regarding the directors’ legal and ethical responsibilities; our strategic plans, principal operating risks and financial statements; the material factors that affect our performance; the operation, significance and effects of incentive compensation programs and related party transactions; and other key policies and practices. Continuing education is provided through a number of opportunities, including visits to our operating locations, strategic and financial presentations by members of senior and regional management, and periodic presentations by outside experts on topics of interest. Directors are also encouraged, but not required, to participate in outside continuing education programs.

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Communications with the Board of Directors

Shareholders and other interested parties may communicate with the Board of Directors generally, with the non-employee directors as a group or with a specific director at any time by writing to the Board of Directors, the non-employee directors or a specific director, care of the Secretary, at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. The Secretary will forward all communications to the Board of Directors, the non-employee directors or a specific director, as applicable, as soon as practicable after receipt without screening the communication. Shareholders and other interested parties are requested to provide their contact information and to state the number of Common Shares that they beneficially own in their communications to the Board of Directors. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, shareholders and other interested parties are urged to limit their communications to the Board of Directors to matters that are of shareholder interest and that are appropriate for consideration by the Board of Directors.

Shareholder Outreach

We believe that our relationship with and accountability to shareholders are critical to our success. Engaging with our shareholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our shareholder and investor outreach includes investor road shows, analyst meetings and investor conferences. We also communicate with shareholders and other interested parties through various media, including our annual and quarterly reports, proxy statements and other SEC and Canadian securities filings, press releases and our website. Our conference calls for quarterly earnings releases and major corporate developments are open to all. These calls are available in real time and are also archived as webcasts on our website. Our President and CEO, Board Chairman, Chief Financial Officer and other senior management also regularly meet with investors to discuss our strategy, financial and business performance and to update investors on key developments.

Position Descriptions

Written position descriptions for the Board Chairman, the lead independent director and each of the Committee chairs, as well as a position description for the CEO of the Company, have been approved by the Board of Directors.

Diversity Policy

The Company believes that diversity, and specifically gender diversity, is an important consideration in determining the composition of its Board of Directors and senior management and is committed to increasing the diversity of the Board of Directors and senior management over time by actively seeking qualified candidates who satisfy diversity objectives, among other criteria. A truly diverse Board of Directors and senior management will include and utilize differences in skills, expertise, and industry experience, as well as gender, race, ethnicity, religion, sexual orientation, physical ability, age and other distinctions to bring diverse perspectives to the decision-making process and help foster an inclusive workplace.

In October 2019, the Board of Directors formally adopted a Policy Regarding Diversity on the Board of Directors and in Senior Management Positions (the “Diversity Policy”) to recognize the Company’s belief that diversity is an important consideration in determining the composition of the Board of Directors and senior management. The Diversity Policy sets out specific roles and responsibilities of the Nominating and Corporate Governance Committee in recommending diverse candidates after considering a wide range of diversity criteria to ensure the Board of Directors, as a whole, and senior management reflect a range of viewpoints, backgrounds, skills and experience. In particular, the Diversity Policy emphasizes the importance of gender diversity and the role of women with relevant skills and experience in contributing to a diversity of perspective on the Board and senior management.

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The Diversity Policy sets out various objectives of the Nominating and Corporate Governance Committee in order to achieve the Company’s commitment to increasing diversity, including the development of recruitment and selection protocols to give due consideration to the benefits of diversity and ensure candidates of diverse groups, knowledge and viewpoints are included in any director and senior management search. These protocols include considering the level of representation of women on the Board of Directors and senior management and directing any third-party search firm engaged by the Company to include diverse candidates, and in particular women, on the short list of candidates being considered in order to support the specific objective of gender diversity.

The Nominating and Corporate Governance Committee conducts periodic reviews of the Company’s recruitment and selection protocols for Board members and senior management (including executive officers, as defined by applicable Canadian securities laws), including the Company’s existing protocols for internal promotion and leadership development, as part of its annual review process. This review process aims to ensure that diversity remains a component of any director or senior management search and that existing protocols continue to promote diversity within the Company. The success of the Diversity Policy is measured by assessing whether the Board and senior management is composed of highly qualified individuals that possess a balance of skills, experience, expertise and a diversity of perspectives that are relevant to the Company’s business and its strategic objectives and determining whether the Company is meeting the aspirational targets set out in the Diversity Policy. The Company continues its efforts to identify additional female candidates for consideration as members of the Board of Directors and in senior management positions, and within the last year has appointed Ms. Jordan as the second female member of the Board and, in 2018, promoted Ms. Whitney, formerly Senior Vice President – Finance, to Senior Vice President and Chief Financial Officer.

In October 2019, the Company established its aspirational target of women representing at least 30% of independent Board of Directors members by 2020, which was achieved in August 2019 following the appointment of Ms. Jordan to the Board of Directors. In addition, the Company has established an aspirational target of women representing at least 30% of the total Board of Directors by 2024. Currently, two out of eight members of our Board of Directors are women, representing 33% of independent Board members and 25% of total Board members, and the director nominees for the Meeting include two women.

Although the Diversity Policy does not specify a formal target regarding the representation of women in senior management or executive officer positions, we are committed to increasing the diversity – including gender diversity – of our executive team over time, ensuring that the most qualified candidates are selected as circumstances dictate and the Company’s needs evolve. Diversity is one of a number of factors (which include leadership capabilities, mature judgment, merit, an objective perspective, practical wisdom, talent, experience (including time with the Company), expertise, strategic/ innovative thinking, skills and knowledge that are useful to the oversight of our business) that are considered in selecting the best candidates for executive officer appointments. We believe that a less formulaic approach, together with a rigorous search that seeks to include diverse and qualified candidates based on the relevant qualifications and criteria, will best serve the Company’s needs. Currently, there is one woman who is an executive officer (as defined under applicable Canadian securities laws) of the Company, or 11% of our executive officers.

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DIRECTOR COMPENSATION AND EQUITY OWNERSHIP

Annual Retainer and Equity Grants

All of our non-employee directors are paid an annual cash retainer and receive deferred share units (“DSUs”). The amount of such director compensation is determined on an annual basis by the Board of Directors. A supplemental annual cash retainer is also paid to committee chairs. Directors who are officers or employees of the Company do not receive any compensation as directors or for attending meetings of the Board of Directors or its committees.

The Compensation Committee periodically engages its independent compensation consultant to review director compensation using the same peer group used to benchmark executive compensation. The principal features of the compensation received by our non-employee directors for fiscal year 2019 are described below.

Type of Fee
Annual Cash Retainer		$100,000
Committee Chair Cash Retainers:
Audit		$25,000
Compensation		$25,000
Nominating & Corporate Governance		$15,000
Target DSu/RSu Grant	CAD$	210,000

Directors may elect, irrevocably and in advance, to receive up to CAD$150,000 of their director grant in restricted share units, or RSUs, that are settled in Common Shares, with the remainder to be received in the form of DSUs. RSUs received in payment of the director grant vest in two equal installments on the grant date and the first anniversary of the grant date.

The following table provides compensation information for the year ended December 31, 2019, for each non-employee member of our Board of Directors.

Name	Fees Earned or Paid in Cash ($)(1)	Share Awards ($)(1)(2)	All Other Compensation ($)(1)(3)	Total ($)(1)
Edward E. “Ned” Guillet	115,000	159,511	–	274,511
Michael W. Harlan	125,000	159,511	–	284,511
Larry S. Hughes	100,000	159,511	–	259,511
Elise L. Jordan	80,822	163,051	–	243,873
Susan “Sue” Lee	100,000	159,511	–	259,511
William J. Razzouk	125,000	159,511	–	284,511

(1)	Ms. Lee and Mr. Hughes received their compensation in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2019 to December 31, 2019, CAD$1.00 = US$0.7537.

(2)	In February 2019, each of our non-employee directors (other than Ms. Jordan) received a grant of 1,376 RSUs with a grant date fair value of $113,960 and a grant of 550 DSUs with a grant date fair value of $45,551, each as shown in the “Share Awards” column. In August 2019, Ms. Jordan received a grant of 1,261 RSUs with a grant date fair value of $116,491 and a grant of 504 DSUs with a grant date fair value of $46,560, each as shown in the “Share Awards” column. The amount shown for each non-employee director is the grant date fair value of the 2019 awards computed in accordance with generally accepted accounting principles in the U.S., excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 1 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020.

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The table below shows the aggregate number of unvested share awards (in the form of RSUs and DSUs) outstanding for each non-employee director as of December 31, 2019.

Name	Aggregate Restricted Share Unit Awards Outstanding as of December 31, 2019 (#)	Aggregate Deferred Share Unit Awards Outstanding as of December 31, 2019 (#)
Edward E. “Ned” Guillet	688	2,010
Michael W. Harlan	688	2,010
Larry S. Hughes	688	7,401
Elise L. Jordan	630	205
Susan “Sue” Lee	688	5,035
William J. Razzouk	688	2,010

(3)	None of the non-employee directors received perquisites or other personal benefits in an aggregate amount of $10,000 or more. We reimburse directors for transportation, lodging and other expenses actually incurred in attending Board and Committee meetings and other Company-related events.

Non-Employee Directors’ Equity Ownership

Non-employee directors of the Company are required to hold shares having a market value of at least $300,000, or three times the annual cash retainer. Non-employee directors have five years from the fiscal year-end following initial election to the Board of Directors to accumulate the share ownership prescribed by the guidelines. For purposes of the calculation, shares deemed “beneficially owned” by the non-employee directors within the meaning of the rules of the SEC, as well as DSUs or RSus subject to time-based vesting held by the non-employee director, and vested or time-based unvested DSUs and RSUs or resulting shares deposited into a deferred compensation plan or arrangement, are included in the calculation of the amount of such individual’s ownership. As of the date of this Proxy Statement, all of our non-employee directors (other than Ms. Jordan, who joined the Board of Directors in 2019) exceeded the requirements of our share ownership guidelines.

Non-employee directors held the following Common Shares, DSUs and unvested RSUs as of March 19, 2020, the Record Date for the Meeting.

Name	Common Shares	DSUs	Unvested RSUs	Total	Equity Ownership Guideline Met
Edward E. “Ned” Guillet	41,745	2,446	545	44,736
Michael W. Harlan	7,397	2,446	545	10,388
Larry S. Hughes	9,554	8,369	545	18,468
Elise L. Jordan(1)	546	940	1,175	2,661
Susan “Sue” Lee	9,826	5,471	545	15,842
William J. Razzouk	14,491	2,446	545	17,482
(1) 2019 was Ms. Jordan first year on the Board of Directors.

Directors’ Deferred Share Unit Plan

DSus are notional units that have the same value as Common Shares, and therefore have the same upside and downside risk as to value, but do not give the holder voting or other shareholder rights. Awarding DSUs to directors serves to align the interests of non-executive directors with those of shareholders. DSUs are redeemed and settled for cash only when the non-executive director leaves the Board of Directors, and the redemption value of a DSu is equal to the market value of a Common Share at the date of redemption, less applicable withholdings.

Directors may elect, irrevocably and in advance, to receive all or part of their director and committee chair cash retainers either in cash or DSus. They may also elect, irrevocably and in advance, to receive up to CAD$150,000 of their upcoming equity grants in RSUs that are settled in Common Shares, with the remainder of such compensation to be received in the form of DSus. Notional DSUs are credited to an account for each director and held until the director leaves the Board of Directors.

DSus earn dividend equivalents at the same rate as dividends are paid on Common Shares. upon redemption and settlement, DSu holders are credited with additional DSUs that are equivalent in value to the dividends declared on the Common Shares. The number of DSUs is calculated using the same rate as for the dividends paid on the Common Shares.

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PROPOSAL 1	ELECTION OF DIRECTORS

The Board of Directors is composed of eight directors. At the Meeting, you will be asked to elect each of the eight current directors to serve until the close of business of the 2021 Annual Meeting of Shareholders of the Company or until any such director’s earlier resignation, or their respective successors are duly elected or appointed.

The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote). You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority voting policy included in our Corporate Governance Guidelines and Board Charter. Pursuant to our majority voting policy, a “WITHHOLD” vote is considered a vote cast for purposes of the election of the director nominee and is equivalent to a vote against the nominee. Pursuant to the Company’s Corporate Governance Guidelines and Board Charter, each director of the Company must be elected by a “majority of the votes cast” with respect to his or her election. A “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast with respect to that director’s election will include votes to withhold authority, but will exclude abstentions, broker non-votes, and failures to vote with respect to that director’s election. See “Majority Voting for Directors” on page 12 of this Proxy Statement.

Proxies will be voted, unless otherwise indicated, for the election of all eight nominees to our Board of Directors. Proxies will be voted in a discretionary manner if any of the eight nominees is unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS.
RONALD J. MITTELSTAEDT
EXECUTIVE CHAIRMAN Waste Connections, Inc.
Age 56 California, U.S.A. Director since: September 1997 NOT Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 75%(1)
	■	Board
	■	Executive Committee
COMMON SHARES OWNED OR CONTROLLED: 191,625

BIOGRAPHY:

Mr. Mittelstaedt has been Executive Chairman of Waste Connections since July 2019. From the Company’s formation in 1997 to that date, he served as Chief Executive Officer of Waste Connections. Mr. Mittelstaedt has served as a director of Waste Connections since its formation, and was elected Chairman in January 1998. Mr. Mittelstaedt also served as President of Waste Connections from its formation through August 2004. Mr. Mittelstaedt has more than 31 years of experience in the solid waste industry. Under Mr. Mittelstaedt’s leadership, the Company became the third largest company in the North American solid waste and recycling industry, employing nearly 19,000 people across the U.S. and Canada. Mr. Mittelstaedt also established the RDM Positive Impact Foundation in 2004 to improve the lives of underprivileged and at-risk children. Prior to his career in the solid waste and recycling industry, he spent three years in the air freight industry. Mr. Mittelstaedt serves as a director for SkyWest, Inc. and is also a director for Pride Industries, a non-profit organization which provides manufacturing, supply chain, logistics and facilities services to public and private organizations nationwide, while creating jobs for people with disabilities. Mr. Mittelstaedt holds a B.A. degree in Business Economics with a finance emphasis from the University of California at Santa Barbara.

We believe that Mr. Mittelstaedt’s qualifications to serve on our Board of Directors include his extensive experience in the solid waste industry, including as our founder, our CEO from the formation of the Company until July 2019, and a director since the Company was formed in 1997 and our Board Chairman since 1998.

(1)	Mr. Mittelstaedt was absent from one Board meeting in 2019 due to a temporary leave of absence he took on February 20, 2019, to address health matters affecting him and his family.

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EDWARD E. “NED” GUILLET
CORPORATE DIRECTOR/CONSULTANT

Age 68 California, U.S.A. Director since: March 2007 Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 100%
	■	Board
	■	Compensation Committee
	■	Nominating and Corporate Governance Committee

COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 44,191

BIOGRAPHY:

Mr. Guillet has been an independent freelance human resources consultant since January 2007. From October 2005 until December 2006, he was Senior Vice President, Human Resources for the Gillette Global Business Unit of The Procter & Gamble Company, a position he held subsequent to the merger of Gillette with Procter & Gamble. From July 2001 until September 2005, Mr. Guillet was Senior Vice President and Chief Human Resources Officer and an executive officer of The Gillette Company, a global consumer products company. He joined Gillette in 1974 and held a broad range of leadership positions in its human resources department. From 2008 to 2019, Mr. Guillet served as a Director of CCL Industries Inc., the largest label company in the world providing innovative solutions to the Home & Personal Care, Food & Beverage, Healthcare & Specialty, Automotive, Electronic & Consumer Durables and Retail & Apparel markets worldwide, where he also served as the Chairman of the Board of Directors’ Human Resources Committee and as a member of its Nominating & Governance Committee. Mr. Guillet is a former member of Boston University’s Human Resources Policy Institute. He holds a B.A. degree in English Literature and Secondary Education from Boston College.

We believe that Mr. Guillet’s qualifications to serve on our Board of Directors include his past experience on our Board of Directors, his substantial experience with human resources and personnel development matters, and the positions he has held with other publicly-traded companies (including a publicly-traded company in Canada).

MICHAEL W. HARLAN
CHAIRMAN & CHIEF EXECUTIVE OFFICER
TruHorizon Environmental Solutions
Age 59 Texas, U.S.A. Director since: May 1998 Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 100%
	■	Board
	■	Audit Committee
	■	Executive Committee
	■	Nominating and Corporate Governance Committee

COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 9,843

BIOGRAPHY:

Mr. Harlan is the Chairman of the Board of Directors and Chief Executive Officer of Principal Environmental, L.L.C., doing business as TruHorizon Environmental Solutions, a company that provides environmental regulatory compliance services, and a position he has held since September 2013. Mr. Harlan joined the Board of Directors of Brewer Crane Holdings, LLC, in July 2018. Brewer Crane is a privately-held company that provides customers in Southern California with a wide range of crane, rigging, trucking, and construction services. Since September 2011, he has also served as President of Harlan Capital Advisors, LLC, a private consulting firm focused on advising companies on operational matters, strategic planning, mergers and acquisitions, debt and equity investments, and capital raising initiatives. Prior to forming Harlan Capital Advisors, Mr. Harlan held numerous positions at U.S. Concrete, Inc. (NASDAQ: uSCR), a publicly-traded producer of concrete, aggregates and related concrete products, including most recently as its President and Chief Executive Officer from May 2007 until August 2011, and as a Director from June 2006 until August 2011. He has previously served on the Board of Directors for several public and private companies and currently serves on the University of Houston Honors College Advisory Board. Prior to founding U.S. Concrete in August 1998, Mr. Harlan held several senior financial positions with publicly-traded companies, including chief financial officer, treasurer and controller. Mr. Harlan began his career with an international public accounting firm. Mr. Harlan is a Certified Public Accountant and graduated magna cum laude from the University of Mississippi with a Bachelor of Accounting degree.

We believe that Mr. Harlan’s qualifications to serve on our Board of Directors include his past experience on our Board of Directors, his substantial experience in the solid waste industry, his significant experience in accounting and financial matters, including his extensive experience as a certified public accountant, his substantial experience with growth-oriented companies, and his prior experience as a director of other publicly-traded companies.

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LARRY S. HUGHES
CORPORATE DIRECTOR

Age 68 British Columbia, Canada Director since: May 2014 Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 100%
	■	Board
	■	Audit Committee
	■	Executive Committee
COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 17,923

BIOGRAPHY:

Mr. Hughes is a retired executive and former lawyer who currently provides consulting and advisory services. In June 2017, Mr. Hughes retired as an executive of West Fraser Timber Co. Ltd., an integrated wood products company headquartered in Vancouver, B.C. in Canada. West Fraser is a Canadian public company whose shares are listed for trading on the Toronto Stock Exchange. Mr. Hughes served as West Fraser’s Senior Vice- President from 2007 to 2011 with oversight of strategic planning, legal, environmental and safety matters. He served as Vice-President, Finance and Chief Financial Officer from 2011 to 2017 with oversight of financial and accounting matters as well as strategic planning, investor relations, corporate governance and pension matters. Prior to joining West Fraser Mr. Hughes had a successful 27-year career as a business lawyer in private practice in Vancouver. He served as a Director of Progressive Waste Solutions Ltd. from May 2014 until May 2016.

We believe that Mr. Hughes’ qualifications to serve on our Board of Directors include his past experience on our Board of Directors, his significant experience in corporate financial, governance and legal matters, his experience with companies having operations in both the U.S. and Canada, and his experience as an officer of another publicly-traded company in Canada.

WORTHING F. JACKMAN
PRESIDENT AND CHIEF EXECUTIVE OFFICER Waste Connections, Inc.
Age 55 Texas, U.S.A. Director since: July 2019 NOT Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 100%
	■	Board
COMMON SHARES OWNED OR CONTROLLED: 131,239

BIOGRAPHY:

Worthing F. Jackman has been President and Chief Executive Officer of Waste Connections since July 2019. From July 2018 to that date, he served as President of Waste Connections. Mr. Jackman served as Executive Vice President and Chief Financial Officer of Waste Connections from September 2004 to July 2018. From April 2003 to September 2004, Mr. Jackman served as Vice President – Finance and Investor Relations of Waste Connections. Mr. Jackman held various investment banking positions with Alex. Brown & Sons, now Deutsche Bank Securities, Inc., from 1991 through 2003, including most recently as a Managing Director within the Global Industrial & Environmental Services Group. In that capacity, he provided capital markets and strategic advisory services to companies in a variety of sectors, including solid waste services. Mr. Jackman serves as a director for Quanta Services, Inc. He holds a B.S. degree in Finance from Syracuse university and an M.B.A. from the Harvard Business School.

We believe that Mr. Jackman’s qualifications to serve on our Board of Directors include his extensive experience in the solid waste industry, including his senior leadership roles within the Company since 2003 and as our President and Chief Executive Officer and a director since July 2019.

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ELISE L. JORDAN
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
FedEx Express
Age 60 Tennessee, U.S.A. Director since: August 2019 Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 100%
	■	Board
	■	Audit Committee
	■	Nominating and Corporate Governance Committee
COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 1,486

BIOGRAPHY:

Ms. Jordan is Executive Vice President and CFO of FedEx Express, the largest transportation company in the FedEx Corp. (NYSE: FDX) enterprise with $38 billion in annual revenues and over 235,000 team members worldwide. In that capacity, she is responsible for worldwide financial affairs, including financial planning, reporting and analysis, long-range strategic planning, and regional accounting and controls. Prior to her current position, Ms. Jordan served as Senior Vice President, Strategic and Financial Planning and Analysis and Business Systems; Vice President, FedEx Express Financial Planning; Managing Director, Global Financial Planning; and Manager, Corporate/Domestic Business Planning. She joined FedEx in 1983 as an Operations Analyst. Before joining FedEx, Ms. Jordan served as a Staff Auditor for Arthur Andersen LLC. Ms. Jordan earned her MBA from the University of Memphis and her BBA in Accounting from the University of Texas in Austin.

We believe that Ms. Jordan’s qualifications to serve on our Board of Directors include her significant experience in accounting, corporate finance, technology and governance, her senior positions within a multi-national logistics company, and her experience as an officer of another publicly-traded company.

SUSAN “SUE” LEE
CORPORATE DIRECTOR

Age 68 British Columbia, Canada Director since: May 2014 Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 100%
	■	Board
	■	Compensation Committee
COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 15,297

BIOGRAPHY:

Ms. Lee has been a corporate director since November 2011. She retired from Suncor Energy Inc., an integrated energy company, in April 2012, where she last served as Senior Vice-President, Human Resources and Communications. During her 16 years with Suncor, her responsibilities included executive compensation and succession planning, governance, merger strategy and integration, and stakeholder and government relations. Prior to joining Suncor, Ms. Lee had a 14-year career in human resources at TransAlta Corp. Ms. Lee has been a Director of Empire Company Limited, a food retailing business, since 2014, where she also serves as a member of the Board of Directors’ Human Resources Committee. Ms. Lee served as a Director of Bonavista Energy Corporation from November 2013 to December 2017 and as a Director of Progressive Waste Solutions Ltd. from May 2014 until May 2016. She has also served on a number of prominent boards in Canada, such as the Suncor Energy Foundation, Holcim Canada, Altalink, the University of Calgary Board of Governors and the Women’s Executive Network Top 100 Women Advisory Board. In 2007, Ms. Lee was an inaugural inductee into the Hall of Fame for Canada’s Top 100 Most Powerful Women.

We believe that Ms. Lee’s qualifications to serve on our Board of Directors include her past experience on our Board of Directors, her substantial experience with human resources and talent management and development matters, her substantial experience in the energy industry, the positions she has held with other publicly-traded companies in Canada and her experience as a director of other publicly-traded companies in Canada.

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WILLIAM J. RAZZOUK
CORPORATE DIRECTOR

Age 72 Florida, U.S.A. Director since: January 1998 Independent	BOARD/COMMITTEE MEMBERSHIP:		BOARD ATTENDANCE IN 2019: 100%
	■	Board
	■	Audit Committee
	■	Compensation Committee

COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs: 16,937

BIOGRAPHY:

Mr. Razzouk has been a corporate director since October 2017. From March 2005 to October 2017, Mr. Razzouk served as the Chairman and a Director of Newgistics, Inc., a provider of intelligent order delivery and returns management solutions for direct retailers and technology companies. From March 2005 to December 2015, he also served as the President and Chief Executive Officer of Newgistics, Inc. From August 2000 to December 2002, he was a Managing Director of Paradigm Capital Partners, LLC, a venture capital firm in Memphis, Tennessee focused on meeting the capital and advisory needs of emerging growth companies. From September 1998 to August 2000, he was Chairman of PlanetRx.com, an e-commerce company focused on healthcare and sales of prescription and over-the-counter medicines, health and beauty products and medical supplies. He was also Chief Executive Officer of PlanetRx.com from September 1998 until April 2000. From April 1998 until September 1998, Mr. Razzouk owned a management consulting business and an investment company that focused on identifying strategic acquisitions. From September 1997 until April 1998, he was the President, Chief Operating Officer and a Director of Storage USA, Inc., a then publicly-traded (now private) real estate investment trust that owned and operated more than 350 mini storage warehouses. He served as the President and Chief Operating Officer of America Online from February 1996 to June 1996. From 1983 to 1996, Mr. Razzouk held various management positions at Federal Express Corporation, most recently as Executive Vice President, Worldwide Customer Operations, with full worldwide P&L responsibility. Mr. Razzouk previously held management positions at ROLM Corporation, Philips Electronics and Xerox Corporation. He previously was a Director of Fritz Companies, Inc., Sanifill, Inc., Cordis Corp., Storage USA, PlanetRx.com, America Online and La Quinta Motor Inns. Mr. Razzouk holds a Bachelor of Journalism degree from the University of Georgia.

We believe that Mr. Razzouk’s qualifications to serve on our Board of Directors include his past experience on our Board of Directors, his significant experience in corporate financial matters, his experience in the solid waste industry, his substantial experience with growth-oriented companies, and his prior experience as a director of other publicly-traded companies.

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Public Company Board Memberships

Under the terms of our Corporate Governance Guidelines and Board Charter, directors who also serve as chief executive officers or in equivalent positions at any company should not serve on more than two boards of public companies in addition to our Board of Directors, and other directors should not serve on more than four other boards of public companies in addition to our Board of Directors.

Additionally, our Audit Committee Charter specifies that directors may not simultaneously serve on the audit committees of more than two other public companies unless our Board of Directors first determines such service will not impair the ability of the director to serve effectively on our Audit Committee.

The table below sets forth the other reporting issuers for which the Company’s directors serve as directors and the stock exchanges on which such issuers are listed.

Nominee	Public Company	Exchange
Ronald J. Mittelstaedt	SkyWest, Inc.	NASDAQ
Worthing F. Jackman	Quanta Services, Inc.	NYSE
Susan “Sue” Lee	Empire Company Limited	TSx

Bankruptcies and Insolvencies

Except as disclosed below, as of the date of this Proxy Statement, no director nominee is, or within the ten years prior to the date of this Proxy Statement, was: (a) a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (b) bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or has become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, manager or trustee appointed to hold the assets of the director nominee.

Michael W. Harlan, a director of the Company, held numerous positions at U.S. Concrete, Inc. (NASDAQ: uSCR), a publicly-traded producer of concrete, aggregates and related concrete products, including most recently as its President and Chief Executive Officer from May 2007 until August 2011, and as a Director from June 2006 until August 2011. On April 29, 2010, U.S. Concrete, Inc. and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware for relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Chapter 11 cases were jointly administered under the caption In re U.S. Concrete, Inc., et al., Case No. 10-11407. On July 29, 2010, the united States Bankruptcy Court for the District of Delaware entered an order confirming the Joint Plan of Reorganization of U.S. Concrete, Inc. and its applicable subsidiaries and, after consummating the restructuring transactions contemplated by such plan, U.S. Concrete, Inc. emerged from Chapter 11 of Title 11 of the united States Code on August 31, 2010.

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SHARE OWNERSHIP

Share Ownership of Five Percent Shareholders

The following table shows ownership information for any person or company known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, 5% or more of the Common Shares. This information is presented as of the Record Date for the Meeting.

Name of Beneficial Owner	Number of Outstanding Common Shares Beneficially Owned(1)	Percent of Class
T. Rowe Price Associates, Inc.(2)	27,860,569	10.5%
The Vanguard Group(3)	26,605,700	10.09%
(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities. Except as otherwise indicated by footnote, the Company believes that the persons named in this table have sole voting and investment power with respect to the Common Shares shown.
(2)	The share ownership of T. Rowe Price Associates, Inc. is based on a Schedule 13G/A filed with the SEC on March 10, 2020. T. Rowe Price Associates has sole voting power with respect to 8,308,051 Common Shares and sole dispositive power with respect to 27,860,569 Common Shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.
(3)	The share ownership of The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 12, 2020. The Vanguard Group has sole voting power with respect to 212,271 Common Shares and sole dispositive power with respect to 26,307,034 Common Shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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Share Ownership of the Board of Directors and Corporate Officers

The following table sets forth information known to the Company concerning Common Shares beneficially owned, as of March 19, 2020, the Record Date for the Meeting, by (i) each director of the Company; (ii) each named executive officer of the Company; and (iii) all corporate officers and directors of the Company as a group. These individuals, both individually and in the aggregate, own less than 1% of our outstanding Common Shares as of the Record Date for the Meeting.

Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Vested Restricted Share Units Held Under Nonqualified Deferred Compensation Plan(3)	Total
Ronald J. Mittelstaedt	191,625	(4)	76,599	214,869
Worthing F. Jackman	131,239		–	131,239
Darrell W. Chambliss	103,501		–	103,501
Mary Anne Whitney	43,793		–	43,793
Edward E. “Ned” Guillet	41,745		–	41,745
James M. Little	37,249		–	37,249
Patrick J. Shea	21,706		–	21,706
William J. Razzouk	14,491		–	14,491
Susan “Sue” Lee	9,826		–	9,826
Larry S. Hughes	9,554		–	9,554
Michael W. Harlan	7,397		–	7,397
Elise L. Jordan	546		–	546
ALL CORPORATE OFFICERS AND DIRECTORS AS A GROUP (25 PERSONS)	794,692		76,599	871,291
(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities. Except as otherwise indicated by footnote, and subject to applicable community property laws, the Company believes that the beneficial owners of the Common Shares, based on information furnished by such owners, have sole investment power and voting power with respect to such shares.
(2)	Common Shares subject to share options and/or warrants currently exercisable or exercisable within 60 days after March 19, 2020, Common Shares into which convertible securities are convertible within 60 days after March 19, 2020, and Common Shares which will become issuable within 60 days after March 19, 2020, pursuant to outstanding RSUs count as outstanding for computing the percentage beneficially owned by the person holding such share options, warrants, convertible securities and RSUs, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Executive officers of the Company, in years prior to 2015, were able to voluntarily defer receipt of RSU grants under the Company’s Nonqualified Deferred Compensation Plan. The RSUs held under the Nonqualified Deferred Compensation Plan are not considered Common Shares that are beneficially owned for SEC disclosure purposes. The Company has included them in this table because they are similar to or track its Common Shares, they ultimately are settled in Common Shares, and they represent an investment risk in the performance of its Common Shares.
(4)	Includes 191,625 Common Shares held by Mittelstaedt Enterprises, L.P., of which Mr. Mittelstaedt is a limited partner. Excludes 5,286 Common Shares held by the Mittelstaedt Irrevocable Trust dated 6/18/97 and 62,002 Common Shares held by RDM Positive Impact Foundation as to which Mr. Mittelstaedt disclaims beneficial ownership.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation philosophy and objectives, the elements of our executive compensation program, the key executive compensation decisions made under those programs for 2019, and the factors considered in making those decisions. This CD&A is intended to provide additional context and background for the compensation earned by and awarded to our NEOs.

For 2019, our NEOs included the following individuals:

■	Ronald J. Mittelstaedt, Executive Chairman of the Board of Directors;
■	Worthing F. Jackman, President and Chief Executive Officer;
■	Mary Anne Whitney, Senior Vice President and Chief Financial Officer;
■	Darrell W. Chambliss, Executive Vice President and Chief Operating Officer;
■	Patrick J. Shea, Executive Vice President, General Counsel and Secretary; and
■	James M. Little, Executive Vice President – Engineering and Disposal.

On July 25, 2019, Mr. Jackman was appointed Chief Executive Officer, succeeding Mr. Mittelstaedt, who assumed the role of Executive Chairman of the Board of Directors. Prior to that date, Mr. Jackman served as President of Waste Connections from July 2018 and as its Executive Vice President and Chief Financial Officer from September 2004 to July 2018. Both Mr. Mittelstaedt and Mr. Jackman are included as NEOs pursuant to applicable SEC disclosure requirements. For the purpose of presenting CEO compensation, disclosure is provided for Mr. Jackman, given the transition that occurred in July 2019.

Executive Summary

The Company’s executive compensation program is designed to align the interests of senior management with shareholders by tying a significant portion of their compensation to the Company’s annual operating and financial performance, as well as longer term shareholder returns. We believe that our pay-for-performance philosophy and the design of our executive compensation program strongly support an environment of continuous improvement and shareholder value creation.

As illustrated below, our TSR significantly outperformed the S&P 500, the TSX 60 and the DJ Waste Index for the three-year and five-year periods ended December 31, 2019. In addition, in October 2019, we increased our regular quarterly cash dividend by 15.6% to $0.185 per share, the ninth consecutive year of double-digit growth in our cash dividend since its commencement in 2010.

For highlights of the Company’s fiscal year 2019 operating and financial performance, see the Summary section of this Proxy Statement. A more detailed description of the Company’s fiscal year 2019 operating and financial performance, including a reconciliation of non-GAAP financial measures and a graphical representation of TSR performance for the S&P 500, TSX 60 and the DJ Waste Index, can be found on pages 67-69 and page 40, respectively, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020.

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Executive Compensation Program Best Practices

Our executive compensation program includes features that we believe drive performance and excludes features we believe do not serve our shareholders’ long-term interests. The table below highlights some of the “Best Practices” featured in our compensation program as well as the “Problematic Pay Practices” that we have excluded.

Pay for Performance	Our NEOs receive the majority (about 81% for the CEO, and about 72% for other NEOs, in 2019) of their total direct compensation in performance-based compensation, which is contingent on Company and individual performance.
Ratio of PSUs to total equity compensation at 50%	Our NEOs receive 50% of their long-term equity compensation as Performance Share Units, the payout on which is contingent upon Company performance over a multi-year period.
Relevant Performance Metrics	Our annual incentive and equity-based compensation programs include performance metrics meant to drive long-term shareholder value creation.
Recoupment Policy	We maintain a clawback policy that permits our Board of Directors to seek the forfeiture or repayment of certain incentive compensation paid to an NEO or other corporate officer in certain circumstances.
Annual Say on Pay	We provide our shareholders with an annual opportunity to vote, on an advisory basis, on the compensation of our NEOs.
Use of Peer Group Data and Tally Sheets	We utilize tally sheets annually when making executive compensation decisions, and periodically review compensation data relative to our comparator group of companies (the “Comparator Group”).
Share Ownership Guidelines	Our NEOs and other corporate officers are expected to hold Common Shares with a value equal to a multiple of their base salaries.
Conservative Use of Equity Grants	Our annual equity grants have averaged approximately 0.30% of outstanding shares over the last five fiscal years.
Risk Assessment	Our corporate officers’ compensation program has been designed, and is periodically reviewed, to ensure that it does not encourage inappropriate risk-taking.
No Compensation Guarantees	Our NEO employment agreements do not provide for guaranteed base salary increases, minimum bonuses or annual equity awards.
No “Single Triggers”	Our CEO and other executive officers, as defined under applicable Canadian securities laws, have employment agreements that contain “double-trigger” change in control severance provisions.
No Dividends on Unvested Equity Awards	We do not pay ordinary dividends on unvested time-based equity awards. For our PSUs, dividend equivalents are paid in cash, without interest, only when and to the extent the PSUs are earned.
No Discounting, Re-pricing or Buyout Provisions	We expressly prohibit the discounting of share options and the re-pricing or cash buyouts of underwater share options.
No Hedging or Pledging of Securities	NEOs, other corporate officers and directors are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares.

Pay for Performance Compensation Mix

The Company’s executive compensation program is designed to reward the NEOs and other corporate officers for achieving strong operational performance and delivering on the Company’s strategic initiatives, both of which are important to the long-term success of the Company. Based on the Company’s long term and consistent record of strong financial performance and superior shareholder returns, the Company’s compensation program has remained relatively unchanged over the years.

The Compensation Committee believes that a significant portion of the compensation of our NEOs should be aligned with our shareholders’ interests and directly linked to measurable performance. To evaluate the proportion of performance-based compensation for our NEOs, the Compensation Committee looks at recurring compensation by examining total direct compensation, or TDC, earned by our NEOs. TDC is calculated by adding base salary, actual cash annual incentives paid and the grant date fair value of share awards, each as reported in our Summary Compensation Table. It excludes indirect compensation reported under the “All Other Compensation” column of our Summary Compensation Table.

As illustrated below, At-Risk Compensation, comprised of cash annual incentives and equity-based compensation, made up approximately 81% of the TDC of our CEO, and 72% of the combined TDC of our other NEOs, excluding Mr. Mittelstaedt, in 2019.

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As described in the section “Compensation Discussion and Analysis — Role of Independent Compensation Consultant; Comparison Group Compensation Data”, a review by the Compensation Committee’s independent compensation consultant in February 2020 concluded that, in aggregate, the Company’s targeted TDC for the NEOs was aligned with the 25th percentiles of the Comparator Group, as revised in January 2019. It was also noted, as shown below, that the Company’s annualized TSR was approximately at or above the 75th percentile for all measurement periods between three and ten years when compared to the Comparator Group.

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“Say on Pay” Proposal

The Company provides its shareholders with an opportunity to cast an annual advisory vote with respect to its NEO compensation, as disclosed herein, referred to as the “Say on Pay” proposal (“Say on Pay”). In 2017 and 2018, more than 95% of the shares voted approved of our NEO compensation program. The Compensation Committee and the Company viewed these results as a strong indication that the Company’s shareholders support the executive compensation policies and practices of the Company. Due to a retention equity award granted to our founder and then CEO, Mr. Mittelstaedt, in 2018, Institutional Shareholder Services (ISS) recommended a vote against our compensation policies while Glass, Lewis & Co. recommended a vote in support of the policies. In spite of this split recommendation, at last year’s Annual and Special Meeting of Shareholders, more than 75% of the votes cast approved our NEO compensation program as described in last year’s management information circular and proxy statement. During 2019, the unanticipated health matters which affected Mr. Mittelstaedt and his family resulted in his decision to take a leave of absence and subsequently return in the role of Executive Chairman of the Board of Directors. The return of Mr. Mittelstaedt was important to the Company and was consistent with the design and intention of the retention equity award.

Noteworthy Compensation Actions for 2019; CEO Pay-at-a-Glance

The Company’s management and Compensation Committee, with the input of the full Board of Directors and the Compensation Committee’s independent compensation consultant, has periodically reviewed our executive compensation program and made certain revisions over the years to further align pay with performance. In light of our shareholders’ support and the significant shareholder value creation over the years, the Compensation Committee decided to retain the core design of our executive compensation program for fiscal 2019, with one modification. The Compensation Committee increased the percentage of each NEO and other corporate officer’s long- term performance-based equity compensation (relative to annual performance-based RSU awards) so that PSUs now constitute at least 50% of total equity compensation.

The Compensation Committee took additional noteworthy actions during 2019 described below as part of the Company’s executive compensation program:

■	Approved new compensation terms for Mr. Mittelstaedt in connection with his appointment as Executive Chairman, including an initial annual base salary of $500,000 and targeted TDC of $1,250,000, which represent decreases of approximately 50% and 72%, respectively.
■	Approved new compensation terms for Mr. Jackman in connection with his appointment as President and CEO, including an initial annual base salary of $800,000 and targeted TDC of $3,600,000. This initial targeted TDC is consistent with the Compensation Committee’s multi-year approach to increase Mr. Jackman’s targeted TDC towards or within a +/- 10% range of the median market Comparator Group. Effective February 1, 2020, the Compensation Committee increased Mr. Jackman’s annual base salary to $900,000 and targeted TDC to $4,725,000.

The compensation of our CEO is based on the same design elements and performance metrics that are applicable to our other NEOs and executive and corporate officers, other than Mr. Mittelstaedt. As shown below, Mr. Jackman’s targeted TDC for 2019 and current targeted TDC both remain below the 25th percentile when compared to the Comparator Group, reflecting the initial periods of the multi-year approach discussed above.

CEO TARGET TDC VS. COMPARATORS ($000)

For a detailed discussion of the Company’s equity-based compensation program, see “Compensation Discussion and Analysis—Long- Term Incentives: Equity-Based Compensation.”

Our Compensation Philosophy and Objectives

The Compensation Committee’s philosophy with respect to the compensation of the NEOs does not differ materially from its philosophy regarding other executive and corporate officers. The Compensation Committee believes that compensation paid to NEOs should closely align with our performance on both a short-term and long-term basis, be linked to specific, measurable results intended to create value for shareholders and assist us in attracting and retaining key officers critical to our long-term success.

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In establishing compensation for NEOs, the Compensation Committee’s objectives are to:

■	Attract and retain individuals with superior leadership ability and managerial talent by providing competitive compensation and rewarding outstanding performance;
■	Ensure that NEO compensation is aligned with our corporate strategies, business objectives and the long-term interests of our shareholders;
■	Provide an incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance measures in these areas;
■	Create an incentive for sustained growth; and
■	Provide a balanced approach to compensation policies and practices, which does not promote excessive risk-taking.

Our overall executive compensation program is structured to attract and retain highly qualified executive and corporate officers by paying them competitively and consistent with our success. We believe that the compensation structure should ensure that a significant portion of pay directly relates to the performance of our Common Shares and other factors that directly and indirectly influence shareholder value. Accordingly, our approach to compensation is to provide base salary, an annual performance-based incentive opportunity tied to goals that link NEO compensation to our annual operating and financial performance, and long-term equity grants intended to align NEO compensation with shareholder returns and financial performance over a longer period and to aid in retention. Each year, the Compensation Committee allocates total compensation for the Company’s NEOs between cash and equity based on comparisons with other companies and the Compensation Committee’s judgment.

Approach to Compensation; Role of the Compensation Committee

The Compensation Committee has the primary authority for the consideration and determination of the cash and equity compensation we pay to our executive and corporate officers. The Compensation Committee also makes recommendations to the Board of Directors concerning cash and equity-based compensation and benefits for non-employee directors. To aid the Compensation Committee, the CEO meets with the Compensation Committee and provides recommendations annually to the Compensation Committee regarding the compensation of the NEOs and other corporate officers, other than himself. However, the Compensation Committee is not bound to follow the CEO’s recommendations. Pursuant to its charter, the Compensation Committee has the authority to engage its own independent advisors to assist it in carrying out its duties. The Compensation Committee holds executive sessions not attended by any members of management or non-independent directors.

The Compensation Committee meets in the first quarter of each fiscal year to review and approve:

■	The achievement of financial performance goals for the prior fiscal year and, if applicable, a multi-year period;
■	Performance-based compensation, if earned, based on such achievement for the prior fiscal year and, if applicable, a multi- year period;
■	Annual equity-based compensation grants;
■	Financial goals for performance-based awards; and
■	The level and mix of NEO compensation for the current fiscal year.

In determining the base salary, performance-based compensation and long-term equity-based compensation levels for the NEOs, the Compensation Committee considers: (i) the compensation structure and practices of a comparator group of companies that it believes are the Company’s leading competitors in the solid waste industry; (ii) a comparator group of companies, most of which operate outside the solid waste industry, with comparable financial profiles; and (iii) its own judgment as to an appropriate level of compensation for a company of our size and financial performance. From time to time, the Compensation Committee uses compensation consultants and comparator group analyses from third parties to assess our compensation components. For 2019, the Compensation Committee increased the percentage of PSU awards as a proportion of total equity compensation to 50%. The Compensation Committee believes that achieving a +/- 10% range, over time, of median market Comparator Group target TDC for our existing NEOs is appropriate given their extensive experience, knowledge and their impact on the long-term success of the Company.

For 2019 the Compensation Committee considered a tally sheet that included, for each NEO and other corporate officer, current base salary, salary paid in 2018, bonus percentage, cash bonus paid for 2018, RSUs and PSUs granted in 2018, the dollar amount of 401(k) and Nonqualified Deferred Compensation Plan matches in 2018, payments and reimbursements for various expenses that could be considered perquisites, and the value of unvested RSUs and PSUs as of the end of the year. In determining the amount of compensation for the NEOs, the Compensation Committee does not take into account amounts realized from prior equity-based compensation grants because the Compensation Committee seeks to provide compensation that takes into account the cost of replacing the NEOs on a market competitive basis and what is equitable based on our performance. We believe that, to some extent, appreciation reflected in the amounts realized from prior equity-based compensation grants confirms the Compensation Committee’s success in aligning compensation with our shareholders’ interests, thus validating our compensation philosophy.

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Role of Independent Compensation Consultant; Comparator Group Compensation Data

The Compensation Committee periodically retains Pearl Meyer & Partners, LLC (“Pearl Meyer”) to provide it with market data and information regarding market practices and trends, assess the competitiveness of our executive compensation program, compare our performance relative to a Comparator Group, assist with the development of the Compensation Discussion and Analysis in this Proxy Statement, and provide analysis on our non-employee director compensation. The Compensation Committee retains Pearl Meyer directly, supervises all work assignments performed by the firm, and reviews and approves all work invoices received for payment. As required under Item 407(e)(3) of Regulation S-K, the Compensation Committee annually assesses whether the work of Pearl Meyer raises any conflict of interest. No conflict of interest was determined to exist with respect to Pearl Meyer’s services as a compensation consultant during the last fiscal year.

The Compensation Committee periodically analyzes the compensation practices of a Comparator Group to assess our competitiveness with the market. In doing so, it takes into account factors such as the relative size and financial performance of those companies and factors that differentiate us from them. Criteria used for establishing the Comparator Group include (i) organization size, with financial characteristics such as revenue, free cash flow, capital expenditures, EBITDA, market capitalization or enterprise value similar to those of the Company, (ii) country of domicile, including Canada and the United States, and (iii) industry, including companies in the environmental, facilities and diversified support services, transportation, oil and gas equipment and services, distribution and construction materials industries. Due to limited peers in Canada, the industry criteria was broader for Canadian companies.

The Compensation Committee independently retained Pearl Meyer in early 2019 to review the compensation of the Company’s NEOs against the Comparator Group. As part of that review, the Compensation Committee reviewed and updated the composition of the Comparator Group as a result of significant performance issues impacting certain companies within the Comparator Group and a merger involving one peer group company. The updated Comparator Group includes the following companies:

Air Products and Chemicals, Inc.	Fastenal	Martin Marietta Materials	United Rentals
Canadian Pacific Railway	Fortis Inc.	Old Dominion Freight Lines, Inc.	Vulcan Materials Company
Cintas	Iron Mountain	Republic Services	Waste Management
JB Hunt Transport Services	W.W. Grainger

Pearl Meyer concluded that, in aggregate, the Company’s targeted TDC for the NEOs was aligned with the 25th percentiles of the Comparator Group. It was also noted that the Company’s annualized TSR was above the 75th percentile for all measurement periods between one and ten years when compared to the Comparator Group.

In February 2020, the Compensation Committee independently retained Pearl Meyer to provide an updated review of the Company’s performance relative to the revised Comparator Group. The Company’s trailing 12-month revenue, adjusted EBITDA, adjusted free cash flow and enterprise value as of December 31, 2019, was positioned at the 29th percentile, 43rd percentile, 57th percentile and 57th percentile, respectively. Based on its review of the Company’s compensation practices against the Comparator Group, Pearl Meyer concluded that, in aggregate, the Company’s targeted TDC was aligned with the updated Comparator Group’s 25th percentile. Pearl Meyer also noted that the Company’s annualized TSR was above the 75th percentile for all measurement periods between three and ten years when compared to direct competitors in the Comparator Group.

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Elements of Compensation

The Compensation Committee believes that a significant portion of the compensation of our NEOs should align with our shareholders’ interests and be directly linked to performance. While the exact pay mix of our NEOs’ total compensation (base salary, annual incentives, and equity-based compensation) is not specifically determined, the Compensation Committee generally targets annual incentives and equity-based compensation for our NEOs to constitute between 70% and 80% of TDC assuming target level payouts are achieved; this is consistent with market consensus data provided by Pearl Meyer in 2019 and 2020. In aggregate for the NEOs, base salaries and target total cash compensation (base salaries plus annual incentives) were each at or slightly above the 25th percentile of the levels of compensation among Comparator Group executives, and TDC was aligned with the market 25th percentile. The Compensation Committee has complete discretion to determine compensation levels.

BASE SALARY

Our compensation program includes base salaries to compensate the NEOs and other corporate officers for services rendered each year. Base salaries provide a secure base of compensation that is not dependent on our performance and is an amount that recognizes the role and responsibility of each NEO and other corporate officer, as well as such officer’s experience, performance and contributions. We also believe this element is beneficial in attracting and retaining high-performing and experienced corporate officers.

The Compensation Committee considers base salary increases for certain NEOs and other corporate officers annually. Base salary decisions generally reflect the Committee’s consideration of our Comparator Group data and subjective factors including an officer’s experience and past performance. For 2019, the Compensation Committee approved the following annualized base salaries for our NEOs:

Name	2018 Base Salary ($)	2019 Base Salary ($)	% Increase/ Decrease
Ronald J. Mittelstaedt	969,000	500,000	-48%(1)
Worthing F. Jackman	693,000	800,000	21.2%(2)
Mary Anne Whitney	400,000	440,000	10.0%
Darrell W. Chambliss	515,000	527,875	2.5%
Patrick J. Shea	420,000	430,500	2.5%
James M. Little	415,000	425,375	2.5%
(1)	Mr. Mittelstaedt was named Executive Chairman and ceased serving as CEO effective July 2019. In connection with this change in role, Mr. Mittelstaedt’s annualized salary was reduced to $500,000 from $993,225.
(2)	Mr. Jackman was named President and CEO effective July 2019. In connection with this change in role, Mr. Jackman’s annualized salary was increased to $800,000 from $693,000.

In determining 2020 base salaries for our NEOs, the Compensation Committee increased Messrs. Chambliss, Little and Shea’s base salaries 2.5%, effective February 1, 2020. Base salaries for Mr. Jackman and Ms. Whitney increased 12.5% and 13.6%, respectively, on February 1, 2020, as part of a multi-year approach to increase targeted direct compensation towards or within a +/- 10% range of the median market Comparator Group. Mr. Mittelstaedt’s base salary did not change for 2020.

ANNUAL INCENTIVES: MANAGEMENT INCENTIVE COMPENSATION PROGRAM

Our compensation program includes an annual cash incentive award to reward NEOs, other than Mr. Mittelstaedt, and other corporate officers based on our performance and the individual executive’s contribution to that performance. Under our Management Incentive Compensation Program (the “MICP”), which is administered pursuant to our 2016 Incentive Award Plan (the “2016 Plan”), a summary of which is attached as Appendix B, each participant has an opportunity to earn an annual incentive based on a targeted percentage of the participant’s annual base salary for the year. The objective of the annual incentive is to provide participants an incentive to manage the Company to achieve financial performance targets based on budgeted revenue.

Under the MICP, the NEOs and other corporate officers of the Company are eligible to receive annual incentives. For 2019, the target annual incentives as a percentage of salary for the NEOs, other than Mr. Mittelstaedt(1), were as follows:

Name	Target Incentive (as a % of Base Salary)
Worthing F. Jackman	125%
Mary Anne Whitney	70%
Darrell Chambliss	85%
Patrick J. Shea	85%
James Little	85%
(1)	As Executive Chairman, Mr. Mittelstaedt does not participate in the MICP. Pursuant to the participation letter agreement under the Separation Benefits Plan that was entered into on July 25, 2019 with Mr. Mittelstaedt, Mr. Mittelstaedt’s annual incentive is 50% of his base salary.

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In 2019, each NEO had the opportunity to earn up to 200% of such person’s target annual incentive based on our achievement of certain targeted levels of financial performance established by the Compensation Committee and (other than with respect to Mr. Jackman) based on the recommendations of the CEO.

The Compensation Committee adopted the performance targets for the fiscal year in February 2019. Our performance was compared to target levels of: (1) EBITDA, weighted at 20%; (2)   operating income, or EBIT, weighted at 20%; (3) operating income as a percentage of revenue, or EBIT Margin, weighted at 30%; and (4) net cash provided by operating activities as a percentage of revenue, or CFFO Margin, weighted at 30%. Payouts are determined based on our weighted average achievement relative to each metric (the “multiplier”). Because the Compensation Committee believes the operating budget adopted by our Board of Directors is a compilation of stretch goals set for each operating location, the targeted performance goals reflect a percentage or factor of the final budget, consistent with the prior year, as set forth below:

	Original 2019 Budget	2019 Factor	2019 Targeted Performance Goal	Weight
EBITDA	$1,729.3M	96.5%	$1,668.8M	20%
EBIT	$990.9M	96.5%	$956.2M	20%
EBIT Margin	18.5%	N/A	17.9%	30%
CFFO Margin	28.7%	97.5%	28.0%	30%

Under the terms of the MICP, the Compensation Committee, in its complete and sole discretion, may adjust the targeted performance goals if an acquisition, significant new contract or extraordinary event results in a significant impact to the goals. For these purposes, the Compensation Committee determines operating income, or EBIT, primarily by adjusting for any gains or losses on disposal of assets, and determines EBITDA by adding depreciation, amortization and closure/post-closure accretion to operating income, both generally consistent with the Company’s approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. The Compensation Committee chose these measures of performance because they are widely used by investors as valuation measures in the solid waste industry and because the targeted goals encourage improving free cash flow and returns on invested capital.

The Company’s cumulative performance relative to target is calculated as a weighted average and treated as a multiplier. The multiplier is applied to the target payout so that if the Company achieved 100% of its targets, the participants would receive 100% of their annual incentives. Participants may earn from 0% up to a maximum of 200% of their targeted annual incentives, based on their position, in accordance with the following sliding scale, which illustrates the interpolation of payouts within the ranges:

% Target Achievement	Target % Multiplier
105% or Higher	200%
104%	180%
103%	160%
102%	140%
101%	120%
100%	100%
99%	80%
98%	60%
97%	40%
96%	20%
95%	0%

Payments under this program are contingent on continued employment at the time of payout, subject to the terms of any applicable employment agreements.

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2019 Adjusted Target Goals and Results

In February 2020, the Compensation Committee adjusted the targets and results for 2019 primarily to reflect the impact of acquisition-related items, proceeds from disposal of assets, and proposed changes to tax regulations. Adjustments are generally consistent with the Company’s approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. Adjusted targeted performance goals and results and the corresponding target achievement percentages for 2019 were as follows:

	Adjusted Target(1)	Actual Results(1)	Actual Results as % of Target	Weighting	Target Achievement
EBITDA	$1,685.1M	$1,673.6M	99.3%	20%	19.9%
EBIT	$958.9M	$915.2M	95.4%	20%	19.1%
EBIT Margin	17.5%	17.0%	97.0%	30%	29.1%
CFFO Margin	27.2%	28.8%	105.9%	30%	31.8%
OVERALL ACHIEVEMENT					99.9%
(1)	The Compensation Committee adjusted the targets and results for 2019 to reflect the impact of certain acquisition-related items, new contract wins, proceeds from disposal of assets, and proposed change in tax regulations.

Annual incentives earned for each participant were calculated pursuant to the interpolated sliding scale shown above. Based on the calculations, the Company achieved a weighted-average of 99.9% of our NEOs’ targeted performance goals in 2019, compared to 102.4% of targeted performance achievement in 2018, resulting in an annual cash incentive payout of 98% of target for 2019, compared to 148% of eligible target earned in the prior year. For 2019, annual incentives eligible and paid as a percentage of each participant’s eligible base salary, as well as incentives paid as a percentage of incentives eligible, are shown below.

Name	Incentive % of Eligible Base Salary(1)	Paid Incentive % of Eligible Base Salary(1)	Incentive Paid as % Eligible
Worthing F. Jackman	125%	122.5%	98%
Mary Anne Whitney	70%	68.6%	98%
Jim Little	85%	83.3%	98%
Darrell W. Chambliss	85%	83.3%	98%
Patrick J. Shea	85%	83.3%	98%
(1)	Calculated based on the NEOs base salary in effect on February 1, 2020. As Executive Chairman, Mr. Mittelstaedt does not participate in the MICP. Pursuant to the participation letter agreement under the Separation Benefits Plan that was entered into on July 25, 2019 with Mr. Mittelstaedt, Mr. Mittelstaedt’s annual incentive is 50% of his base salary.

Further disclosure regarding the actual annual incentive amounts earned by the NEOs for 2019 under the MICP are located in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

In lieu of paying an annual incentive in cash, the Compensation Committee, in its complete and sole discretion, may choose to pay the annual incentive in RSUs issued under the 2016 Plan or any succeeding plan we adopt. All 2019 annual incentives paid pursuant to the MICP were paid in cash.

On February 11, 2020, the Compensation Committee certified the 2019 results for the MICP and the one-year RSU performance hurdle described below, and approved our 2020 MICP under the 2016 Plan.

LONG-TERM INCENTIVES: EQUITY-BASED COMPENSATION

We believe that equity ownership in the Company ties executive compensation to the performance of Common Shares and creates an incentive for sustained growth, superior shareholder returns and employee retention. This investment provided to NEOs and other corporate officers coupled with multi-year vesting periods or performance-based metrics serves to enhance retention and corporate culture, both of which are instrumental to the future success of the Company and the long-term interests of our shareholders.

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Each year, the Compensation Committee, after consultation with the CEO, assesses our performance and the performance of each of the NEOs and other corporate officers during the most recently completed fiscal year. Based on the Compensation Committee’s subjective review of the prior year’s performance and with a focus on maintaining a competitive market level of compensation, each NEO and other corporate officer receives a grant of RSUs and PSUs under the 2016 Plan.

The Compensation Committee believes that the use of RSU awards reduces the overall compensation cost to us compared to the cost of granting share options at levels intended to convey similar value, and offers our NEOs a competitive and more stable equity-based compensation. RSU awards provide our NEOs and other corporate officers with the opportunity to share in the success of the Company. RSU awards vest in equal increments annually over four years and three years for U.S. and Canadian employees, respectively. Upon vesting of the RSU awards, the participant receives Common Shares equal to the number of RSUs that vested (or, in our discretion, the cash equivalent), less any shares (or cash, if applicable) withheld and used to pay withholding taxes. There are no ordinary dividends paid on outstanding RSUs during the vesting period, and RSUs do not carry voting rights.

Beginning in 2015, grants of RSUs made to our NEOs and other corporate officers have included a one-year performance hurdle based upon achievement of a target amount of free cash flow as a percentage of revenue, or FCF margin, for the fiscal year in which the grant is made. The Compensation Committee continues to believe this metric is a key driver of value creation. Only if we satisfy this performance target for the year in which the grant is made will such grants then continue to vest over a multi-year, time-based schedule. Our NEOs’ 2019 annual RSU awards were granted on February 15, 2019.

In 2014, the Compensation Committee introduced performance- based restricted share units, or PSUs, which are awards subject to three-year performance hurdles to further enhance the link between executive compensation and our performance. Performance goals for the three-year performance period are recommended by management based on our historical performance, current projections and trends, and are established during the first quarter of the performance period. The Compensation Committee reviews management’s recommendations (including a discussion of associated risks), determines appropriate revisions, and once satisfied with the degree of difficulty associated with goal achievement, approves the goals for each performance period. The Compensation Committee seeks to establish goals such that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal based on reasonable assumptions and projections at the time of grant.

For the annual award in February 2019, the amount of PSUs at target as a percentage of the total long-term incentives awarded to each participant comprised 50% of the total annual long-term incentives awarded. For the 2019-2021 performance period, each participant may earn between 25% and 200% of the target number of PSUs based on achievement of two metrics: a return on invested capital, or ROIC, improvement goal and a free cash flow per share growth goal, each weighted 50%. The Compensation Committee selected these metrics because it believes they are critical drivers of sustained value creation over the longer term and align with the interests of shareholders.

The table below shows the required achievement of ROIC improvement and free cash flow per share growth performance measures and the corresponding potential payouts under our PSUs granted in 2019.

	3-Year ROIC Improvement	3-Year Free Cash Flow/Share CAGR
Threshold (0% payout)	100 basis points	6.0%
Target (100% payout)	150 basis points	10.0%
Maximum (200% payout)	200 basis points	12.5%

In addition, a relative performance metric affects the number of PSU awards earned. Performance with respect to the TSR modifier is calculated based on the Company’s performance relative to the S&P 500 Index for each of the twelve quarters during the 3-year performance period. The Compensation Committee believes this calculation of TSR prevents the overweighting of anomalous events at the beginning or end of a multi-year measurement period. Moreover, any incremental payout associated with this modifier begins to accrue only if the Company’s average relative TSR is above the 50th percentile of the peer group, as set forth below.

Each participant can earn 112.5% of the achieved amount if the Company’s relative TSR measured against the S&P 500 companies is between the 50th and 75th percentile and 125% of the achieved amount if the Company’s relative TSR measured against the S&P 500 companies is above the 75th percentile.

At the end of a three-year performance period, the Compensation Committee will certify the performance results and percentage payout, as well as the resulting final number of PSUs earned by each participant, if any. There are no dividends paid on outstanding PSUs during the vesting period, but dividend equivalents on the number of PSUs that ultimately vest will accumulate and a dividend equivalent payment will be payable to each participant on the settlement date without interest. Upon vesting of the PSUs, in addition to receiving the number of Common Shares determined in accordance with the payout calculation, the participant will receive a cash payment equal in value to the total dividends that would have been paid on the number of Common Shares that vest. PSUs do not carry voting rights.

While staying competitive with the market is an overall guideline, individual target opportunities may vary based on the Compensation Committee’s consideration of other factors, as discussed above. The equity-based compensation targets in 2019 were 230% of eligible base salary for Mr. Mittelstaedt, 172.5% of eligible base salary for Messrs. Jackman and Chambliss, and 143.75% of eligible base salary for Ms. Whitney and Messrs. Shea and Little. For 2019, the actual equity grants for the NEOs

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were consistent with these targets, except that Mr. Jackman received an additional $400,000 in connection with his promotion to President in July 2018, with RSUs constituting 50% of the total annual long-term incentives awarded, and PSUs the remaining 50% of such awards. See the “Grant of Plan Based Awards in Fiscal Year 2019” table for additional detail regarding equity awards granted to each of the NEOs in 2019.

For 2020, the total equity-based compensation targets were set as follows: for Mr. Mittelstaedt, decreased to 100% of his base salary as a result of his transition to Executive Chairman; for Mr. Jackman, increased to 300% of his base salary as a result of his promotion to CEO; for Mr. Chambliss, 187.5% of his base salary, reflecting an annual increase of 15%; for Messrs. Little and Shea, 187.5% of their respective base salaries as a result of their promotions to Executive Vice President; and for Ms. Whitney, 158.75% of her base salary, reflecting an annual increase of 15%. RSUs constituted 50% of the total equity grant awarded, and PSUs constituted the remaining 50%. For 2020, actual equity grants for all grant recipients exceeded recommended targets by approximately 9.0% due to an increase in the value of the Company’s share price prior to grant date.

Results for the 3-Year Performance Period Ended December 31, 2019

In February 2020, the Compensation Committee certified the results of the performance units granted under our 2017 long- term incentive plan (the “2017 PSUs”). The 2017 PSUs were subject to a 3-year performance period that ended December 31, 2019, and the number of units that could have become earned and vested ranged from 0% to a maximum of 200% of the number of performance units granted in 2017, subject to a potential TSR modifier.

Performance measures for the 2017 PSUs included: (i) the compound annual growth rate of adjusted free cash flow per share, and (ii) absolute improvement in ROIC. Each goal was judged on a 0% to 200% performance scale and was equally weighted when calculating overall Company performance for purposes of determining the number of earned performance units. The adjusted free cash flow measure set a target compound annual growth rate for the Company to achieve over the 3-year performance period. Adjusted free cash flow per share was calculated for each year using adjusted free cash flow divided by the number of shares outstanding, with the calculation of adjusted free cash flow consistent with the Company’s approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. The ROIC improvement measure set a target increase in ROIC for the Company to achieve over the 3-year performance period. ROIC for each year was then calculated using after tax net operating profit before amortization of intangibles, divided by average invested capital (generally determined by taking the average of invested capital at the end of the year and invested capital at the end of the prior year).

The Compensation Committee determined that compounded adjusted free cash flow per share growth during the 3-year performance period ended December 31, 2019 was approximately 13.3%, as compared to a 200% maximum target of 12.5%, resulting in an achievement percentage of 200%. The Committee also determined that the absolute increase in ROIC over the 3-year performance period ended December 31, 2019 was 159 basis points, as compared to a 100% threshold of 150 basis points, resulting in an achievement percentage of 118%. In addition, the TSR modifier applied was 112.5% based on the Company’s 3-year annualized TSR of 21% during the period; this performance equates to the 72nd percentile versus the S&P 500. The resulting combined weighted average achievement, further adjusted for the TSR modifier, was 179% of the target grant amount. Please refer to the CD&A Appendix at the end of this CD&A beginning on page 38 for details regarding the calculation of our results for 2016 and 2019 for the adjusted free cash flow measure and the ROIC improvement measure.

Exercise of Discretion in Executive Compensation Decisions

As a risk mitigation provision, the Compensation Committee has complete discretion to withhold payment pursuant to any of our incentive compensation plans irrespective of whether we or the NEOs have successfully met the goals set under those plans.

Share Ownership Guidelines

To further align management and shareholder interests and discourage inappropriate or excessive risk-taking, our Board of Directors has established share ownership guidelines for our NEOs and other corporate officers. The current minimum ownership thresholds are as follows:

■	For the Chief Executive Officer, five times such individual’s base salary;
■	For Executive Vice Presidents, three times each such individual’s base salary;
■	For Senior Vice Presidents, two times each such individual’s base salary; and
■	For Vice Presidents, one times each such individual’s base salary.

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Once a corporate officer has acquired a number of Common Shares that satisfies the ownership multiple then applicable to him or her, such number of shares then becomes his or her minimum ownership requirement (even if the officer’s salary increases or the fair market value of such Common Shares subsequently changes) until he or she is promoted to a higher level. Notwithstanding the foregoing, once an individual is determined to be in compliance with the share ownership guidelines as of the assessment date, he or she shall be deemed to remain in compliance, regardless of any subsequent share price fluctuations, as long as such individual maintains ownership of at least the same number of Common Shares as that required as of the assessment date for which he or she was previously compliant.

Each corporate officer is expected to attain the applicable share ownership threshold under the guidelines within five years following the later of (i) the first annual assessment with respect to such individual or (ii) the first annual compliance assessment at which a higher share ownership multiple becomes applicable to such individual (due to a promotion or otherwise). The five- year phase-in period is intended to permit gradual accumulation of the incremental ownership associated with a new or higher multiple. For purposes of the calculation, Common Shares deemed “beneficially owned” by the corporate officer within the meaning of the rules of the SEC, as well as RSUs subject to time-based vesting held by a corporate officer, and vested or time-based unvested RSUs or resulting shares deposited into a deferred compensation plan or arrangement, are included in the calculation of the amount of such individual’s ownership.

As of the date of this Proxy Statement, all of our corporate officers exceed their current ownership requirement.

Timing of Equity Awards

The Compensation Committee generally makes annual grants of equity-based compensation to our executive and non-executive officers and other employees in February following the public release of year-end financial results and outlook for the upcoming year. This timing is optimal from the Compensation Committee’s standpoint for two reasons: first, the Compensation Committee has the financial results from the previous year; and second, management may notify employees of the annual grant award at or around the same time they typically notify employees of their cash annual incentive with respect to the previous year, which we typically pay in February.

Other Benefits

We provide certain limited benefits to our employees, including the NEOs, to fulfill particular business purposes. In general, these benefits make up a very small percentage of total compensation for the NEOs.

401(K) PLAN

The NEOs are entitled to participate in a Company-sponsored 401(k) profit sharing plan on the same terms as all of our U.S. employees. For 2019, we made matching contributions of 100% of every dollar of a participating employee’s pre-tax and Roth contributions until the employee’s contributions equal five percent of the employee’s eligible compensation, subject to certain limitations imposed by the Internal Revenue Code, or the IRC. Employees are eligible to participate in the 401(k) plan beginning on the first day of the month following the completion of sixty days of employment. Matching contributions are subject to certain deferral limitations imposed by the IRC on 401(k) plans and, when made, are 100% vested.

DEFERRED COMPENSATION PLAN

We provide NEOs and certain other highly compensated employees the opportunity to defer receiving income until a scheduled in-service date or after they terminate their employment. This offers tax advantages by deferring taxation on the deferred compensation until the distribution date. For 2019, we made a matching contribution of 100% of every dollar of a participating employee’s pre-tax eligible contributions until the employee’s contributions equal five percent of the employee’s eligible compensation, less the amount of any match we make on behalf of the employee under the Company-sponsored 401(k) plan. Matching contributions are subject to certain deferral limitations imposed by the IRC on 401(k) plans and, when made, are 100% vested. The deferred compensation plan is described under the heading “Nonqualified Deferred Compensation in Fiscal year 2019.”

OTHER

We also offer a number of benefits to the NEOs pursuant to benefit programs that provide for broad-based employee participation. In addition to the 401(k) plan described above, the benefits include medical, prescription drugs, dental and vision insurance, long-term disability insurance, life and accidental death and dismemberment insurance, health and dependent flexible spending accounts, a cafeteria plan and employee assistance benefits. These generally available benefits do not specifically factor into decisions regarding an individual executive’s total compensation or equity-based compensation package. These benefits are designed to help us attract and retain employees as we compete for talented individuals in the marketplace, where such benefits are commonly offered. We also offer limited additional benefits to select employees, such as reimbursement of certain club dues and personal use of a private aircraft.

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ANTI-HEDGING/PLEDGING POLICY

We have adopted a policy prohibiting executive officers and directors from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares. These individuals may not engage in the purchase or sale of put and call options, short sales and other hedging transactions designed to minimize the risk of owning Common Shares. In addition, these individuals may not pledge Common Shares as collateral unless pre-authorized to do so in certain limited situations.

CLAWBACK PROVISIONS

Our Board of Directors has adopted a Compensation Recoupment Policy (the “Clawback Policy”) to maintain and enhance a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. As more fully described in the Clawback Policy, which was filed as an exhibit to the Form 10-K we filed with the SEC and the securities commissions and similar regulatory authorities in Canada on February 1, 2019, the policy provides that if an accounting restatement occurs, the Board of Directors shall seek to require the forfeiture or repayment of incentive compensation paid to an NEO or other corporate officer during the three completed fiscal years preceding the date of the restatement that is in excess of the amount that would have been awarded to, vested and/or paid to the NEO or other corporate officer under the restatement if (i) the NEO or other corporate officer engaged in fraud or intentional misconduct that materially contributed to the need for the restatement, or (ii) a clawback is otherwise required by the applicable rules and regulations of the SEC or any national securities exchange on which the Company’s shares are listed. Although we may need to revise our Clawback Policy depending on the final recoupment rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we believe this policy is a good governance practice that is beneficial for the Company even ahead of the final rules.

We also maintain numerous risk mitigating provisions in our compensation arrangements for the NEOs, which are described under the heading “Compensation Risk Assessment.” Examples include the Compensation Committee’s ability to exercise negative discretion to reduce annual incentive awards to zero, RSU grants which are determined based on the Company’s and the recipient’s performance, PSU grants which require achievement of multiple pre-determined goals over a three-year period before vesting, anti-hedging/anti-pledging policies, and share ownership requirements.

Tax Deductibility Considerations

Section 162(m) of the IRC generally disallows an income tax deduction to publicly-traded corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company’s “covered employees,” defined in Section 162(m) as the CEO and the three other most highly compensated executive officers, other than the Chief Financial Officer. Pursuant to the 2017 Tax Cuts and Jobs Act, signed into law on December 22, 2017 (the “Tax Act”), for fiscal years beginning after December 31, 2017, the compensation of the Chief Financial Officer is also subject to the deduction limitation. For fiscal years beginning on or before December 31, 2017, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. Pursuant to the Tax Act, subject to certain transition rules, for fiscal years beginning after December 31, 2017, the performance- based compensation exception to the deduction limitations under Section 162(m) is no longer available. As a result, for fiscal years beginning after December 31, 2017, any compensation in excess of $1,000,000 paid to our executive officers may not be deductible. The Compensation Committee believes that the potential deductibility of the compensation payable under its incentive compensation plans and arrangements should be only one of a number of relevant factors taken into consideration in establishing those plans and arrangements for our executive officers and not the sole governing factor. For that reason, the Compensation Committee intends to structure its incentive compensation plans and arrangements in a manner similar to prior years, acknowledging that a portion of those compensation payments may not be deductible under Section 162(m), in order to assure appropriate levels of total compensation for our executive officers based on and aligned with the Company’s performance.

Severance and Change in Control Arrangements

The Compensation Committee believes that the Company’s current and historic successes are due in large part to the leadership, skills and performance of the NEOs, and that it is critical to maintain the stability of the Company by providing severance and change in control benefits in order to encourage NEO retention through a change in control. On February 13, 2012, a subsidiary of the Company entered into a Separation Benefits Plan and Employment Agreement with Mr. Mittelstaedt, which was amended three times and eventually discontinued in 2019, as discussed below (the “CEO Separation Benefits Plan”), and implemented a Separation Benefits Plan, which has been most recently restated on July 24, 2018 as discussed below, under which eligible officers of the Company, including our NEOs, may receive certain severance and change in control benefits (the “Separation Benefits Plan”). On July 25, 2019, a subsidiary of the Company and Mr. Mittelstaedt entered into a participation letter agreement pursuant to which he became a participant in the Separation Benefits Plan, resulting in the discontinuance of the severance and change in control benefits payable to him under the CEO Separation Benefits Plan. A summary of the terms of the Separation Benefits Plan regarding severance and change in control is provided below under “Potential Payments Upon Termination or Change in Control.”

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CD&A Appendix – Calculation of Actual Results for 2017 PSU Performance Measures(1)

As discussed above, the 2017 PSUs were subject to a 3-year performance period that ended December 31, 2019, and the performance measures for the 2017 PSUs included: (i) the compound annual growth rate of adjusted free cash flow per share, and (ii) absolute improvement in ROIC. The calculation of our results for 2016 and 2019 for the adjusted free cash flow measure and the ROIC improvement measure are as follows:

ADJUSTED FREE CASH FLOW PER SHARE MEASURE (IN MILLIONS, EXCEPT AS NOTED)

	2016		2019
Adjusted Free Cash Flow*	$550.9		$916.8
Diluted shares outstanding as of year-end	231.1	(2)	264.5
Adjusted free cash flow per share	$2.38		$3.47

RETURN ON INVESTED CAPITAL MEASURE (IN MILLIONS, EXCEPT AS NOTED)

	2016	2019
Adjusted EBITDA*	$1,071.1	$1,673.6
Less: depreciation	(393.6)	(618.4)
Less: taxes(3)	(214.1)	(207.9)
Tax-effected EBITA	463.4	847.3
Average total capital(4)	$7,039.3	$10,365.0
Return on Invested capital	6.60%	8.17%
*	Non-GAAP measures for 2016 and 2019, as reconciled in our Annual Report on Form 10-k for the fiscal year ended December 31, 2016, and December 31, 2019, respectively.
(1)	Adjusted free cash flow per share measure defined as compound annual growth rate of adjusted free cash flow divided by total diluted shares outstanding during the three-year period ended December 31, 2019, and ROIC measure defined as absolute increase in ROIC during the three-year period ended December 31, 2019.
(2)	As adjusted for three-for-two share split completed in June 2017.
(3)	2016 and 2019 taxes based on effective tax rates for the full years 2016 and 2019, respectively.
(4)	Average total capital defined during each period as the average outstanding debt less cash plus equity, adjusted to reflect the timing of incremental debt associated with acquisitions late in the year. Outstanding debt includes long-term debt and current year debt, and cash includes restricted cash.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be incorporated into both our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and this Proxy Statement.

This report is submitted on behalf of the Compensation Committee.

William J. Razzouk, Chairman

Edward E. “Ned” Guillet

Susan “Sue” Lee

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Compensation Risk Assessment

We believe our compensation policies and practices do not present any risk that is reasonably likely to have a material adverse effect on the Company. We believe our approach to setting performance targets, evaluating performance, and establishing payouts does not promote excessive risk-taking. We believe that the components of our pay mix—base salary, annual cash incentive bonuses, and long-term equity grants—appropriately balance near-term performance improvement with sustainable long-term value creation.

We considered the following elements of our compensation policies and practices when evaluating whether such policies and practices encourage our employees to take unreasonable risks:

■	Annual performance targets are established by each operating location and region and on a Company-wide basis to encourage decision-making that is in the best long-term interests of both the Company and our shareholders;
■	We adjust performance targets to exclude the benefit or detriment of extraordinary events to ensure our employees are compensated on results within their control or influence;
■	We adjust performance targets to include certain acquisitions and new contracts not reflected in the originally approved operating budget in order to achieve targeted returns on deployed capital;
■	The use of four performance metrics in our annual cash incentive plan mitigates the incentive to overperform with respect to any particular financial metric at the expense of other financial metrics;
■	We set annual performance goals to avoid targets that, if not achieved, result in a large percentage loss of compensation;
■	Payouts under our performance-based plans remain at the discretion of our Board of Directors and may be reduced even if targeted performance levels are achieved;
■	Payouts under our performance-based plans can result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach;
■	Our NEOs receive annual cash incentive bonus awards only if cash incentive bonus awards payable to other employees have been made;
■	We have adopted a clawback policy which allows us to seek recovery of certain incentive cash and equity compensation if it is earned based on inaccurate financial statements;
■	We use RSUs rather than share options for equity awards because RSUs retain value even in a depressed market so that recipient employees are less likely to take unreasonable risks to get, or keep, share options “in-the-money”;
■	Equity-based compensation with time-based vesting over a multi-year schedule accounts for a time horizon of risk and ensures that participating employee interests are aligned with the long-term interests of our shareholders;
■	Share ownership guidelines require members of our Board of Directors and our NEOs and other corporate officers to maintain certain ownership levels in Common Shares, which aligns a portion of their personal wealth to the long-term performance of the Company;
■	We have adopted a policy that prohibits members of our Board of Directors and our NEOs and other corporate officers from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares; and
■	Our Compensation Committee periodically utilizes an independent compensation consultant that performs no other services for the Company.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation earned by each of our NEOs in 2019, 2018 and 2017.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Share Based Awards ($)(2)	Option Based Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Ronald J. Mittelstaedt Executive Chairman	2019	768,602	250,000	2,254,360	—	—	—	13,837	3,286,799
	2018	946,638	—	11,269,773	—	1,430,000	—	45,872	13,692,283
	2017	946,638	—	2,228,662	—	2,228,700	—	37,774	5,441,774
Worthing F. Jackman President and Chief Executive Officer	2019	716,792	—	1,559,501	—	1,102,500	—	29,581	3,408,374
	2018	611,808	—	1,052,540	—	680,000	—	22,026	2,366,374
	2017	556,953	—	993,641	—	900,000	—	21,097	2,471,691
Mary Anne Whitney Senior Vice President and Chief Financial Officer	2019	425,692	—	581,728	—	343,000	—	26,723	1,377,143
	2018(4)	338,000	—	439,310	—	300,000	—	13,625	1,090,935
Darrell W. Chambliss Executive Vice President and Chief Operating Officer	2019	514,356	—	900,916	—	451,000	—	26,238	1,892,510
	2018	501,615	—	904,271	—	500,000	—	16,408	1,922,294
	2017	486,452	—	864,800	—	772,500	—	15,046	2,138,798
Patrick J. Shea Executive Vice President, General Counsel and Secretary	2019	419,475	—	614,193	—	368,000	—	30,889	1,432,557
	2018	408,807	—	615,062	—	300,000	—	22,642	1,346,511
	2017	393,178	—	582,316	—	280,000	—	22,433	1,277,937
James M. Little Executive Vice President – Engineering and Disposal	2019(5)	414,481	—	606,077	—	363,000	—	27,154	1,410,712
(1)	Amounts shown reflect salary earned by the NEOs for each year indicated and reflect (i) increases that Ms. Whitney and Messrs. Chambliss, Shea and Little received on February 1, 2019, (ii) an increase and decrease that Mr. Mittelstaedt received on February 1, 2019, and July 25, 2019, respectively, and (iii)increases that Mr. Jackman received on February 1, 2019, and July 25, 2019. Effective July 25, 2019, Mr. Mittelstaedt’s base salary was decreased to $500,000 upon his transition to Executive Chairman. Effective July 25, 2019, Mr. Jackman’s base salary was increased to $800,000 upon his promotion to Chief Executive Officer. The increases that Mr. Jackman and Ms. Whitney received are part of a multi-year approach to increase targeted direct compensation towards or within a +/- 10% range of the median market Comparator Group.
(2)	Share based awards consist of (i) RSUs granted under the 2016 Plan, and (ii) PSUs granted under the 2016 Plan. Amounts shown do not reflect compensation actually received by the NEO. Instead, the amounts shown are the grant date fair value of the awards computed in accordance with generally accepted accounting principles in the U.S., excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 1 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020. The table below sets forth the details of the components that make up the fiscal year 2019 share awards for our NEOs. If the first-year performance hurdle is satisfied, annual RSU awards vest in four substantially equal annual installments beginning on the first anniversary of the grant date.

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Name	Components of Annual Share Awards
	Value of Annual Restricted Share Units ($)	Value of Performance-Based Restricted Share Units ($)
Ronald J. Mittelstaedt	1,127,180	1,127,180
Worthing F. Jackman	779,750	779,750
Mary Anne Whitney	290,864	290,864
Darrell W. Chambliss	450,458	450,458
Patrick J. Shea	307,097	307,097
James M. Little	303,038	303,038
(3)	We make available for business use to our NEOs and other employees a private aircraft. Our general policy is not to permit employees, including the NEOs, to use the aircraft for purely personal use. Occasionally, employees or their relatives or spouses, including relatives or spouses of the NEOs, may derive personal benefit from travel on our aircraft incidental to a business function, such as when an NEO’s spouse accompanies the officer to the location of an event the officer is attending for business purposes. For purposes of our Summary Compensation Table, we value the compensatory benefit to the officer at the incremental cost to us of conferring the benefit, which consists of additional catering and fuel expenses. In the example given, the incremental cost would be nominal because the aircraft would have been used to travel to the event, and the basic costs of the trip would have been incurred, whether or not the NEO’s spouse accompanied the officer on the trip. However, on the rare occasions when we permit an employee to use the aircraft for purely personal use, we value the compensation benefit to such employee (including NEOs) at the incremental cost to us of conferring the benefit, which consists of the average weighted fuel expenses, catering expenses, trip-related crew expenses, landing fees and trip-related hangar/parking costs. Since our aircraft is used primarily for business travel, the valuation excludes the fixed costs that do not change based on usage, such as pilots’ compensation, the lease expense of the aircraft and the cost of maintenance. Our valuation of personal use of aircraft as set forth in this Proxy Statement is calculated in accordance with SEC guidance, which may not be the same as valuation under applicable tax regulations.

In 2019, All Other Compensation paid to our NEOs consisted of the following amounts:

Name	Matching Contributions to 401(k) ($)	Company Contributions Under Nonqualified Deferred Compensation Plan ($)	Life Insurance Premiums Paid by Company(a) ($)	Professional Association Dues ($)	Tax Preparation Expenses ($)	Club Dues ($)	Personal Use of Corporate Aircraft Incidental to Business Function ($)	Purely Personal Use of Corporate Aircraft ($)	Total All “Other” Compensation ($)
Ronald J. Mittelstaedt	—	—	4,266	487	—	8,998	86	—	13,837
Worthing F. Jackman	—	14,000	4,077	—	2,432	8,998	75	—	29,581
Mary Anne Whitney	14,000	—	3,702	—	—	8,998	23	—	26,723
Darrell W. Chambliss	13,802	198	6,065	650	—	5,450	72	—	26,238
Patrick J. Shea	13,677	323	2,588	1,803	3,500	8,998	—	—	30,889
James M. Little	13,521	—	4,606	—	—	8,998	29	—	27,154
(a)	Amounts shown are paid by the Company in connection with life insurance policies made available to all participants in our Nonqualified Deferred Compensation Plan, including the NEOs.
(4)	2018 was the first year in which Ms. Whitney was a named executive officer.
(5)	2019 was the first year in which Mr. Little was a named executive officer.

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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (the “Annual Total Compensation”) of our median employee and the Annual Total Compensation of our CEO, Mr. Jackman.

In years with multiple CEOs, companies have the option to either aggregate CEO compensation or use compensation for the CEO in the position on the date the median employee is determined, in this case December 31, 2019. We have elected to use Annual Total Compensation for Mr. Jackman, who was appointed CEO on July 26, 2019.

For 2019, our last completed fiscal year, Mr. Jackman’s 2019 Annual Total Compensation was $3,408,374, as reflected in the Summary Compensation Table included in this Proxy Statement. Our median employee was determined in accordance with the methodology described below to be a mechanic whose annual total compensation for 2019 was $55,377. The resulting ratio of our CEO’s pay to the pay of our median employee is approximately 61.5 to 1.

We have elected to disclose a supplemental ratio that includes the value of health and dental care benefits paid by the Company. Because these benefits are provided on a broad, non-discretionary basis, the value is not required to be reported in the Summary Compensation Table. However, if we were to add the value of these benefits, the total compensation of our CEO would increase by $18,747 and the total compensation of our median employee would increase by $18,747, and the resulting ratio of our CEO’s annual total compensation to the annual total compensation of our median employee would be approximately 46.2 to 1.

As of December 31, 2019, our employee population consisted of 18,261 active employees, 9,338 of whom are commercial truck drivers and 1,184 of whom are mechanics. There were 15,323 employees located in the United States and 2,938 employees located in Canada. We applied a Canadian dollar to U.S. dollar exchange rate to the compensation paid in Canadian dollars based on the average exchange rate in 2019. We determined our median employee by examining 2019 W-2 box 5 amounts and foreign equivalent taxable income amounts for all of our full time and part time employees, excluding our CEO and our former CEO, now Executive Chairman of the Board of Directors, who were employed by us on December 31, 2019. We did not include those employees on leave as of December 31, 2019. In addition, we did not include temporary agency employees whose compensation is determined by the agency and who are not considered our employees for purposes of the pay ratio calculation.

The pay ratios reported above are reasonable estimates calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Grants of Plan Based Awards in Fiscal year 2019

The following table summarizes the amount of awards under the MICP and equity awards granted to our NEOs by the Company in 2019.

			Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Share Awards: Number	Grant Date Fair Value
	Award	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	of Common Shares or Units	of Share Awards
Name	Type(1)	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	($)(4)
Ronald J. Mittelstaedt	RSU	2/15/19	—	—	—	—	—	—	13,610	1,127,180
	PSU	2/15/19	—	—	—	0	13,610	34,025	—	1,127,180(5)
Worthing F. Jackman	RSU	2/15/19	—	—	—	—	—	—	9,415	779,750
	PSU	2/15/19	—	—	—	0	9,415	23,537	—	779,750(5)
	MICP	—	200,000	1,000,000	2,000,000	—	—	—	—	—
Mary Anne Whitney	RSU	2/15/19	—	—	—	—	—	—	3,512	290,864
	PSU	2/15/19	—	—	—	0	3,512	8,780	—	290,864(5)
	MICP	—	61,600	308,000	616,000	—	—	—	—	—
Darrell W. Chambliss	RSU	2/15/19	—	—	—	—	—	—	5,439	450,458
	PSU	2/15/19	—	—	—	0	5,439	13,597	—	450,458(5)
	MICP	—	89,739	448,694	897,388	—	—	—	—	—
Patrick J. Shea	RSU	2/15/19	—	—	—	—	—	—	3,708	307,097
	PSU	2/15/19	—	—	—	0	3,708	9,270	—	307,097(5)
	MICP	—	73,185	365,925	731,850	—	—	—	—	—
James M. Little	RSU	2/15/19	—	—	—	—	—	—	3,659	303,038
	PSU	2/15/19	—	—	—	0	3,659	9,147	—	303,038(5)
	MICP	—	72,314	361,569	723,138	—	—	—	—	—
(1)	“RSU” refers to restricted share units granted under the 2016 Plan. “PSU” refers to performance-based restricted share units granted under the 2016 Plan. “MICP” refers to cash awards made pursuant to our Management Incentive Compensation Program, which is administered pursuant to the 2016 Plan.
(2)	In the case of the MICP, the target incentive amounts shown in this column reflect our annual incentive bonus plan awards under the MICP and represent the target awards pre-established as a percentage of salary. The maximum is the greatest payout which can be made if the pre-established maximum performance level is met or exceeded. Actual annual incentive bonus amounts earned by the NEOs for 2019 under the MICP are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(3)	Share awards consist of RSUs granted under the 2016 Plan on February 15, 2019. Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal, annual installments over the four-year period following the date of grant, beginning on the first anniversary of the date of grant. See “Compensation Discussion and Analysis – Equity-Based Compensation” for more information regarding RSU awards.
(4)	The value of a share award is based on the fair value as of the grant date of such award computed in accordance with generally accepted accounting principles in the U.S., excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 1 of the “Notes to Consolidated Financial Statements” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020.
(5)	Represents the range of possible awards of performance shares upon the vesting of PSUs granted in fiscal year 2019 under the 2016 Plan. Awards are capped at the maximum, and no awards will vest unless the pre-established threshold performance level is met or exceeded. The “Grant Date Fair Value of Share Awards” represents the value of PSUs based on the expected outcome as of the date of grant. This result is based on (i) achieving the target level of a return on invested capital, or ROIC; and (ii) achieving the target level of a free cash flow/share CAGR goal, each of which is weighted 50%. See “Compensation Discussion and Analysis – Equity-Based Compensation” for more information regarding PSU awards.

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Outstanding Equity Awards at 2019 Fiscal year-End

The following table summarizes RSUs and other equity awards that have not vested and related information for each of our NEOs as of December 31, 2019.

						Share Awards
Name	Award Type(1)	Grant Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(7)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Ronald J. Mittelstaedt	RSU	02/11/16	13,183	(2)	1,196,885	—	—
	RSU	02/24/17	12,440	(3)	1,129,428	—	—
	RSU	02/20/18	15,703	(4)	1,425,675	—	—
	RSU	02/20/18	85,142	(6)	7,730,042	—	—
	RSU	02/15/19	13,610	(5)	1,235,652	—	—
	PSU	02/24/17	—		—	13,398	1,216,404
	PSU	02/20/18	—		—	11,273	1,023,476
	PSU	02/15/19	—		—	13,610	1,235,652
Worthing F. Jackman	RSU	02/11/16	5,341	(2)	484,909	—	—
	RSU	02/24/17	5,546	(3)	503,521	—	—
	RSU	02/20/18	7,281	(4)	661,042	—	—
	RSU	02/15/19	9,415	(5)	854,788	—	—
	PSU	02/24/17	—		—	5,973	542,289
	PSU	02/20/18	—		—	5,228	474,650
	PSU	02/15/19	—		—	9,415	854,788
Mary Anne Whitney	RSU	02/11/16	1,794	(2)	162,877	—	—
	RSU	02/24/17	1,798	(3)	163,240	—	—
	RSU	02/20/18	3,039	(4)	275,911	—	—
	RSU	02/15/19	3,512	(5)	318,854	—	—
	PSU	02/24/17	—		—	1,935	175,679
	PSU	02/20/18	—		—	2,182	198,104
	PSU	02/15/19	—		—	3,512	318,854
Darrell W. Chambliss	RSU	02/11/16	4,545	(2)	412,641	—	—
	RSU	02/24/17	4,828	(3)	438,334	—	—
	RSU	02/20/18	6,256	(4)	567,982	—	—
	RSU	02/15/19	5,439	(5)	493,807	—	—
	PSU	02/24/17	—		—	5,199	472,017
	PSU	02/20/18	—		—	4,491	407,738
	PSU	02/15/19	—		—	5,439	493,807

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						Share Awards
Name	Award Type(1)	Grant Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(7)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Patrick J. Shea	RSU	02/11/16	3,055	(2)	277,363	—	—
	RSU	02/24/17	3,250	(3)	295,068	—	—
	RSU	02/20/18	4,255	(4)	386,311	—	—
	RSU	02/15/19	3,708	(5)	336,649	—	—
	PSU	02/24/17	—		—	3,501	317,856
	PSU	02/20/18	—		—	3,055	277,363
	PSU	02/15/19	—		—	3,708	336,649
James M. Little	RSU	02/11/16	3,153	(2)	286,261	—	—
	RSU	02/24/17	3,210	(3)	291,436	—	—
	RSU	02/20/18	4,205	(4)	381,772	—	—
	RSU	02/15/19	3,659	(5)	332,201	—	—
	PSU	02/24/17	—		—	3,456	313,770
	PSU	02/20/18	—		—	3,018	274,004
	PSU	02/15/19	—		—	3,659	332,201
(1)	“RSU” refers to restricted share units granted under the Company’s 2014 Incentive Award Plan or the 2016 Plan. “PSU” refers to performance-based restricted share units granted under the 2016 Plan.
(2)	Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 11, 2016.
(3)	Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 24, 2017.
(4)	Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 20, 2018.
(5)	Assuming that the first-year performance hurdle is satisfied, which in the case of these grants it was, the RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 15, 2019.
(6)	As discussed in greater detail in “Compensation Discussion and Analysis – Recent Changes to Further Align Pay with Performance”, the Second Amendment provided for a grant to Mr. Mittelstaedt of a retention equity award having a grant date value of $9 million, subject to a three-year vesting schedule and a claw back provision if he voluntarily terminates his employment without Good Reason (as defined in the CEO Separation Benefits Plan) prior to February 13, 2023. The RSUs vest in three equal installments on each of the first three anniversaries of the grant date of February 20, 2018.
(7)	Based on the closing price of Common Shares of $90.79 on the NYSE on December 31, 2019, the last trading day of the 2019 fiscal year.
(8)	Represents unearned shares under the PSU awards granted in February 2017, February 2018 and February 2019. Based on guidance provided by the SEC, the targeted potential number of shares for such grants has been assumed. The amounts shown include the full award for the performance periods ending on December 31, 2019, December 31, 2020 and December 31, 2021. The PSUs will vest, if at all, within 15 business days following the date on which the determination by the Compensation Committee is made with respect to the achievement of the performance goals, but in no event shall the vesting be later than March 15, 2020, March 15, 2021 and March 15, 2022, respectively.

Shares Vested in Fiscal year 2019

The following table summarizes each vesting of rSUs and related information for each of our NEOs on an aggregated basis during 2019.

	Share Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ronald J. Mittelstaedt	83,880	5,610,265
Worthing F. Jackman	17,155	1,442,548
Mary Anne Whitney	5,945	499,816
Darrell W. Chambliss	15,074	1,267,858
Patrick J. Shea	10,026	843,155
James M. Little	10,072	846,995

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Pension Benefits in Fiscal year 2019

We do not sponsor any qualified or non-qualified defined benefit plans for any of our executive officers, including the NEOs.

Nonqualified Deferred Compensation in Fiscal year 2019

The following table summarizes the participation of our NEOs during 2019 in our Nonqualified Deferred Compensation Plan, which is our only plan that provides for the deferral of compensation on a basis that is not tax-qualified.

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Name	($)(1)	($)(1)	($)(2)	($)	($)(3)
Ronald J. Mittelstaedt	—	—	1,931,375	—	21,563,532
Worthing F. Jackman	35,596	9,250	45,938	(43,068)	209,256
Mary Anne Whitney	244,142	2,419	199,880	—	1,130,204
Darrell W. Chambliss	20,037	7,970	1,092,068	—	5,452,577
Patrick J. Shea	44,035	5,125	122,942	—	595,355
James M. Little	—	—	130,572	—	757,781
(1)	Amounts in these columns represent base salary and cash annual incentive each NEO elected to defer and our annual matching contributions in lieu of matching contributions under our 401(k) plan. Contributions by an NEO are reported in the Summary Compensation Table under “Salary”, “Bonus” and/ or “Non-Equity Incentive Plan Compensation” and matching contributions we make to an NEO’s account are reported in the Summary Compensation Table under “All Other Compensation.” The Company does not make matching contributions on RSUs that were previously deferred into our Nonqualified Deferred Compensation Plan.
(2)	Amounts in this column are not included in any other amounts disclosed in this Proxy Statement, as the amounts are not preferential earnings. Instead, earnings disclosed are determined by reference to the returns on one or more select mutual funds, as determined by the participant, that are also available for investment by the general public, or with regard to RSUs deferred into the Company’s Nonqualified Deferred Compensation Plan in years prior to 2015, Common Shares. Beginning in 2015, participating employees were no longer permitted to defer RSU grants.
(3)	Amounts shown in this column include the following amounts reported as compensation to the NEO in the Summary Compensation Table in our previous proxy statements or annual reports on Form 10-K:
■	For Mr. Mittelstaedt, a total of $8,822,600 was reported (2005 to 2018);
■	For Mr. Jackman, a total of $2,953,671 was reported (2005 to 2018);
■	For Ms. Whitney, a total of $186,196 was reported (2018) (2018 was the first year for which Ms. Whitney was an NEO);
■	For Mr. Chambliss, a total of $1,708,679 was reported (2005 to 2018);
■	For Mr. Shea, a total of $148,130 was reported (2015 to 2018); and
■	For Mr. Little, no amounts have previously been reported, as 2019 was the first year in which Mr. Little was an NEO.

The NEOs and certain other highly compensated employees are entitled to participate in the Nonqualified Deferred Compensation Plan, which we put in place to mitigate the impact of our officers and other highly compensated employees being unable to make the maximum contribution permitted under the 401(k) plan due to certain limitations imposed by the IRC. The Nonqualified Deferred Compensation Plan allows an eligible employee to voluntarily defer receipt of up to 80% of the employee’s base salary, and up to 100% of bonuses and commissions and, prior to 2015, RSU grants made by the Company. Beginning in 2015, participating employees were no longer permitted to defer receipt of RSU grants. We make a matching contribution of 100% of every dollar of a participating employee’s pre-tax eligible contributions until the employee’s contributions equal five percent of the employee’s eligible compensation, less the amount of any match we make on behalf of the employee under the Company-sponsored 401(k) plan, and subject to certain deferral limitations imposed by the IRC on 401(k) plans. Our matching contributions are 100% vested when made. Except for RSUs that were previously deferred, the Company also credits an amount reflecting a deemed return to each participant’s deferred compensation account periodically, based on the returns of various mutual funds or measurement funds selected by the participant. RSUs that were previously deferred are credited as Common Shares, which had a 2019 annual rate of return of approximately 23.2%. The earnings on an employee’s deferred compensation may exceed or fall short of market rate returns, depending on the performance of the funds selected compared to the markets in general.

In addition, during 2017, the Company amended the Nonqualified Deferred Compensation Plan to allow any participant who has attained age 55, previously elected to defer RSUs, and also elected to have his or her deferred RSUs distributed as a series of installment payments, to elect to have some or all of the portion of the participant’s account credited with RSUs instead credited with an investment in one or more of the measurement funds provided under the plan’s terms. The Company made this amendment to enable participants with deferred RSUs and who were approaching retirement age to diversify their investments within the plan.

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The investment options offered by our plan administrator and their annual rates of return for the calendar year ended December 31, 2019, are set forth in the following table.

Name of Investment Option	Rate of Return in 2019
American Century VP Mid Cap Value I	29.15%
American Funds IS International 2	22.88%
Clearbridge Small Cap Growth	26.87%
Dreyfus IP Small Cap Stock Index Svc	22.21%
Franklin Rising Dividends VIP 2	29.23%
Franklin Small Cap Value VIP 2	26.35%
Ivy VIP High Income II	11.19%
Janus Henderson VIT Balanced Svc	22.27%
Janus Henderson VIT Enterprise Svc	35.16%
MFS International Growth	27.11%
MFS VIT II International Intrinsic Value	25.65%
MFS VIT Value Svc	29.51%
NVIT Mid Cap Index I	25.65%
PIMCO VIT Real return Admin	8.44%
Pioneer Bond VCT I	9.27%
T. Rowe Price Limited-Term Bond	4.35%
VanEck VIP Emerging Markets Initial	30.06%
VanEck VIP Global Hard Assets Initial	11.87%
Vanguard VIF Capital Growth	26.50%
Vanguard VIF Money Market	2.02%
Vanguard VIF REIT Index	28.81%

Distributions from the Nonqualified Deferred Compensation Plan are triggered by the occurrence of certain events, including termination of employment and scheduled in-service distributions as allowed by the Internal Revenue Service. Upon termination of employment or the scheduled in-service date, as applicable, a participant will receive a distribution from the plan in the form he or she previously selected—either in a lump sum or in annual installments over any period selected, up to fifteen years. Payments will commence within 60 days after the last day of the six-month period immediately following the termination date or the scheduled in-service date, as applicable. If a participant becomes disabled, he or she will receive his or her entire account balance in a lump sum within 60 days of the date on which he or she became disabled. Upon the death of a participant during employment or while receiving his or her benefits under the plan following termination of employment, his or her unpaid account balance will be paid to his or her beneficiary in a lump sum within 60 days of the date the plan committee is notified of his or her death.

Participants also elect whether to receive a distribution of their entire account balance in a lump sum upon a change in control of the Company, as defined in the plan, or whether to have their account balance remain in the plan after a change in control. In the absence of such an election, a participant will receive a distribution after a change in control occurs. Participants may also choose to receive lump sum distributions of all or a portion of their account balances upon optional, scheduled distribution dates or upon an unforeseeable financial emergency. Optional distribution dates must be a January 1 (March 1 for deferred RSUs) that is at least three years after the end of the plan year in which the deferral election is made. Optional distributions may be postponed, subject to certain conditions specified in the plan. Distributions upon an unforeseeable financial emergency are also subject to certain restrictions specified in the plan.

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Equity Compensation Plan Information

The following is a summary of all of our equity compensation plans and individual arrangements that provide for the issuance of equity securities as compensation, as of December 31, 2019.

	(a)	(b)	(c)
Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding warrants and rights	Weighted-average exercise price of outstanding warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Approved by shareholders(1)	1,991,919(2)	$ 76.73(3)	5,431,669(4)
Not approved by shareholders	—	—	—
TOTAL	1,991,919	$ 76.73(3)	5,431,669
(1)	Consists of the following plans approved by the Company’s and Progressive Waste’s shareholders, as applicable, including the assumptions thereof by the Company on June 1, 2016: (a) the 2016 Plan; (b) the 2014 Incentive Award Plan; (c) the Third Amended and Restated 2004 Equity Incentive Plan; and (d) the Amended and Restated Share Option Plan adopted by Progressive Waste on July 22, 2009.
(2)	Includes an aggregate of 1,109,011 RSUs, 504,484 PSUs, and 378,424 warrants.
(3)	Excludes RSUs, PSUs and DSUs.
(4)	The remaining 5,431,669 Common Shares reserved for issuance under the 2016 Plan will be issuable upon the exercise of future warrants or share option grants or pursuant to future restricted share, RSU or performance awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. The Board of Directors unanimously adopted resolutions in 2014 approving the reduction of the shares available for future issuance under the Third Amended and Restated 2004 Equity Incentive Plan to zero, and the Board of Directors and the Executive Committee of the Company unanimously adopted resolutions in 2016 and 2017 approving the reduction of shares available for future issuance under each of the 2014 Incentive Award Plan and the Amended and Restated Share Option Plan to zero, and as a result no further awards will be granted under the Third Amended and Restated 2004 Equity Incentive Plan, the 2014 Incentive Award Plan or the Amended and Restated Share Option Plan.

On June 1, 2016, the Board of Directors adopted the 2016 Plan, which was approved by Progressive Waste’s shareholders on May 26, 2016. On July 24, 2017, the Board of Directors approved certain housekeeping amendments to the 2016 Plan. On July 24, 2018, the Board of Directors approved certain additional housekeeping amendments to the 2016 Plan. None of the housekeeping amendments to the 2016 Plan required approval of the Company’s shareholders. A summary of the 2016 Plan is attached as Appendix B. The 2016 Plan, as amended, is administered by the Compensation Committee and provides that the aggregate number of Common Shares which may be issued from treasury pursuant to awards made under the 2016 Plan is 7,500,000 Common Shares, representing 2.84%(1) of our issued and outstanding Common Shares. Awards under the 2016 Plan may be made to employees, consultants and non-employee directors and may be made in the form of share options, warrants, restricted shares, RSUs, performance awards (which may be paid in cash, Common Shares, or a combination thereof), dividend equivalent awards (representing a right of the holder thereof to receive the equivalent value (which may be paid in cash or Common Shares) of dividends paid on Common Shares), and share payments (a payment in the form of Common Shares or a share option or other right to purchase Common Shares as part of a bonus, defined compensation or other arrangement). Non-employee directors are also eligible to be credited with DSUs, which represent the right to receive a cash payment or its equivalent in Common Shares (or a combination of cash and Common Shares), or which may at the time of grant be expressly limited to settlement only in cash and not in Common Shares.

As of December 31, 2019, DSUs, RSUs, PSUs and Warrants were the only forms of awards granted under the 2016 Plan. As of December 31, 2019, under the 2016 Plan, there were 11,340 DSUs outstanding, representing 0.004% of our Common Shares then issued and outstanding, 780,094 RSUs outstanding, representing 0.296% of our Common Shares then issued and outstanding, 450,242 PSUs outstanding, representing 0.171% of our Common Shares then issued and outstanding, 350,824 Warrants outstanding, representing 0.133% of our Common Shares then issued and outstanding, and 5,431,669 awards remained available for grant, representing 2.06% of our Common Shares then issued and outstanding.

The annual burn rate under the 2016 Plan for the fiscal years ended 2017, 2018 and 2019 was 0.253%, 0.268% and 0.247%, respectively. The annual burn rate is calculated as (x) the number of securities (i.e., DSUs, RSUs, PSUs and Warrants) granted thereunder during the applicable fiscal year, divided by (y) the weighted average number of shares outstanding in 2019, calculated in accordance with the CPA Canada Handbook.

(1)	Based on 264,018,155 Common Shares outstanding as of the Record Date.

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Potential Payments upon Termination or Change in Control

Severance Arrangements in Effect in 2019

Our NEOs are eligible to receive separation benefits and change in control payments pursuant to the participation letter agreements under the Separation Benefits Plan that were entered into on July 25, 2019 for Messrs. Mittelstaedt, Jackman, Chambliss, Shea and Little, and October 19, 2018 for Ms. Whitney. The participation letter agreement pursuant to the Separation Benefits Plan for Mr. Mittelstaedt supersedes and replaces the CEO Separation Benefits Plan, except as provided below. The following discussion describes the terms of these payments and benefits and the circumstances in which they will be paid or provided.

Under the terms of the Separation Benefits Plan and their respective participation letter agreements, each of Messrs. Mittelstaedt, Jackman, Chambliss, Little and Shea is entitled to receive separation pay upon a termination by us without “cause” or resignation by such NEO for “good reason” prior to a change in control. The amount payable to Messrs. Mittelstaedt, Jackman, Chambliss, Shea and Little is: (i) a cash payment equal to 2.99x of his then-current base salary; and (ii) an amount equal to the target bonus for the year in which the termination occurs, which is 50% of Mr. Mittelstaedt’s base salary at the time of termination, 125% of Mr. Jackman’s base salary at the time of termination, and 85% of Messrs. Chambliss’, Shea’s and Little’s base salary at the time of termination, payable in three equal installments over the two-year period following termination. Under the terms of the Separation Benefits Plan and her participation letter agreement, Ms. Whitney is entitled to receive separation pay upon a termination by us without “cause” consisting of a cash payment equal to (i) her then- current base salary, and (ii) an amount equal to the target bonus for the year in which the termination occurs, which is 70% of her base salary at the time of termination, payable in installments over the 12-month period following termination.

In addition, under the terms of the Separation Benefits Plan, if a NEO is entitled to receive separation pay in connection with his or her termination of employment, then the NEO is entitled to (i) full accelerated vesting of his or her outstanding but unvested time-based equity awards; (ii) the designated performance goals of the applicable NEO’s performance-based equity awards shall be deemed to have been satisfied (and, for any award with different levels of potential payment, such performance shall be deemed to be at the target level), any remaining vesting conditions shall be deemed to be satisfied on the NEO’s date of termination and such awards shall be settled as soon as administratively practicable thereafter; and (iii) with respect to any outstanding share options held by the applicable NEO, an extended post- termination exercise period through the earlier of the third anniversary of the termination date or the expiration of the original term of such share options. The Company would also pay to each NEO who is entitled to receive separation pay an amount equal to the Company’s portion (but not the NEO’s portion) of the cost of medical, dental and other health plan insurance for the NEO (and, except for Ms. Whitney, the NEO’s spouse and children) at the rate in effect on the date of termination for a period of (i) for Mr. Mittelstaedt’s, the greater of two years from the date of termination or until he attains age 65; (ii) for each of Messrs. Jackman, Chambliss, Shea and Little, two years from the date of termination; and (iii) for Ms. Whitney, one year from the date of termination (the ”NEO Health Insurance Benefit”). Finally, the Company would pay as incurred Ms. Whitney’s expenses, up to $15,000, associated with career counseling and resume development (the “Outplacement Benefit”). As a condition to an NEO’s receipt of any severance benefits under the Separation Benefits Plan, the NEO is required to release and waive (and not revoke) all claims against the WCI Group. The Separation Benefits Plan defines “WCI Group” as the Company and each of its subsidiaries and affiliates.

Each NEO is also entitled to the foregoing benefits if such NEO’s employment is terminated as a result of the NEO’s death or disability, except that (i) in the event of death, the estate shall not receive the NEO Health Insurance Benefit or the Outplacement Benefit, and (ii) in the event of disability, the NEO shall not receive the Outplacement Benefit.

Upon a termination by us without cause or resignation by the NEO for good reason within two years after a change in control, the NEOs are each entitled to receive the benefits described above for termination without cause, payable in a lump sum on or within 60 days following the date of termination. Further, the Separation Benefits Plan includes a so-called “best pay” provision where payments and benefits provided on account of a change in control shall be made to such participating NEOs in full or in such lesser amount as would result in no portion of the payments being subject to an excise tax under Section 280g and Section 4999 of the IRC, whichever of the foregoing amounts is greater on an after-tax basis.

In consideration of the above severance benefits, the NEOs must abide by certain restrictive covenants in the Separation Benefits Plan, including a commitment by the NEO not to compete with the Company in a restricted territory and not to solicit our customers or employees for 12 months following the date of such NEO’s termination of employment.

In addition, the CEO Separation Benefits Plan between Mr. Mittelstaedt and the Company provided for a retention equity award, with a value of $9 million on February 20, 2018 (the grant date), that is currently two-thirds vested (out of a three-year graded vesting schedule). The retention equity award includes a claw back provision if Mr. Mittelstaedt resigns without good reason (as defined in the CEO Separation Benefits Plan) prior to February 13, 2023. These provisions of the CEO Separation Benefits Plan were not superseded and replaced by the new Separation Benefits Plan for Mr. Mittelstaedt.

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For purposes of the Separation Benefits Plan, “good reason” is generally defined as: (i) assignment to the NEO of duties inconsistent with and resulting in a diminution of the NEO’s position (including status, offices, titles, responsibilities and reporting requirements), authority, duties or responsibilities as they existed on the effective date of the Separation Benefits Plan; or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities; a substantial alteration in the title(s) of the NEO (so long as the existing corporate structure of the WCI Group is maintained); provided, however, that the NEO’s failure to be in the same position (including status, offices, titles, responsibilities and reporting requirements) with the Company will constitute “good reason”; (ii) the relocation of the NEO’s principal place of employment to a location more than fifty (50) miles from its present location without the NEO’s prior approval; (iii) a material reduction by the Company in the NEO’s total annual cash compensation (base and bonus) without the NEO’s prior approval; (iv) on or after a change in control, a material reduction by the Company in the NEO’s total annual compensation (base, bonus, and equity opportunities) without the NEO’s prior approval; (v) a failure by the WCI group to continue in effect, without substantial change, any benefit plan or arrangement in which the NEO was participating or the taking of any action by the WCI group which would adversely affect the NEO’s participation in or materially reduce the NEO’s benefits under any benefit plan (unless such changes apply equally to all other management employees of the Company); (vi) any material breach by the Company of any provision of the Separation Benefits Plan without the NEO having committed any material breach of the NEO’s obligations thereunder, which breach is not cured within twenty (20) days following written notice thereof to the Company of such breach; or (vii) the failure of the Company to obtain the assumption of the plan by any successor entity that causes the NEO to be employed by an entity that is not a member of the WCI Group.

For the purposes of the Separation Benefits Plan, “cause” is defined as: (i) a material breach of any of the terms of the agreement or any other agreement with the Company or any member of the WCI Group or any policy of the WCI group; (ii) a breach of any of the provisions of the confidentiality, property, non-competition and non-solicitation provisions of the Separation Benefits Plan; (iii) gross negligence or willful misconduct of a material nature in connection with the performance of the NEO’s duties; (iv) conviction of (or pleading guilty or no contest or nolo contendere to) a felony; or (v) an intentional act of dishonesty or misappropriation (or attempted misappropriation) of property belonging to the Company or any member of the WCI group. Further, for the purposes of the Separation Benefits Plan, a “change in control” is deemed to have occurred if:

■	there shall be consummated (a) any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other business combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

■	any person (as defined in Section 13(d) and 14(d) of the Exchange Act), shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the Company’s outstanding voting securities; or
■	during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board of Directors shall cease for any reason to constitute at least one-half of the membership thereof unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of the period.

For the participation letter agreements under the Separation Benefits Plan for the NEOs, “change in control” shall also include:

(i)	any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act), shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the outstanding voting securities of a subsidiary of the Company that owns all or substantially all of the WCI group’s United States operations;
(ii)	there is a reorganization, merger or other business combination of a subsidiary of the Company that owns all or substantially all of the WCI group’s United States operations with any other corporation, other than any such merger or other combination that would result in the voting securities of the subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the subsidiary or such surviving entity outstanding immediately after such transaction; or

(iiI)	there is a direct or indirect sale, lease, exchange or other transfer (in one transaction or a series of related transactions) by the WCI group of all, or substantially all, of its United States operations.

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Potential Payments Tables

The following tables estimate the payments we would be obligated to make to each of our NEOs as a result of the NEO’s termination (including, in certain cases, in connection with a change in control of the Company) or resignation, assuming such termination or resignation occurred on December 31, 2019. We have calculated the estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances.

For illustrative purposes only, the tables assume that: (a) a termination or resignation of employment occurred on December 31, 2019, as applicable; and (b) the price per share of the Common Shares is $90.79, the closing price on December 31, 2019 on the NYSE, the last trading day of the 2019 fiscal year.

In addition to the amounts reflected in the tables, on termination of employment, all vested deferred compensation and other retirement benefits payable to the employee under benefit plans in which he or she then participated would be paid to the NEO in accordance with the provisions of the respective plans. These plans include our voluntary 401(k) plan and our Nonqualified Deferred Compensation Plan.

RONALD J. MITTELSTAEDT, EXECUTIVE CHAIRMAN

											Termination		Termination
									Termination by		by Employee		in Connection
	Termination		Termination		Termination		Termination		Employee For		Without Good		with Change
	for Cause		Without Cause		on Disability		on Death		Good Reason		Reason		in Control
Base Salary	$—	(1)	$—		$—		$—		$—		$—	(1)	$—
Bonus	—	(2)	—		—		—		—		—	(2)	—
Severance Payment	—		1,913,724	(4)	1,913,724	(4)	1,745,000	(5)	1,913,724	(4)	—		1,913,724	(4)
Unvested Share Options, Restricted Share Units and Other Equity in Company	—	(3)	16,193,214	(6)	16,193,214	(6)	16,193,214	(6)	16,193,214	(6)	—	(3)	16,193,214	(7)
TOTAL	$—		$18,106,938		$18,106,938		$17,938,214		$18,106,938		$—		$18,106,938
(1)	Reflects the employee’s base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.
(2)	Employee will forfeit his bonus for the year in which such a termination occurs.
(3)	All of employee’s unvested share options, RSUs, PSUs and other equity awards will be forfeited upon such a termination.
(4)	Reflects an amount equal to (i) 2.99x of Mr. Mittelstaedt’s then-current base salary; (ii) Mr. Mittelstaedt’s target bonus for the year in which the termination occurs, which is 50% of his base salary at the time of termination; and (iii) the NEO Health Insurance Benefit.
(5)	Reflects an amount equal to (i) 2.99x of Mr. Mittelstaedt’s then-current base salary; and (ii) Mr. Mittelstaedt’s target bonus for the year in which the termination occurs, which is 50% of his base salary at the time of termination.
(6)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Mittelstaedt does not currently hold any share options.
(7)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Mittelstaedt’s employment by the Company without cause or by Mr. Mittelstaedt for good reason, in each case within two years of the change in control, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Mittelstaedt does not currently hold any share options.

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WORTHING F. JACKMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

											Termination		Termination
									Termination by		by Employee		in Connection
	Termination		Termination		Termination		Termination		Employee For		Without Good		with Change
	for Cause		Without Cause		on Disability		on Death		Good Reason		Reason		in Control
Base Salary	$—	(1)	$—		$—		$—		$—		$—	(1)	$—
Bonus	—	(2)	—		—		—		—		—	(2)	—
Severance	—		3,429,494	(4)	3,429,494	(4)	3,392,000	(5)	3,429,494	(4)	—		3,429,494	(4)
Payment
Unvested
Share Options,
Restricted
Share Units
and Other
Equity in
Company	—	(3)	4,375,987	(6)	4,375,987	(6)	4,375,987	(6)	4,375,987	(6)	—	(3)	4,375,987	(7)
TOTAL	$—		$7,805,481		$7,805,481		$7,767,987		$7,805,481		$—		$7,805,481
(1)	Reflects the employee’s base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.
(2)	Employee will forfeit his bonus for the year in which such a termination occurs.
(3)	All of employee’s unvested share options, RSUs, PSUs and other equity awards will be forfeited upon such a termination.
(4)	Reflects an amount equal to (i) 2.99x of Mr. Jackman’s then-current base salary; (ii) Mr. Jackman’s target bonus for the year in which the termination occurs, which is 125% of his base salary at the time of termination; and (iii) the NEO Health Insurance Benefit.
(5)	Reflects an amount equal to (i) 2.99x of Mr. Jackman’s then-current base salary; and (ii) Mr. Jackman’s target bonus for the year in which the termination occurs, which is 125% of his base salary at the time of termination.
(6)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Jackman does not currently hold any share options.
(7)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Jackman’s employment by the Company without cause or by Mr. Jackman for good reason, in each case within two years of the change in control, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Jackman does not currently hold any share options.

MARY ANNE WHITNEY, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

											Termination		Termination
									Termination by		by Employee		in Connection
	Termination		Termination		Termination		Termination		Employee For		Without Good		with Change
	for Cause		Without Cause		on Disability		on Death		Good Reason		Reason		in Control
Base Salary	$—	(1)	$—		$—		$—		$—		$—	(1)	$—
Bonus	—	(2)	—		—		—		—		—	(2)	—
Severance	—		768,034	(4)	753,034	(5)	748,000	(6)	768,034	(4)	—		768,034	(4)
Payment
Unvested
Share Options,
Restricted
Share Units
and Other
Equity in
Company	—	(3)	1,613,520	(6)	1,613,520	(6)	1,613,520	(6)	1,613,520	(6)	—	(3)	1,613,520	(8)
TOTAL	$—		$2,381,554		$2,366,544		$2,361,520		$2,381,554		$—		$2,381,554
(1)	Reflects the employee’s base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.
(2)	Employee will forfeit her bonus for the year in which such a termination occurs.
(3)	All of employee’s unvested share options, RSUs, PSUs and other equity awards will be forfeited upon such a termination.
(4)	Reflects an amount equal to (i) Ms. Whitney’s then-current base salary; (ii) Ms. Whitney’s target bonus for the year in which the termination occurs, which is 70% of her base salary at the time of termination; (iii) the NEO Health Insurance Benefit; and (iv) the Outplacement Benefit.
(5)	Reflects an amount equal to (i) Ms. Whitney’s then-current base salary; (ii) Ms. Whitney’s target bonus for the year in which the termination occurs, which is 70% of her base salary at the time of termination; and (iii) the NEO Health Insurance Benefit.

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(6)	Reflects an amount equal to (i) Ms. Whitney’s then-current base salary; and (ii) Ms. Whitney’s target bonus for the year in which the termination occurs, which is 70% of her base salary at the time of termination.
(7)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Ms. Whitney does not currently hold any share options.
(8)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Ms. Whitney’s employment by the Company without cause or by Ms. Whitney for good reason, in each case within two years of the change in control, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Ms. Whitney does not currently hold any share options.

DARRELL W. CHAMBLISS, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER

											Termination		Termination
									Termination by		by Employee		in Connection
	Termination		Termination		Termination		Termination		Employee For		Without Good		with Change
	for Cause		Without Cause		on Disability		on Death		Good Reason		Reason		in Control
Base Salary	$—	(1)	$—		$—		$—		$—		$—	(1)	$—
Bonus	—	(2)	—		—		—		—		—	(2)	—
Severance	—		2,057,658	(4)	2,057,658	(4)	2,027,040	(5)	2,057,658	(4)	—		2,057,658	(4)
Payment
Unvested
Share Options,
Restricted
Share Units
and Other
Equity in
Company	—	(3)	3,286,326	(6)	3,286,326	(6)	3,286,326	(6)	3,286,326	(6)	—	(3)	3,286,326	(7)
TOTAL	$—		$5,343,984		$5,343,984		$5,313,366		$5,343,984		$—		$5,343,984
(1)	Reflects the employee’s base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.
(2)	Employee will forfeit his bonus for the year in which such a termination occurs.
(3)	All of employee’s unvested share options, RSUs, PSUs and other equity awards will be forfeited upon such a termination.
(4)	Reflects an amount equal to (i) 2.99x of Mr. Chambliss’ then-current base salary; (ii) Mr. Chambliss’ target bonus for the year in which the termination occurs, which is 85% of his base salary at the time of termination; and (iii) the NEO Health Insurance Benefit.
(5)	Reflects an amount equal to (i) 2.99x of Mr. Chambliss’ then-current base salary; and (ii) Mr. Chambliss’ target bonus for the year in which the termination occurs, which is 85% of his base salary at the time of termination.
(6)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Chambliss does not currently hold any share options.
(7)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Chambliss’ employment by the Company without cause or by Mr. Chambliss for good reason, in each case within two years of the change in control, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Chambliss does not currently hold any share options.

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PATRICK J. SHEA, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

											Termination		Termination
									Termination by		by Employee		in Connection
	Termination		Termination		Termination		Termination		Employee For		Without Good		with Change
	for Cause		Without Cause		on Disability		on Death		Good Reason		Reason		in Control
Base Salary	$—	(1)	$—		$—		$—		$—		$—	(1)	$—
Bonus	—	(2)	—		—		—		—		—	(2)	—
Severance	—		1,690,614	(4)	1,690,614	(4)	1,653,120	(5)	1,690,614	(4)	—		1,690,614	(4)
Payment
Unvested
Share Options,
Restricted
Share Units
and Other
Equity in
Company	—	(3)	2,227,260	(6)	2,227,260	(6)	2,227,260	(6)	2,227,260	(6)	—	(3)	2,227,260	(7)
TOTAL	$—		$3,917,875		$3,917,875		$3,880,380		$3,917,875		$—		$3,917,875
(1)	Reflects the employee’s base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.
(2)	Employee will forfeit his bonus for the year in which such a termination occurs.
(3)	All of employee’s unvested share options, RSUs, PSUs and other equity awards will be forfeited upon such a termination.
(4)	Reflects an amount equal to (i) 2.99x of Mr. Shea’s then-current base salary; (ii) Mr. Shea’s target bonus for the year in which the termination occurs, which is 85% of his base salary at the time of termination; and (iii) the NEO Health Insurance Benefit.
(5)	Reflects an amount equal to (i) 2.99x of Mr. Shea’s then-current base salary; and (ii) Mr. Shea’s target bonus for the year in which the termination occurs, which is 85% of his base salary at the time of termination.
(6)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Shea does not currently hold any share options.
(7)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Shea’s employment by the Company without cause or by Mr. Shea for good reason, in each case within two years of the change in control, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Shea does not currently hold any share options.

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JAMES M. LITTLE, EXECUTIVE VICE PRESIDENT – ENGINEERING AND DISPOSAL

											Termination		Termination
									Termination by		by Employee		in Connection
	Termination		Termination		Termination		Termination		Employee For		Without Good		with Change
	for Cause		Without Cause		on Disability		on Death		Good Reason		Reason		in Control
Base Salary	$—	(1)	$—		$—		$—		$—		$—	(1)	$—
Bonus	—	(2)	—		—		—		—		—	(2)	—
Severance	—		1,670,934	(4)	1,670,934	(4)	1,633,440	(5)	1,670,934	(4)	—		1,670,934	(4)
Payment
Unvested
Share Options,
Restricted
Share Units
and Other
Equity in
Company	—	(3)	2,211,644	(6)	2,211,644	(6)	2,211,644	(6)	2,211,644	(6)	—	(3)	2,211,644	(7)
TOTAL	$—		$3,882,579		$3,882,579		$3,845,084		$3,882,579		$—		$3,882,579
(1)	Reflects the employee’s base salary to the date of termination, paid in a lump sum, which is assumed to have been paid in full.
(2)	Employee will forfeit his bonus for the year in which such a termination occurs.
(3)	All of employee’s unvested share options, RSUs, PSUs and other equity awards will be forfeited upon such a termination.
(4)	Reflects an amount equal to (i) 2.99x of Mr. Little’s then-current base salary; (ii) Mr. Little’s target bonus for the year in which the termination occurs, which is 85% of his base salary at the time of termination; and (iii) the NEO Health Insurance Benefit.
(5)	Reflects an amount equal to (i) 2.99x of Mr. Little’s then-current base salary; and (ii) Mr. Little’s target bonus for the year in which the termination occurs, which is 85% of his base salary at the time of termination.
(6)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Little does not currently hold any share options.
(7)	Reflects the immediate vesting of all of the employee’s outstanding but unvested share options, RSUs, PSUs and other equity awards as of the date of termination. Pursuant to the Separation Benefits Plan, in the event of a change in control followed by a termination of Mr. Little’s employment by the Company without cause or by Mr. Little for good reason, in each case within two years of the change in control, outstanding but unvested RSUs and PSUs shall automatically vest in full, and the shares subject to those vested RSUs and PSUs shall be issued. The exercisability of any such share options will be extended to the earlier of the expiration of the term of such share options or the third anniversary of the date of termination. No value for the extension was included since Mr. Little does not currently hold any share options.

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CErTAIN rELATIONShIPS AND rELATED TrANSACTIONS

2019 related Party Transactions

For 2019, there are no related party transactions among our executive officers and directors, other than those disclosed below.

Since August 2019, Michelle L. Little has been Executive Director – Engagement Solutions/HRIS of the Company. From January 2018 to that date, Michelle L. Little served as Vice President – Accounting of the Company. From December 2007 to January 2018, Mrs. Little served as Director of Accounting of the Company. Mrs. Little is the spouse of James Little, our Executive Vice President — Engineering and Disposal. The total salary and incentive compensation we paid to Mrs. Little in 2019 was $428,477, and her annual salary is $231,500. In addition, Mrs. Little had $139,365 of RSUs vest in 2019. In 2019, we granted Mrs. Little 976 RSUs and 976 PSUs on the same general terms and conditions as RSUs and PSUs granted to other employees at the same management level. In 2019, Mrs. Little also received $209,760 of previously deferred restricted share units under the Waste Connections, Inc. Nonqualified Deferred Compensation Plan.

Since June 2016, Namen Chambliss has held the position of Director of Network and Integrations for the Company. From January 2005 to that date, Mr. N. Chambliss held the position of Network Manager for the Company. Mr. N. Chambliss is the brother of Darrell Chambliss, our Executive Vice President and Chief Operating Officer. The total salary and incentive compensation we paid to Mr. N. Chambliss in 2019 was $166,813, and his annual salary is $133,250. In addition, Mr. N. Chambliss had $56,117 of RSUs vest in 2019. In 2019, we granted Mr. N. Chambliss 631 RSUs on the same general terms and conditions as RSUs granted to other employees at the same management level.

Indebtedness of Directors and Officers

As of the date of this Proxy Statement, no current or proposed director, NEO or other corporate officer of the Company, or any former director, NEO or other corporate officer of the Company, or any associate of any of the foregoing, is, or has been at any time during 2019, indebted to the Company or its subsidiaries, either in connection with the purchase of securities of the Company or otherwise.

Interest of Informed Persons and Others in Material Transactions

The management of the Company is not aware of any material interest, direct or indirect, of any informed person of the Company, any proposed director or any associate or affiliate of any informed person or proposed director in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries.

Review, Approval or Ratification of Transactions with Related Persons

The Nominating and Corporate governance Committee developed and the Board of Directors approved our Corporate Governance Guidelines and Board Charter and our Code of Conduct and Ethics, including a Code of Ethics for Senior Financial Officers, as required by Section 406 of the United States Sarbanes-Oxley Act of 2002 and the rules of the SEC and applicable Canadian securities laws. The Nominating and Corporate Governance Committee reviews the Corporate Governance guidelines and Board Charter and the Code of Conduct and Ethics on an annual basis, or more frequently if appropriate, and recommends to the Board of Directors changes as necessary.

In addressing conflicts of interest, the Code of Conduct and Ethics provides that no officer, director or employee may be subject to influences, interests or relationships that conflict with the best interests of the Company. It states that a conflict of interest exists when a person is in a position to influence a decision that may personally benefit that person or a person he or she is related to, legally or by blood or marriage as a result of the Company’s business dealings. The Code of Conduct and Ethics provides that each officer, director and employee must avoid any investment, interest or association that interferes or might interfere with that person’s independent exercise of judgment in the Company’s best interests, and that service to the Company should never be subordinated to personal gain or advantage.

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In an effort to help avoid these and other conflicts of interest, the Code of Conduct and Ethics sets forth certain rules the Company has adopted, including rules that prohibit: (a) officers, directors, and any employees who buy or sell goods or services or have responsibility connected to buying and selling for or on behalf of the Company, as well as the members of their respective families, from having certain economic interests in business concerns that transact business with the Company or are in competition with it; (b) officers, directors or employees from (directly or indirectly) giving or accepting certain gifts to or from any person soliciting or doing business with the Company; (c) officers of the Company from serving as a director of any other company that is organized for profit without the written approval of the Nominating and Corporate Governance Committee; and (d) officers, directors or employees from having any material interest in a business that deprives the Company of any business opportunity or is in any way detrimental to the Company.

Each officer and director must report all actual or potential conflicts of interest to the Nominating and Corporate Governance Committee. Directors must also comply with the conflict provisions relating to directors set forth in our Corporate Governance guidelines and Board Charter and prescribed by the Business Corporations Act (Ontario) (the “OBCA”). The Nominating and Corporate Governance Committee will resolve all conflicts of interest involving officers or directors. If a conflict involves a member of the Nominating and Corporate Governance Committee, that committee will resolve the conflict only if there are two disinterested directors remaining on that committee. Otherwise, the matter will be resolved by the entire Board of Directors. If a significant conflict exists involving a director that cannot be resolved and cannot be waived, the director must resign.

The Nominating and Corporate Governance Committee has the sole authority to waive provisions of our Code of Conduct and Ethics with respect to executive officers and directors in specific circumstances where it determines that such waiver is appropriate, subject to compliance with applicable laws and regulations. Any such waivers will be promptly disclosed to our shareholders to the extent required by applicable laws and regulations.

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PROPOSAL 2	ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY PROPOSAL”)

What am I voting on?

As required by Section 14A of the Exchange Act, we are requesting our shareholders to approve, on a non- binding, advisory basis, the compensation of our NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion set forth on pages 25 to 55 of this Proxy Statement. This non- binding advisory vote, commonly referred to as a “say-on- pay” vote, is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our NEOs described in this Proxy Statement.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that, among other objectives, reflects Company performance, job complexity and value of the position, while ensuring long-term retention, motivation and alignment with the long-term interests of our shareholders.

We believe the compensation program for our NEOs has been instrumental in helping Waste Connections achieve strong financial performance and total shareholder returns. As illustrated below, our TSR over a longer term five-year period ending December 31, 2019, has outperformed the S&P 500, the TSX 60, the DJ Waste Index and our Peer group Companies. In addition, 2019 was our 16th consecutive year of positive TSR.

As described in the section “Compensation Discussion and Analysis — Role of Independent Compensation Consultant; Comparison group Compensation Data”, a review by the Compensation Committee’s independent compensation consultant in February 2020 concluded that, in aggregate, the Company’s 2019 targeted TDC for the NEOs was aligned with the 25th percentiles of the Comparator group. It was also noted that the Company’s annualized TSR was above the 75th percentile for all measurement periods between three and ten years when compared to the Comparator group.

The following is a summary of some of the key points of our executive compensation program. We encourage you to carefully review the “Compensation Discussion and Analysis” beginning on page 25 of this Proxy Statement for additional details on our executive compensation, including the Company’s compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our NEOs in fiscal 2019.

■	We emphasize pay-for-performance. We believe a significant portion of our executive officers’ compensation should be variable and at risk and tied to our measurable performance. The Compensation Committee has designed our executive compensation program so that total compensation is earned largely based on attaining multiple, pre-established financial performance measures.
■	We believe that our compensation program is strongly aligned with the long-term interests of our shareholders. We believe that equity awards comprised of RSUs and PSUs serve to align the interests of our executive officers with those of our long-term shareholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program.
■	We believe that we provide competitive pay opportunities that are intended to reflect best practices. The Compensation Committee periodically reviews our executive compensation program with the intent to provide competitive pay opportunities, reflect best practices and further align pay with performance.
■	We include a performance-based threshold for our annual RSU grants. Our annual RSU awards contain an annual performance-based metric that the Company must meet before such awards granted to its executive officers may be earned, with such grants then subject to a multi-year vesting period.
■	We updated the performance-based metrics for our PSUs and increased their percentage of the total equity awards for our executives. Our PSUs contain three-year performance-based metrics for vesting hurdles to further enhance the existing link between executive compensation and Company performance. In 2017, the Company’s Compensation

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Committee revised the performance-based metrics for the PSUs, introduced a relative TSR modifier component, and increased the percentage of each executive and non-executive officer’s long-term performance-based equity compensation (relative to annual performance-based RSU awards) so that PSUs constituted at least 35% of normal annual equity compensation in 2018, an increase from 20% in previous years. We further enhanced the program in 2019 so that PSUs constitute 50% of total equity compensation.

■	We maintain share ownership guidelines. Our executive officers are expected to hold Common Shares with a value equal to a multiple of their base salaries, including five times base salary for our CEO.
■	We are committed to having strong governance standards with respect to our compensation program, procedures and practices. The Compensation Committee periodically retains an independent compensation consultant to provide it with advice and guidance on the Company’s executive compensation program design and to evaluate our executive compensation. The Compensation Committee oversees and periodically assesses the risks associated with our Company- wide compensation structure, policies and programs to determine whether such programs encourage excessive risk taking. We also have adopted share ownership guidelines for the members of the Board of Directors and executive officers and anti-hedging/pledging policies.

We are asking you to indicate your support for the compensation of our NEOs as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on a non-binding, advisory basis, “FOR” the following resolution at the Meeting:

“RESOLVED, that the compensation paid to Waste Connections, Inc.’s (the “Company”) NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth on pages 25 to 55 of the Management Information Circular and Proxy Statement of the Company dated April 3, 2020, is hereby approved.”

While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for NEOs.

The Say on Pay Proposal may be approved by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Say on Pay Proposal in order for it to be approved). you may either vote “FOR” or “AGAINST,” or you may “WITHHOLD” from voting on, the Say on Pay Proposal. If you “WITHHOLD” from voting on the Say on Pay Proposal, that will have the same effect as a vote “AGAINST” the Say on Pay Proposal because those shares are considered to be present and entitled to vote, but are not voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE SAY ON PAY PROPOSAL.

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AUDIT MATTERS

Audit Committee Report

The Audit Committee has prepared the following report for the Company’s shareholders.

The Audit Committee of the Company, whose chairman is Mr. Harlan and whose other members are Ms. Jordan and Messrs. Hughes and Razzouk, met four times during 2019. The Audit Committee of the Company is composed of independent, non- employee directors and operates under a written charter adopted by the Board of Directors.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for: (i) auditing the effectiveness of the Company’s internal control over financial reporting based on its audit; and (ii) performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the U.S. and issuing a report thereon. The Audit Committee’s responsibilities are to review the Company’s internal controls and the objectivity of its financial reporting, and to meet with appropriate financial personnel and the Company’s independent registered public accounting firm in connection with these reviews. The Audit Committee also reviews the professional services provided by the Company’s independent registered public accounting firm and reviews such other matters concerning the Company’s accounting principles and financial and operating policies, controls and practices, its public financial reporting policies and practices, and the results of its annual audit as the Audit Committee may find appropriate or as may be brought to the Audit Committee’s attention.

In this context, the Audit Committee has met and held discussions with the Company’s management and its independent registered public accounting firm, and meets periodically with both the Company’s internal auditors and its independent registered public accounting firm without management present. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the U.S., and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firms. The Audit Committee discussed with the independent registered public accounting firms the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301 (Communications with Audit Committees).

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firms required by applicable requirements of the PCAOB regarding the independent registered public accounting firms’ communication with the Audit Committee concerning independence. The Audit Committee discussed with each independent registered public accounting firm that firm’s independence and considered the compatibility of non-audit services with the auditors’ independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 13, 2020.

This report is submitted on behalf of the Audit Committee.

Michael W. Harlan, Chairman
Larry S. Hughes

Elise L. Jordan
William J. Razzouk

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PROPOSAL 3	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors requests that shareholders approve the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm until the close of the 2021 Annual Meeting of Shareholders of the Company. Grant Thornton LLP was appointed as the Company’s independent registered public accounting firm on March 24, 2017. We expect representatives of Grant Thornton LLP will be present at the Meeting, will be available to respond to appropriate questions at the Meeting and will have an opportunity to make a statement if they desire to do so.

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm may be approved by any one or more shareholders voting “FOR” the proposal (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of Grant Thornton LLP. You may either vote “FOR” or “WITHHOLD” your vote with respect to the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.

If you vote “FOR” the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD,” your vote will not be counted as a vote cast for purposes of appointing Grant Thornton LLP as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL THE CLOSE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The following table sets forth the fees billed for professional services rendered in 2019 and 2018 by Grant Thornton LLP.

GRANT THORNTON LLP

	2019	2018
Audit Fees	$2,244,027	$2,229,520
Audit-Related Fees	8,800	1,450
Tax Fees	—	—
All Other Fees	—	—
TOTAL	$2,252,827	$2,230,970

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Grant Thornton LLP

Audit Fees consist of fees associated with both the audit of our consolidated financial statements and the audit of our internal control over financial reporting for fiscal years 2019 and 2018, including review of the consolidated financial statements included in documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable, consents, assistance with review of documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable, and accounting consultations, as well as out-of-pocket expenses incurred in the performance of audit services. Audit Fees also include fees associated with audit related tax compliance, advice and planning, which principally related to completed and proposed acquisitions.

Audit-Related Fees consist of fees associated with verifying the Company’s organizational composition, as well as for other audit and assurance services provided in Canada.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chairman of the Audit Committee authority to approve permitted services, provided that the chairman reports all approvals to the Audit Committee at its next meeting. All of the fees described above under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” in each of the above tables were approved by the Audit Committee.

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PROPOSAL 4 APPROVAL OF THE WASTE CONNECTIONS, INC. 2020 EMPLOYEE SHARE PURCHASE PLAN

Our Board of Directors is requesting shareholder approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan (the “2020 ESPP”) at the Meeting. Under applicable U.S. law, the Company’s shareholders are required to approve the 2020 ESPP by way of ordinary resolution. The 2020 ESPP will become effective when and if approved by our shareholders. The 2020 ESPP is attached as Appendix C to this proxy statement and is incorporated herein by reference.

The purpose of the 2020 ESPP is to advance the interests of the Company and our shareholders by providing eligible employees of the Company and our designated subsidiaries the opportunity to use payroll deductions to purchase our Common Shares at a discounted price and thereby acquire an ownership interest in the Company. The 2020 ESPP is intended to qualify as an “employee savings or thrift plan” for purposes of the Canadian Tax Act (as defined herein) and as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors believes that the adoption of the 2020 ESPP will further align the interests of our employees with our shareholders by providing employees a convenient and practical means by which employees may participate in share ownership of the Company, further aligning employee and shareholder interests. The 2020 ESPP may also be a useful tool for attracting new employees. In addition, it may help the Company to retain and motivate existing employees, thus driving further shareholder benefits from the increased employee retention that could result from the adoption of the 2020 ESPP.

Summary of Material Features of the 2020 ESPP

The following is a summary of the material features of the 2020 ESPP. This summary is qualified in its entirety by reference to the full text of the 2020 ESPP. You are urged to read the text of the 2020 ESPP in its entirety.

Purpose

The purpose of the 2020 ESPP is to advance the interests of the Company and our shareholders by providing eligible employees of the Company and our designated subsidiaries with opportunities to acquire ownership interests in the Company by purchasing our Common Shares at a discounted price through payroll deductions.

The 2020 ESPP is intended to qualify, with respect to Canadian participants, as an “employee savings or thrift plan” for purposes of the ITA and, with respect to U.S. participants, as an “employee stock purchase plan” under Section 423 of the Code.

Effective Date

The 2020 ESPP is effective as of the date it is approved by the Company’s shareholders.

Administration

The 2020 ESPP is administered by the Compensation Committee, or in the absence of such Committee, the Board of Directors. The administrator has the authority to take all necessary or appropriate actions in connection with the administration of the 2020 ESPP. All decisions, determinations and interpretations by the administrator regarding the 2020 ESPP and any rules and regulations thereunder are final and binding on all participants, beneficiaries, and other persons holding or claiming rights under the 2020 ESPP.

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Share Pool

The maximum number of Common Shares which may be delivered to participants under the 2020 ESPP is equal to one million Common Shares (representing 0.38% of our issued and outstanding Common Shares as of December 31, 2019), subject to adjustment in accordance with the terms of the 2020 ESPP. Common Shares issued or delivered under the 2020 ESPP may be shares that are authorized and unissued or Common Shares that were reacquired by the Company, including Common Shares purchased in the open market on behalf of the applicable participant. Where our Common Shares are acquired on the open market, the Company will be responsible for funding the difference between the acquisition cost of such Common Shares and the option price payable from the participant’s contributions. In the event of certain changes to the Company’s capitalization, the administrator has the authority to equitably adjust the number and kind of Common Shares available for delivery under the 2020 ESPP, the maximum number of shares each participant may purchase during an offering period, and the number of shares and the exercise price applicable to outstanding options granted under the 2020 ESPP.

Eligibility and Participation

Employees of the Company and our designated subsidiaries who have previously completed 60 days or more of continuous service with the Company or our designated subsidiaries (other than employees whose customary employment is 20 hours or less per week) may generally elect to participate in the 2020 ESPP by submitting a participation form authorizing payroll deductions to the Company within the time period specified by the administrator and in accordance with the instructions in such form. If the 2020 ESPP is approved by the Company’s shareholders, the Company expects that approximately 18,100 employees as of December 31, 2019, will be eligible to participate in the 2020 ESPP.

Payroll Deductions

A participant may elect to have payroll deductions withheld from his or her eligible compensation on each payroll date during an offering period in amounts equal to or greater than one percent (1%) but not in excess of ten percent (10%) of eligible compensation, subject to the provisions of the 2020 ESPP. Participants may terminate their participation in the 2020 ESPP during an offering period, and may increase or decrease the amount of payroll deductions for a subsequent offering period, by filing an amended participation form with the Company within the time period specified by the administrator and in accordance with the instructions in such form. Payroll deductions may be made only in whole percentages. Payroll deductions will be withheld by the Company or a designated subsidiary net of any applicable withholding taxes or other source deductions and credited to a notional account established under the 2020 ESPP for the participant. The funds represented by such notional accounts will not be segregated and will be held as part of the Company’s or designated subsidiary’s general assets until they are used to purchase Common Shares in accordance with the 2020 ESPP. Aside from the contributions made by a participant through his or her payroll deductions, no separate cash contributions may be made by such participant to his or her notional account or to the 2020 ESPP. No interest or other compensation will accrue on any payroll deductions held under the 2020 ESPP and any amounts refunded to a participant will be refunded without interest or other compensation.

Restriction on Participation

No participant will be granted an option to purchase Common Shares under the 2020 ESPP if: (i) immediately after such grant, the participant (or any other person whose share ownership would be attributed to such participant pursuant to Section 424(d) of the Code) would own shares (including any shares that the participant may purchase under outstanding options under the 2020 ESPP or any other equity plan of the Company) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any of its subsidiaries; or (ii) the participant’s rights to purchase Common Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its subsidiaries would accrue at a rate which exceeds US$25,000 of the fair market value of such shares (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. The number of Common Shares that may be purchased by a participant during an offering period may not exceed the maximum number of shares that may be purchased without exceeding the US$25,000 limit described in this paragraph. Participants will not be permitted to assign any of their benefits under the 2020 ESPP.

Insider Participation Limits

During any six-month period the aggregate number of Common Shares that may be issued to insiders (as defined by the rules of the TSX) under the 2020 ESPP and any private placement will not exceed 10% of our issued and outstanding Common Shares (on a non-diluted basis) prior to the date of the first issuance of Common Shares under the 2020 ESPP and any private placement of Common Shares to insiders during such six-month period.

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Withdrawal and Termination of Employment

Participants may withdraw from participating in the 2020 ESPP at any time by submitting a withdrawal notice within the time period specified by the administrator. As soon as administratively practicable thereafter, all payroll deductions for the withdrawing participant will cease for the then-current offering period and any subsequent offering periods. Payroll deductions that have accumulated for the participant prior to withdrawal will be refunded (without interest). A withdrawing employee may participate in a subsequent offering period if the employee continues to meet the eligibility requirements and submits a valid participation form to the Company within the time period specified by the administrator and in accordance with the instructions in such form. Generally, in the event of a participant’s termination of employment for or without cause, all payroll deductions and rights to purchase Common Shares granted to the participant will immediately cease, and the amount of any accumulated payroll deductions will be refunded (without interest) to the participant.

Offering Periods

Unless the administrator determines otherwise before the beginning of the applicable offering period, offering periods will have a duration of six months, provided that offering periods will not exceed 12 months.

Grant and Exercise of Option

Subject to the restrictions in the 2020 ESPP, participants will be granted an option to purchase Common Shares on the first business day of each offering period, with such option to be automatically exercised on the last business day of such offering period to purchase a whole number of our Common Shares determined by dividing the accumulated payroll deductions in the participant’s notional account on such exercise date by the applicable exercise price. The exercise price is equal to 95% of the closing price of one Common Share on the last day of the offering period; provided, however, that such exercise price will not be less than 85% of the volume weighted average price of one Common Share as reflected on the TSX over the final five trading days of the offering period. Common Shares purchased during an offering period will be delivered to the participant as soon as administratively practicable after the end of the offering period and any Common Shares will be immediately vested in and become the property of such participant. No fractional Common Shares will be purchased. Any accumulated payroll deductions not used to purchase shares will generally be refunded (without interest) to the participant following the offering period, except that, at the discretion of the administrator, an amount representing a fractional Common Share may be rolled over into a future offering period.

No Shareholder Rights

A participant will not have any rights of a shareholder of the Company (such as the right to receive dividends or other distributions paid with respect to Common Shares) until Common Shares have been deposited or delivered to the participant under the 2020 ESPP.

Corporate Transactions

In the event of a proposed liquidation or dissolution of the Company, the administrator has the authority to decide whether to (i) shorten the offering period then in effect, with any outstanding options to be exercised at the end of such shortened period, or (ii) terminate the offering period then in effect, with any outstanding options being cancelled and any payroll deductions accumulated for such period to be refunded (with interest) to participants as soon as administratively practicable. In the event of a proposed sale of all or substantially all of the Company’s assets, or a merger or consolidation of the Company (except for (x) a transaction the primary purpose of which is to change the Company’s jurisdiction of incorporation, or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the shareholders of the Company in substantially the same proportion as their ownership of shares in the Company immediately before such transaction), the administrator will, in its sole discretion, provide for outstanding options to be assumed or substituted by the successor entity (or its parent or subsidiary) or to take one of the courses of action described in sub-clauses (i) and (ii) in the preceding sentence.

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Amendment or Termination

The 2020 ESPP may be amended or terminated at any time by the Board of Directors or the Compensation Committee. However, no amendment may materially and adversely affect a participant’s rights under the 2020 ESPP without his or her consent. Upon termination of the 2020 ESPP by the Board of Directors, any accumulated payroll deductions will be refunded (without interest) to participants as soon as administratively practicable thereafter. No amendment or modification of the 2020 ESPP will be effective without the approval of the Company’s shareholders, where (i) such approval is required by Section 423 of the Code, or (ii) such amendment or modification (1) increases the limits imposed in the 2020 ESPP on the maximum number of our Common Shares which may be delivered under the 2020 ESPP, (2) removes or exceeds the limitations set out above under the heading “Insider Participation Limits”, (3) lowers the purchase price payable for our Common Shares under the 2020 ESPP, (4) extends eligibility to participate in the 2020 ESPP to persons that are not eligible employees, or (5) amends the amendment and termination provisions set out in the 2020 ESPP.

Canadian Federal Income Tax Considerations

The following discussion is for general information only and is intended to summarize briefly the material Canadian federal income tax considerations arising from participation in the 2020 ESPP to participants who are Canadian residents or who participate in the 2020 ESPP in respect of employment provided in Canada (referred to in this section only as “Canadian Participants”). This summary applies only to Canadian Participants who do not deal at arm’s length and are not affiliated, within the meaning of the Income Tax Act (Canada) and regulations thereto (collectively, the “Canadian Tax Act”), with the Company or any designated subsidiary. This description is based on the current provisions of the Canadian Tax Act, which is subject to change (possibly retroactively). The tax treatment of Canadian Participants in the 2020 ESPP may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential provincial, municipal, U.S. or other foreign tax consequences in this section, and such tax treatment may not correspond to the summary below. All Participants are encouraged to consult with their legal, tax and financial advisors concerning the specific tax and other consequences of participating in the 2020 ESPP, including whether this summary is applicable.

For Canadian income tax purposes, each amount relating to the benefit realized pursuant to the acquisition of Shares, including the amount of any benefit, dividends, adjusted cost base and proceeds of disposition, must be expressed in Canadian dollars. Any amount denominated in U.S. dollars must be converted into Canadian dollars, generally at the exchange rate quoted by the Bank of Canada on the date the amount first arose. As a result, a Canadian Participant may realize income, gains or losses by virtue of changes in foreign currency exchange rates.

The 2020 ESPP is intended to constitute an “employee savings or thrift plan” for the purposes of the Canadian Tax Act and the Canada Revenue Agency’s administrative position. The 2020 ESPP is not a tax-advantaged plan for Canadian tax purposes.

All payroll deductions made by a Canadian Participant into 2020 ESPP will be made on an after-tax basis (i.e., after the deduction of any applicable withholding taxes and other source deductions), such that the amount of any such payroll deduction will be included in the income of the Canadian Participant and subject to tax on the same basis as if the deduction had not occurred. Upon the acquisition of a Common Share under the 2020 ESPP, a Canadian Participant will recognize a taxable benefit equal to the fair market value of the Common Share acquired less the purchase price paid for the Common Share (i.e., on the discount). The Company or designated subsidiary, as applicable, will make source withholdings from ordinary compensation payable to the Canadian Participant to cover the withholdings that would have been required had the taxable benefit so realized been paid to the Canadian Participant as a cash bonus.

A Canadian Participant should have Canadian tax basis in the Common Shares acquired under the 2020 ESPP equal to the fair market value of the Common Shares at the time of the acquisition, subject to the cost-averaging rules in the Canadian Tax Act. A Canadian Participant will be subject to Canadian taxation on any distributions received with respect to Common Shares in the same manner as any other shareholder of the Company. Provided that the Canadian Participant holds the Common Shares as capital property, for purposes of the Canadian Tax Act, any subsequent disposition of the Common Shares (other than as a result of a redemption or repurchase of such Common Shares by the Company), including on a deemed disposition on death, will give rise to a capital gain (or capital loss) equal to the amount by which the actual or deemed proceeds of disposition exceed (or are exceeded by) the Canadian Participant’s adjusted cost base of the Common Shares and any reasonable costs of disposition.

In the event that the Common Shares acquired by a Canadian Participant under the Plan are issued from the Company’s treasury (as opposed to being acquired on the open market), neither the Company nor any designated subsidiary will be entitled to a Canadian tax deduction in respect of the amount deemed to be realized by the Canadian Participant as a taxable benefit.

The foregoing brief summary of the effect of Canadian federal income taxation upon the Canadian Participants with respect to the purchase of Common Shares under the 2020 ESPP does not purport to be complete, and reference should be made to the applicable provisions of the Canadian Tax Act.

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U.S. Federal Income Tax Consequences

The following generally summarizes certain key U.S. federal income tax consequences that will arise with respect to participation in the 2020 ESPP and with respect to the sale of Common Shares acquired under the 2020 ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal income tax consequences. Participants may also be subject to U.S. state, U.S. local or non-U.S. tax as a result of participating in the 2020 ESPP.

Tax Consequences to Participants subject to U.S. Tax Laws. Participants do not incur any U.S. federal income tax consequences upon enrolling in the 2020 ESPP. Amounts withheld via payroll deduction for purposes of purchasing Common Shares under the 2020 ESPP are included in the participant’s income in accordance with the Company’s regular income and payroll tax withholding and reporting procedures. Because participants use after-tax dollars to purchase shares at the end of the offering period, there is no income tax at the time the participant purchases Common Shares. As a general matter, additional tax (whether ordinary income tax or capital gains tax) is not realized until the participant sells the Common Shares acquired under the 2020 ESPP.

A participant may have both ordinary income and capital gain income or both ordinary income and a capital loss upon the sale of our Common Shares that were acquired under the 2020 ESPP. The amount of each type of income and loss will depend on when the participant sells the Common Shares and the price at which the participant sells the Common Shares.

If the participant sells a Common Share acquired under the 2020 ESPP (i) more than two years after the first business day of the offering period during which the Common Share was purchased and (ii) more than one year after the date that the participant purchased the Common Share, then the participant will have ordinary income equal to the lesser of: (1) the excess of the fair market value of the Common Shares at the time of such sale over the exercise price or (2) the excess of the fair market value of the Common Shares on the first business day of such offering period over the exercise price. Any profits in excess of amounts classified as ordinary income will be taxed as long-term capital gain income. If the participant sells the Common Share at a loss (i.e., if sales proceeds are less than the exercise price) after satisfying these waiting periods, there is no ordinary income and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.

If the participant sells the Common Share prior to satisfying the waiting periods described above, the participant will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have ordinary income equal to the value of the Common Share on the day the participant exercised his or her option to purchase the Common Share under the 2020 ESPP less the exercise price. If the participant’s sale proceeds exceed the ordinary income, then the excess proceeds will be a capital gain. If the participant’s sale proceeds are less than the ordinary income, then the participant will have a capital loss equal to the value of the Common Share on the date of exercise less the sales proceeds. This capital gain or loss will be long-term if the participant has held the Common Shares for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company in connection with the grant or exercise of options under the 2020 ESPP, except that the Company will be entitled to a deduction when a participant has ordinary income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

New Plan Benefits

The amount or value of the Common Shares to be purchased by any given employee or group of employees under the 2020 ESPP is not determinable because it depends on the elections of each employee who chooses to participate in the 2020 ESPP. Therefore, it is not possible to determine in advance the benefits that participants will receive under the 2020 ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE WASTE CONNECTIONS, INC. 2020 EMPLOYEE SHARE PURCHASE PLAN.

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OTHER INFORMATION

Directors’ and Officers’ Indemnity Insurance

For the period from January 1, 2019 to December 31, 2019, the Company had insurance policies for its directors and officers and the directors and officers of the Company’s subsidiaries. The aggregate limit of liability applicable to those insured directors and officers under the policies is $135 million, inclusive of costs to defend claims. Under the policies, the Company will have a $105 million limit of liability in reimbursement coverage to the extent that it has indemnified the directors and officers in excess of the retention of $2 million for each loss. The insured directors and officers also have a $30 million limit of liability designated to claims in which no indemnification is provided by the Company. The policies include coverage for claims under securities laws and insurance against any legal obligations to pay on account of any such claims.

For the period from January 1, 2019 to December 31, 2019, the total premiums paid on all of the policies described in the foregoing paragraph totaled $604,110. Because the policies are subject to aggregate limits of liability, the amount of coverage may be diminished or exhausted by any claims made thereon. Also, continuity of coverage is contingent upon the availability of renewal insurance, or of replacement insurance without a retroactive date so as not to limit coverage for prior wrongful acts.

There were no claims made under the foregoing policies during 2019. Furthermore, in fiscal 2019, no indemnity payments were paid or payable under the foregoing policies to directors or officers of the Company.

Shareholder Proposals for 2021 Annual Meeting of Shareholders of the Company

The Company is subject both to the rules of the SEC under the Exchange Act and the provisions of the OBCA with respect to shareholder proposals. As indicated under the OBCA and in the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the Management Information Circular and Proxy Statement as compliance with applicable law is a prerequisite for inclusion.

A shareholder proposal submitted pursuant to the rules of the SEC under the Exchange Act for inclusion in the Management Information Circular and Proxy Statement distributed to shareholders prior to the 2021 Annual Meeting of Shareholders of the Company (other than in respect of the nomination of directors) must be received by the Company no later than December 4, 2020, and must comply with the requirements of Rule 14a-8 of the Exchange Act.

The OBCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals (including proposals in respect of director nominations) to the Company, which proposals may be included in the Company’s proxy materials. To be considered for inclusion in the proxy materials for the 2021 Annual Meeting of Shareholders of the Company, any such shareholder proposal under the OBCA must be received by the Company by March 15, 2021, being at least 60 days before the anniversary date of the Meeting.

Written requests for inclusion of a shareholder proposal pursuant to the rules of the SEC under the Exchange Act or pursuant to the OBCA should be addressed to the address set forth on the first page of this Proxy Statement. The proposal should be sent to the attention of our Executive Vice President, General Counsel and Secretary.

Shareholder proposals regarding the nomination of candidates for election as directors must also comply with the advance notice provisions of the Company’s By-law No. 1. See “Our Director Nomination Process” above for a discussion of the procedure regarding shareholder nominations of persons for election to the Board of Directors.

Shareholders wishing to put forward a proposal or to nominate a director for election should carefully review the relevant provisions of the Exchange Act, the OBCA and the Company’s By-law No. 1. The chairman of the meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

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Availability of Documents; Annual Report to Shareholders on Form 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC and the securities commissions or similar regulatory authorities in Canada, and the exhibits filed with it, are available on the Company’s web site at http://wasteconnections.investorroom.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Financial information relating to the Company is included in the Company’s Audited Consolidated Financial Statements for the fiscal year ended December 31, 2019, and the Management’s Discussion and Analysis related thereto and contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Upon written request by any shareholder to the Company’s Secretary at the Company’s address listed on the first page of this Proxy Statement, a copy of our 2019 Form 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to our 2019 Form 10-K will be furnished for a fee which will not exceed our reasonable expenses in furnishing the exhibits. Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Other Business

The Board of Directors does not presently have knowledge of any other matters that will be presented for consideration at the Meeting. It is important that the proxies are submitted promptly and that your Common Shares are represented. You are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or submit your proxy pursuant to instructions you receive from your bank or broker, by using the Internet or your telephone.

Approval

The Board of Directors of the Company has approved the contents of this Proxy Statement and its sending to the shareholders.

By Order of the Board of Directors,

Patrick J. Shea

Executive Vice President, General Counsel and Secretary

April 3, 2020

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APPENDIX A CORPORATE GOVERNANCE GUIDELINES AND BOARD CHARTER

February 11, 2020

The Board of Directors (the “Board”) of Waste Connections, Inc., an Ontario corporation (the “Company”), acting on the recommendation of the Nominating and Corporate Governance Committee, has adopted these Corporate Governance Guidelines and Board Charter to promote the effective functioning of the Board and its committees (the “Committees”), to promote the interests of the Company as a whole and to ensure a common set of expectations concerning how the Board, its Committees and management should perform their respective functions.

In this Corporate Governance Guidelines and Board Charter, “applicable securities laws” refer to: (a) the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and any rules or regulations thereunder; (b) any applicable state securities laws; (c) the Securities Act (Ontario) and the equivalent thereof in each province and territory of Canada in which the Company is a “reporting issuer” or the equivalent thereof, together with the regulations, rules and blanket orders of the securities commission or similar regulatory authority in each of such jurisdictions; and (d) the rules of the New York Stock Exchange and the Toronto Stock Exchange, to the extent that any securities of the Company are listed on such exchange.

1.	Role of the Board and Management. The Company’s business is conducted by its employees, managers and officers, under the direction of the Chief Executive Officer and the oversight of the Board, to enhance the long-term value of the Company for its shareholders. The Board is elected by the shareholders to oversee management and to act in the best interests of the Company as a whole. Both the Board and management recognize that the long- term interests of the Company and shareholders are advanced by responsibly addressing the concerns of other stakeholders and interested parties, including employees, recruits, customers, suppliers, communities in which the Company operates, government officials and the public at large.
2.	Functions of the Board. The Board has four regularly scheduled meetings each year, at which it reviews and discusses reports by management on the Company’s performance, business and prospects, as well as immediate issues facing the Company, and reviews and approves, as applicable, the annual and interim financial statements of the Company.
3.	Selection of Chairman of the Board and Chief Executive Officer. The Board shall select its Chairman and the Company’s Chief Executive Officer in any way it considers to be in the best interests of the Company. When the Chairman is an affiliated director or otherwise not independent under applicable securities laws, a member of the Company’s management, or when the independent directors determine that it is in the best interests of the Company, the independent directors, will appoint from among themselves a Lead Independent Director. The Lead Independent Director will: (a) preside at all meetings of the Board at which the Chairman is not present, (b) preside over each meeting of non-employee directors, (c) have the authority to call meetings of non- employee directors, (d) help facilitate communication between the Chairman and the non-employee directors, (e) advise with respect to the Board’s agenda, (f) ensure that the Board is able to function independently of management; (g) serve as the leader of the Board on matters of corporate governance; and (h) if requested by major shareholders, ensure his or her availability for direct communication. If the Chairman is an independent director, then the duties for the Lead Independent Director described above shall be part of the duties of the Chairman.

4.	Board Committees. The Board has established the following standing Committees to assist it in discharging its responsibilities: (a) Audit; (b) Compensation; (c) Nominating and Corporate Governance; and (d) Executive. The current charters of the Audit, Compensation and Nominating and Corporate Governance Committees are published on the Company’s website and will be provided to shareholders on written request. Members of each of these Committees (including the Committee Chairs) are appointed by the Board and may be removed by the Board in its discretion.The Committee Chairs report the highlights of their meetings to the Board following each meeting of their respective Committees.The Committees may hold meetings in conjunction with the Board.

Each of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee will be independent under applicable securities laws. The Company will afford access to the Company’s employees, professional advisers and other resources, if needed, to enable Committee members to carry out their responsibilities.

The Board may, from time to time, establish additional committees.

5.	Selection of Directors. The Board’s Nominating and Corporate Governance Committee shall be responsible for identifying qualified individuals to become Board members and selecting or recommending to the Board director nominees for each meeting of the shareholders at which one or more directors will be elected and for vacancies the Board chooses to fill.
6.	Qualifications of Directors. Directors must have the highest personal and professional ethics, integrity and values. They must be committed to representing the best interests of the Company. They must have an objective perspective, practical wisdom, mature judgment and expertise, skills and knowledge useful to the oversight of the Company’s business. The Company’s goal is a Board that represents diverse experiences at policy-making levels in business and other areas relevant to the Company’s activities, while encouraging a diversity of backgrounds, including with respect to gender, consistent with the Company’s Policy Regarding Diversity on the Board of Directors and in Senior Management Positions.

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Directors should be committed to serving on the Board for an extended period. Directors should offer their resignation if there is any significant, detrimental change in their personal or professional circumstances, including a change in their principal job responsibilities.

Each director should be sufficiently familiar with the business of the Company to ensure active participation in the deliberations of the Board and each Committee on which the director serves. On request, management will make appropriate personnel available to answer any questions a director may have about any aspect of the Company’s business. All directors shall be free to contact the Chief Executive Officer at any time to discuss any aspect of the Company’s business, and shall have complete access to other employees of the Company.

The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that these boards and activities may present demands on a director’s time and availability. Therefore, directors who also serve as chief executive officers or in equivalent positions at any company should not serve on more than two Boards of public companies in addition to the Company’s Board, and other directors should not serve on more than four other Boards of public companies in addition to the Company’s Board.

The Company does not believe that arbitrary term limits on director’s service are appropriate, nor does it believe that directors should expect to be re-nominated at the end of each term until they retire. The Board’s self-evaluation process described below is an important factor in determining a Board member’s tenure.

No director who is over the age of 75 at the expiration of his or her current term may be nominated to a new term. Notwithstanding the foregoing, as part of the Nominating and Corporate Governance Committee’s regular evaluation of the Company’s directors and the overall needs of the Board, the Nominating and Corporate Governance Committee may determine that it would be in the best interests of the Company to ask a director to remain on the Board for an additional period of time beyond age 75, or to stand for re-election even if such director is over the age of 75. Such determination must be renewed annually.

7.	Independence Standards. A majority of the Board must be independent, within the meaning of: (a) Section 1.4 of National Instrument 52-110 of the Canadian Securities Administrators; and (b) Section 303A.02 of the Listed Company Manual of the New York Stock Exchange, in each case as such rules may be amended or replaced. For a director to be considered independent, the Board must determine that the director has no material relationship with the Company, provided that the direct or indirect ownership of any amount of the Company’s shares will not be deemed to constitute a material relationship.

The Board will review all relationships to assess whether any of them is a material relationship so as to impair that director’s independence. The Board will review annually whether its members satisfy applicable independence tests before any member stands for re-election to the Board.

The Company will not make any personal loans or extend credit to any director or officer, other than those expressly permitted under applicable laws. All such arrangements must be approved in advance and administered by the Compensation Committee. No independent director or his or her immediate family member may provide personal services to the Company for compensation, other than as permitted under applicable securities laws.

8.	Independence of Committee Members. In addition to the general requirements for independent Board members described above, members of the Audit Committee must also satisfy the additional independence requirements of: (a) National Instrument 52-110 of the Canadian Securities Administrators; (b) the rules of the New York Stock Exchange; and (c) Rule 10A-3 of the Securities Exchange Act of 1934, as amended, which, among other things, prohibit a member of the Audit Committee (other than in his capacity as a member of the Audit Committee, the Board or any other committee of the Board) from receiving any compensatory fees from or being an affiliated person of the Company or any of its subsidiaries. The Board will also apply this additional requirement, as well as any additional requirements mandated by applicable securities laws, to members of the Compensation and Nominating and Corporate Governance Committees. Additionally, members of the Compensation Committee must qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.
9.	Competitive Interlocks. In accordance with United States federal antitrust laws, no director may serve on the Board of any company that competes with the Company, if either company derives a statutorily specified amount of revenues from providing services that both companies offer in markets in which both companies are active. To facilitate compliance with these laws, all directors must (a) inform the Company of all companies that they serve as directors, (b) inform the Company before joining any other board and obtain the approval of the Nominating and Corporate Governance Committee before joining any other for-profit board and (c) carefully monitor the activities of companies in which they participate to anticipate interlocks.
10.	Size of the Board. Subject to the articles of the Company, the Board determines the number of directors. The Board believes that, given the size of the Company, eight is an appropriate number of directors.
11.	Director Responsibilities. Directors must perform the roles and functions described in these guidelines and the charters of all Committees on which they serve. They must devote sufficient time and resources to carry out their duties and responsibilities effectively. They must make every effort to attend each meeting of the Board and all Committees on which they serve, and they must review all materials distributed to them in advance of each such meeting. In discharging responsibilities as a director, a director is entitled to rely in good faith on reports or other information provided by the Company’s management, independent auditors, and other persons as to matters the director reasonably believes to be within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. Attendance by telephone, electronic or other

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communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously may be used to facilitate a director’s attendance. Directors must comply with all applicable laws, including the applicable securities laws and, with respect to their activities relating to the Company, the Business Corporations Act (Ontario) (the “OBCA”).

12.	Meetings of Non-Employee Directors; Presiding Director. At each regularly scheduled meeting of the Board, the non-employee directors shall also meet separately, without management present. The Lead Independent Director will preside at such meetings. The non-employee directors may also meet without management present at other times as determined by the Lead Independent Director. The non-employee directors include all directors who are not management employees of the Company or any of its subsidiaries, whether or not they are “independent,” as defined in these Guidelines. If the Chairman is an independent director, then the duties for the Lead Independent Director described above shall be part of the duties of the Chairman.
13.	Agendas. The agenda for each Board meeting shall be established by the Chairman in collaboration with the Chief Executive Officer, taking into account input and suggestions from other members of the Board and senior management. The agenda for each Committee shall be established by the Chair of each Committee, in consultation with appropriate members of the Committee, advisors and senior management.

Unless a Committee expressly determines otherwise, the agenda, materials and minutes for each Committee meeting shall be available to all directors, and all directors shall be free to attend any Committee meeting. All directors, whether or not members of the Committee, shall be free to make suggestions to a Committee Chair for additions to the agenda of the Chair’s Committee or to request that an item from a Committee agenda be considered by the Board.

14.	Ethics and Conflicts of Interest. The Board expects the Company’s directors, officers and employees to act ethically at all times and to adhere to the Company’s Code of Conduct and Ethics. The Nominating and Corporate Governance Committee will resolve all conflicts of interest involving any officer or director; however, if a conflict involves a member of the Nominating and Corporate Governance Committee, and there are not at least two other members of that Committee who are not involved in the conflict, then the Board will resolve that conflict. Directors must promptly disclose actual or potential conflicts of interest to the Nominating and Corporate Governance Committee and to the Board as required by the OBCA. Such disclosure must be made prior to any Board meeting at which transactions or issues relating to the actual or potential conflict will be addressed. If a significant conflict exists that cannot be resolved, the director must resign. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests, or otherwise as required by the OBCA.
15.	Compensation of Board. The Compensation Committee is responsible for recommending to the Board the compensation and benefits for non-employee directors. The Committee will be guided by three principles: (a) the compensation should fairly pay non-employee directors for the work required in light of the Company’s size and scope; (b) compensation should align the directors’ interests with the long-term best interests of the Company; and (c) the structure of the compensation should be simple, transparent and easy for shareholders to understand. At the end of each year, the Compensation Committee will review non-employee director compensation and benefits.

16.	Share Ownership Guidelines. The Compensation Committee is responsible for recommending to the Board share ownership guidelines for non-employee directors, named executive officers and other corporate officers of the Company to further align management and shareholder interests and discourage inappropriate or excessive risk-taking.
17.	Clawback Policy. The Compensation Committee is responsible for the adoption and oversight of the Company’s Compensation Recoupment Policy relating to the forfeiture or repayment of incentive compensation paid to a named executive officer or other corporate officer in the event of an accounting restatement. The Compensation Committee will continue to monitor the appropriateness of this policy in light of changes in applicable securities laws.
18.	Anti-Hedging/Pledging Policy. The Board is responsible for oversight of the Company’s policy prohibiting executive officers and directors from engaging in transactions designed to hedge against the economic risks associated with an investment in common shares or pledging common shares as collateral.
19.	Self-Evaluation. The Board and each Committee will perform an annual self-evaluation. Annually, the directors will be asked to provide their assessments of the effectiveness of the Board and the Committees on which they serve. Such assessments will address, at a minimum, the effectiveness and adequacy of meetings of the Board and its Committees, the adequacy and timeliness of information provided to the Board by the Company’s management, the diversity of experience of individual directors and the contributions of each director.
20.	Succession Plan. The Board will approve and maintain a succession plan for the Chief Executive Officer and other senior management, based on recommendations from the Compensation Committee. Such plan will include policies and principles for selecting and evaluating a new Chief Executive Officer in the event of an emergency or retirement of the Chief Executive Officer.
21.	Access to Independent Advisors. The Board and its Committees have the authority at any time to retain independent outside financial, legal or other advisors.
22.	Director Orientation and Education. The General Counsel and the Chief Financial Officer will provide an orientation for new directors, and periodically provide materials or briefing sessions for all directors on subjects relevant to their discharge of their duties. Each new director, within six months of election to the Board, will spend a day at the Company’s corporate headquarters for a personal briefing by senior management about the director’s legal and ethical responsibilities; the Company’s strategic plans, principal operating risks and financial statements; the material factors that affect the Company’s performance; the operation, significance and effects of incentive compensation programs and related party transactions; and other key policies and practices.
23.	Majority Voting Policy. Each director of the Company must be elected by a majority of the votes cast with respect to his or her election, other than at a meeting of shareholders at which the number of directors nominated for election is greater than the number of seats available on the Board (a “Contested Election”).

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The forms of proxy circulated in connection with a meeting of the Company’s shareholders that is not a Contested Election shall provide the Company’s shareholders with the ability to vote in favour of, or to withhold from voting for, each director nominee. In the event one or more incumbent directors fails to receive the affirmative vote of a majority of the votes cast with respect to his or her election at a meeting of shareholders that is not a Contested Election (each, a “Subject Director”), the Subject Director must immediately tender his or her resignation to the Board. A “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast with respect to that director’s election shall include votes to withhold authority, but shall exclude abstentions, broker non-votes, and failures to vote with respect to that director’s election. In a Contested Election, a plurality vote standard will apply.

Following the receipt of a resignation from a Subject Director, either (i) the Nominating and Corporate Governance Committee of the Board or (ii) if one or more of the members of the Nominating and Corporate Governance Committee is a Subject Director or the Board determines that any decision to be made with respect to a Subject Director should be made by a committee of the Board other than the Nominating and Corporate Governance Committee, a committee consisting solely of Independent Directors (as defined below) who are not Subject Directors (the committee described in clause (i) or (ii) of this sentence, the “Committee”), will make a determination as to whether to recommend that the Board accept or reject any resignation of a Subject Director. The Committee would be expected to recommend that the Board accept the resignation of a Subject Director absent exceptional circumstances. As used herein, the term “Independent Director” means a director who complies with the “independent director” requirements set forth in Section 7.

The Board will make a determination, having considered the recommendation of the Committee, as to whether to accept or reject any resignation of a Subject Director within ninety (90) days from the date of the relevant shareholders’ meeting and shall notify the Subject Director of its decision. A Subject Director will not participate in any meeting of the Board, the Committee or any other committee of the Board at which the Subject Director’s resignation is considered.

The Board shall accept the resignation of a Subject Director absent exceptional circumstances and the resignation shall be effective when accepted by the Board. The Company shall promptly issue a news release with the Board’s decision, a copy of which must be provided to any exchange on which the Company’s securities are listed and filed with the Canadian securities commission or similar regulatory authority in each province and territory of Canada in which the Company is a “reporting issuer” or the equivalent thereof and the United States Securities and Exchange Commission. If the Board determines not to accept the resignation of a Subject Director, the news release must fully state the reasons for the Board’s decision.

In considering the resignation of a Subject Director, the Board may consider all factors it considers relevant, including (i) the reasons that it believes are the reasons a majority of the votes cast at the meeting were voted “against” the Subject Director’s election, (ii) whether the underlying cause or causes of the “against” votes are curable, (iii) the factors, if any, set forth in these Corporate Governance Guidelines and Board Charter or other policies that are to be considered by the Nominating and Corporate Governance Committee in evaluating potential candidates for the Board as such criteria relate to each Subject Director, (iv) the length of service of each Subject Director, (v) each Subject Director’s contributions to the Company, (vi)   whether acceptance of any resignation would lead to a “change of control” of the Company as determined pursuant to any Company financing or other material agreement, (vii)   whether acceptance of any resignation would lead to a default under any material agreement to which the Company or any of its subsidiaries is a party or otherwise bound, or to the Company’s failure to comply with any applicable rule or regulation (including applicable securities laws), and (viii)   whether acceptance of the resignation would cause the Company not to be in compliance with the requirements of the OBCA concerning the Company having a minimum number of directors who are Canadian residents.

In the event that any Subject Director does not tender his or her resignation in accordance with this Policy, he or she will not be re-nominated by the Board or the Company for re-election.

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APPENDIX B SUMMARY OF THE 2016 INCENTIVE AWARD PLAN

The 2016 Incentive Award Plan (the “Plan”) was adopted by the Board of Directors (the “Board”) of Waste Connections, Inc. (the “Company”) on June 1, 2016. The Plan became effective on the date of its adoption by the Board. Certain house-keeping amendments were made to the Plan effective July 24, 2017. The Plan was further amended and restated effective July 24, 2018. The purpose of the Plan is to provide a means for the Company and any subsidiary, through the grant of awards authorized under the Plan, to attract and retain persons of ability as employees, directors and consultants and to motivate such persons to exert their best efforts on behalf of the Company and any subsidiary.

The Plan authorizes discretionary grants of share options, warrants, restricted shares, restricted share units, deferred share units, performance awards, dividend equivalents, and share payments to selected employees (including officers) and consultants of the Company or a subsidiary and to members of the Board.

The Employee Retirement Income Security Act of 1974 does not govern the Plan. In addition, the Plan does not qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Because this is a summary, it does not contain all the information that may be important to you. To the extent any provision of this summary is inconsistent with the terms of the Plan, the Plan will prevail. You may obtain a copy of the Plan and additional information about the Plan, without charge, by written or oral request to us:

Waste Connections, Inc.
3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380 USA
Tel.: (832) 442-2200
Attention: Executive Vice President, General Counsel and Secretary
Email: pats@wcnx.org

Securities Subject to the Plan

Under the terms of the Plan, the aggregate number of Common Shares that may be subject to options and other awards is 7,500,000 Common Shares (not including any Common Shares purchased on the open market). The Common Shares covered by the Plan may be authorized but unissued Common Shares in the capital of the Company. Any shares (i) tendered or withheld to satisfy the exercise price of an option or purchase price of a warrant, (ii) tendered or withheld to satisfy the tax withholding obligation with respect to any award, and (iii) reserved for issuance on the exercise of any options or warrants which are settled for cash proceeds instead of through the issuance of Common Shares upon the exercise of such options or warrants, will not be returned or re-added to the shares authorized for grant under the Plan.

However, any Common Shares repurchased by the Company prior to vesting at the same price paid by the participant so that such Common Shares are returned to the Company will again be available for awards under the Plan, and the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against Common Shares available for issuance under the Plan. To the extent permitted by applicable law or any exchange rule, substitute awards shall not reduce the Common Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, subject to any approval required from any share exchange on which the Common Shares are listed, the shares remaining available for issuance pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common shares of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the Common Shares authorized for grant under the Plan; provided that awards using such available Common Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its subsidiaries immediately prior to such acquisition or combination.

The maximum number of Common Shares that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is 750,000, the maximum number of Common Shares that may be subject to one or more share options granted to any one participant pursuant to the Plan during any calendar year is 750,000, the maximum number of Common Shares that may be subject to one or more warrants granted to a participant pursuant to the Plan during any calendar year is 375,000, the maximum amount that may be paid to any one participant in cash during any calendar year with respect to awards payable in cash is U.S. $7,500,000, the aggregate number of Common Shares issuable to insiders (as defined by the Toronto Stock Exchange) pursuant to the Plan or any other security-based compensation arrangements of the Company and its subsidiaries shall not exceed ten percent (10%) of the

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issued and outstanding Common Shares, and during any one (1)-year period, the aggregate number of Common Shares issued to insiders under the Plan or any other security-based compensation arrangements of the Company and its subsidiaries shall not exceed ten percent (10%) of the issued and outstanding Common Shares. In addition, notwithstanding any other incentive compensation plan of the Company or any of its subsidiaries, or any other compensatory policy or program of the Company applicable to its non-employee directors (collectively, the “Director Programs”), the sum of (A) the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards and any other security- based awards granted under the Director Programs (other than with respect to compensation described in subsection (B) below) to such director during such calendar year, subject to a maximum fair value of Cdn. $150,000 per calendar year (excluding the fair value of any awards and any other security-based awards granted under the Director Programs issued in lieu of cash fees, where the applicable award has the same value as such cash fees, a one-time grant to a new director upon joining the Board, and any awards settled only in cash); and (b) the aggregate cash value of such director’s retainer, meeting attendance fees, committee assignment fees, lead director retainer, committee chair and member retainers and other Board fees related to service on the Board or committee(s) of the Board that are initially denominated as a cash amount or any other property, other than Common Shares or securities of the Company (whether paid currently or on a deferred basis or in cash or other property), for such calendar year, for any individual, non-employee director for any calendar year beginning on or after January 1, 2016 shall not exceed U.S. $350,000 (or U.S. $700,000 for any non-employee director in the director’s first year of service or for any calendar year that such director serves as non-executive chair of the Board).

Any Common Shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued Common Shares or Common Shares purchased on the open market, provided that, notwithstanding any provision in the Plan to the contrary, all options and warrants granted to Canadian participants shall be settled by way of the issuance of previously unissued Common Shares from treasury of the Company. Except where an award is explicitly required to be settled in Common Shares, no participant has any right to demand, be paid in, or receive Common Shares in respect of any award.

Administration

The Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee (the “Committee”), shall administer the Plan. To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to awards that are intended to be performance- based compensation, including options or warrants, then the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such awards, and the individuals taking such action shall consist solely of two or more directors of the Company who are not employees (the “Non-Employee Directors”) appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non- employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “outside director” for purposes of Section 162(m) of the Code (“Section 162(m)”). Additionally, to the extent required by applicable law, each of the individuals constituting the Committee shall be an “independent director” under applicable law and the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to awards granted to Non- Employee Directors and, with respect to such awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by the Plan.

Duties and Powers of Committee

It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of award granted under the Plan and pursuant to which such type of award may be granted under the Plan (the “Program”) and any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an award, including through electronic medium, which shall contain such terms and conditions with respect to an award as the Administrator shall determine consistent with the Plan (the “Award Agreement”), and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the participant that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent

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 of the participant is obtained or such amendment is otherwise permitted under the Plan. Any such grant or award under the Plan need not be the same with respect to each participant. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m), or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

Authority of Administrator

“Administrator” means the entity that conducts the general administration of the Plan as provided in the Plan. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

Subject to the Company’s bylaws, the Committee’s Charter, the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded, any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to: designate eligible individuals to receive awards; determine the type or types of awards to be granted to each eligible individuals; determine the number of awards to be granted and the number of Common Shares to which an award will relate; determine the terms and conditions of any award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an award, based in each case on such considerations as the Administrator in its sole discretion determines; determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise price of an award may be paid in cash, Common Shares, other awards, or other property, or an award may be canceled, forfeited, or surrendered; prescribe the form of each Award Agreement, which need not be identical for each participant; decide all other matters that must be determined in connection with an award; establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and accelerate wholly or partially the vesting or lapse of restrictions of any award or portion thereof at any time after the grant of an award, subject to whatever terms and conditions it selects and the Plan.

Eligibility

Persons eligible to participate in the Plan include selected employees (including officers), consultants of the Company or a subsidiary of the Company and directors, as determined by the Committee.

Options

Options include (A) in respect of a U.S. participant, an option to acquire one Common Share, awarded under the Plan, that is not intended to qualify as an “incentive share option” within the meaning of Section 422 of the Code, and (B) in respect of a Canadian participant, an option to acquire one Common Share awarded under the Plan. Each option granted shall be evidenced by an Option Agreement in substantially the form as may be approved by the Administrator, which Option Agreement shall specify the term for which the option thereunder is granted and shall provide that such option shall expire at the end of such term. Each Option Agreement shall specify the exercise price per Common Share, as determined by the Administrator at the time the option is granted, which exercise price shall in no event be less than the fair market value per Common Share on the date of grant.

Warrants

Each warrant granted shall be evidenced by a Warrant Agreement in substantially the form as may be approved by the Administrator. Each Warrant Agreement shall specify the term for which the warrant thereunder is granted and shall provide that such warrant shall expire at the end of such term. Each Warrant Agreement shall specify the purchase price per share, as determined by the Administrator at the time the warrant is granted, which purchase price shall in no event be less than the fair market value per share on the date of grant.

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Restricted Shares

Restricted shares are Common Shares awarded under the Plan in accordance with the terms and conditions of the Plan which are subject to forfeiture or buyback by the Company over the restriction period. Each restricted share award shall be evidenced by a Restricted Share Agreement in substantially the form as may be approved by the Administrator. The restricted shares shall entitle the restricted share participant to receive restricted shares, which are subject to forfeiture until the end of the restriction period. The Administrator shall have the discretionary authority to authorize restricted share awards and determine the restrictions or restriction period for each such restricted share award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the participant’s duration of employment, directorship or consultancy with the Company, the performance criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the restricted shares are issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such restricted shares by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Restricted shares may not be sold or encumbered until all restrictions are terminated or expire.

Restricted Share Units

A restricted share unit is a unit credited by means of a bookkeeping entry on the books of the Company, awarded pursuant to the Plan, representing the right to receive a cash payment or its equivalent in Common Shares (or a combination) upon the attainment of designated performance milestones or the completion of a specified period of employment or service with the Company or any subsidiary or upon a specified date or dates following the attainment of such milestones or the completion of such service period. Each restricted share unit award shall be evidenced by a Restricted Share Unit Agreement in substantially the form or forms as may be approved by the Administrator. The restricted share units subject to a restricted share unit award shall entitle the restricted share unit participant to receive the payment underlying those restricted share units upon the attainment of designated performance goals, including but not limited to one or more performance criteria, Company performance, individual performance, the satisfaction of specified employment or service requirements, upon the expiration of a designated time period following the attainment of such goals or the satisfaction of the applicable service period or other specific criteria, in each case, subject to the Plan, on a specified date or dates or over any period or periods, as determined by the Administrator. Except for restricted share units granted to a Canadian employee participant, the Administrator may provide the restricted share unit participant with the right to elect the issue date or dates for the Common Shares which vest under his or her restricted share unit award. Subject to the Plan, the issuance of vested Common Shares under the restricted share unit award may be deferred to a date following the termination of the restricted share unit participant’s employment or service with the Company and its subsidiaries. Like restricted shares, restricted share units may not be sold, or otherwise transferred or hypothecated. Common Shares underlying restricted share units will not be issued until the restricted share units have vested and the Company elects to transfer Common Shares to the participant, and recipients of restricted share units will have no voting or dividend rights prior to the time when vesting conditions are satisfied and the underlying Common Shares are transferred to the recipient.

Deferred Share Units

A deferred share unit is a unit credited by means of a bookkeeping entry on the books of the Company, awarded to a director pursuant to the Plan, representing the right to receive a cash payment or its equivalent in Common Shares (or a combination thereof) on the applicable deferred share unit settlement date, which is the third business day following the earliest time of: (i) the director’s death; or (ii) the latest time that the director ceases to be an employee, officer or director of the Company and any affiliate (within the meaning of that term in paragraph 8 of Interpretation Bulletin IT-337R4, Retiring Allowances [Consolidated], or any successor publication thereto). Each deferred share unit award shall be evidenced by a Deferred Share Unit Agreement in substantially the form or forms as may be approved by the Administrator.

Dividend Equivalents

Dividend equivalents are rights to receive the equivalent value (in cash or shares) of dividends paid on Common Shares. They represent the value of the dividends per share paid by the Company, if any, calculated with reference to the number of Common Shares that are subject to any award held by the participant, except that no dividend equivalents may be payable with respect to options or warrants granted under the Plan. Dividend equivalents that are granted by the Administrator are credited as of dividend payment dates with respect to record dates that occur during the period between the date an award is granted to a participant and the date such award vests, is exercised, is distributed or expires, as determined by the Administrator.

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Performance Awards

Any award under the Plan may be issued as a performance award that is earned based on the attainment of performance criteria or performance goals, including performance awards in the form of a cash bonus award, share bonus award, performance award or incentive award that is paid in cash, Common Shares or a combination of both, which is payable upon the attainment of performance goals. The Committee, in its sole discretion, may determine at the time an award is granted or at any time thereafter whether such award is intended to qualify as performance- based compensation. The Administrator is authorized to grant performance awards, including awards of performance share units, to any eligible individual and to determine whether such performance awards shall be performance-based compensation; provided that such awards granted to Canadian participants shall also have the terms and conditions specified in the Plan. For periods prior to January 1, 2018, the Administrator may grant performance awards to U.S. participants who are or may be “covered employees,” as defined in Section 162(m), that are intended to be “performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of these awards for U.S. federal income tax purposes.

Share Payments

A share payment is a payment in the form of Common Shares. The number or value of shares of any share payment will be determined by the Administrator and may be subject to a vesting schedule or other conditions or criteria determined by the Administrator. Share payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Foreign Holders

For purposes of complying with the laws in countries other than Canada or the United States in which the Company and its subsidiaries operate or have employees, Non-Employee Directors or consultants, or in order to comply with the requirements of any securities exchange outside Canada or the United States, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which eligible individuals outside Canada and the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any award granted to eligible individuals outside Canada and the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in the Plan; and (v) take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no awards shall be granted, that would violate applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than Canada and the United States or a political subdivision thereof.

Non-Employee Director Award

The Administrator, in its sole discretion, may provide that awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of award(s) to be granted to Non-Employee Directors, the number of Common Shares to be subject to Non-Employee Director awards, the conditions on which such awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion.

Additional Terms and Conditions

Awards will be subject to such additional terms and conditions as determined by the Administrator, consistent with the Plan. Each award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such award, which may include the term of the award, the provisions applicable in the event of the participant’s termination of continuous status as an employee, director or consultant, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an award. Award Agreements evidencing awards intended to qualify as performance-based compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m).

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Payment Methods

Subject to the provisions of any particular award, the Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the Plan may be made, including without limitation: (1) cash or check, (2) Common Shares (including, in the case of payment of the exercise price of an award, Common Shares issuable pursuant to the exercise of the award, provided that Canadian employee participants shall not be entitled to pay the exercise price of options with any Common Shares issued pursuant to the exercise of an option or warrant in the preceding two (2) year period) or Common Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a fair market value on the date of delivery equal to the aggregate payments required, (3) the delivery of a notice that the award holder has placed a market sell order with a broker acceptable to the Company with respect to Common Shares then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale or (iv) other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Common Shares shall be delivered or deemed to be delivered to participants. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of either the OSA or Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a subsidiary or a loan arranged by the Company or a subsidiary in violation of Section 13(k) of the Exchange Act.

Only whole Common Shares may be purchased or issued pursuant to an award. No fractional shares will be issued under the Plan and the Administrator will determine whether cash will be provided in lieu of fractional shares or whether such fractional shares will be eliminated by rounding down.

Forfeiture and Claw-Back Provisions

The Administrator may provide or require a participant to agree that any proceeds, gains or economic benefit actually or constructively received by the participant upon any receipt or exercise of an award, or receipt or resale of any shares underlying the award, will be paid to the Company and the award will terminate and any unexercised portion of the award (whether or not vested) forfeited if (i) there is a termination of service during a specified period of time; (ii) the participant engages in activity in competition with the Company or which is inimical, contrary or harmful to the interests of the Company; or (iii) the participant incurs a termination of service for “cause”. All awards are subject to the provisions of any claw-back policy implemented by the Company, including any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act, to the extent set forth in such policy and/or in an applicable award agreement.

Transferability

Generally, awards under the Plan may only be transferred by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the Common Shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. No award or interest or right therein may be liable for the debts, contracts or engagements of the participant or his or her successors in interest. However, subject to certain terms and conditions, the Administrator may permit an award holder to transfer an award to any “permitted transferee” under applicable securities laws or any other transferee specifically approved by the Administrator.

Adjustment on Certain Events

In the event of any share dividend, share split, share consolidation, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Common Shares or price of the Common Shares other than an equity restructuring (a nonreciprocal transaction between the Company and its shareholders, such as a share dividend, share split, share consolidation, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Common Shares (or other securities of the Company) or the share price of Common Shares (or other securities) and causes a change in the per-share value of the Common Shares underlying outstanding awards), the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the number and kind of shares (or other securities or property) that may be issued by a single officer under the Plan; (iv) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding awards under the Plan. Any adjustment to an option granted to a Canadian employee participant shall be made consistent with certain Canadian tax requirements.

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Termination or Amendment

The Board or the Committee may terminate, suspend, amend, or modify the Plan at any time. However, except to the extent permitted by the Plan in connection with certain changes in capital structure, the Company’s shareholders’ approval is required for any amendment to increase the number of Common Shares available under the Plan, to reduce the price per Common Share of any outstanding option or warrant granted under the Plan, reduce any purchase price for any other awards as set at the time of grant, extend the term of any award, make any amendment to remove or exceed the insider and Non-Employee Director participation limits, or to cancel any option or warrant in exchange for cash or another award when the option or warrant price per share exceeds the fair market value of the underlying Common Shares. In addition, except with respect to certain modifications relating to deferred compensation under Section 409A of the Code (“Section 409A”) and certain forfeiture and clawback provisions, no amendment, suspension or termination of the Plan may, without the consent of the affected participant, impair any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides.

Tax Withholding

The Company or any subsidiary has the authority and right to deduct or withhold, or to require participants to remit to the Company or subsidiary, an amount sufficient to satisfy federal, provincial, state, local and foreign taxes (including the participant’s FICA, Canada Pension Plan contributions, employment tax, Employment Insurance (Canada) premiums, or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a participant arising as a result of the Plan. The Administrator may in its discretion allow a holder to satisfy such withholding obligations by withholding, or allowing the holder to elect to have the Company withhold, Common Shares otherwise issuable under any award (or allow the surrender of Common Shares). The number of Common Shares which may be so withheld or surrendered shall be limited to the number of Common Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, provincial, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

Certain Restrictions on Resale

Purchases and sales of Common Shares by our directors and officers and beneficial owners of more than 10% of the outstanding Common Shares (including shares acquired under the Plan or otherwise) may, under certain circumstances, subject such persons to reporting and/or liability under Section 16 of the Exchange Act. If you are an officer or director of the Company, or beneficial owner of more than 10% of Common Shares, you are advised to consult with your own legal advisor regarding the reporting requirements under Section 16 of the Exchange Act that may be applicable to awards granted to you under the Plan and before engaging in transactions involving any of Common Shares.

If you are not considered our “affiliate,” as defined in Rule 144 under the Securities Act, you may resell the Common Shares acquired under the Plan without restriction (subject to compliance with Section 16(b) under the Exchange Act). If you are considered our “affiliate,” which is likely if you are either a director or an officer, you may resell such shares in compliance with the requirements of Rule 144 under the Securities Act without registration; however, you will be subject to the volume limitation and manner of sale restrictions set forth in Rule 144 under the Securities Act.

If, however, you are an employee, director, officer or beneficial owner of more than 10% of the outstanding Common Shares, and are aware of material inside information regarding us or any aspect of our business, you cannot sell Common Shares, whether purchased through the Plan or otherwise, before the information has been disseminated by us to the public. Generally, “material inside information” is information that is both important to us (e.g., may impact our share price) and nonpublic (not yet disclosed through press releases, newspaper articles or otherwise to the public which buys and sells securities).

Additionally, if you are a director, executive officer or key employee, under our insider trading compliance program you are generally prohibited from purchasing or selling any security of the Company, including Common Shares acquired through the Plan, during certain blackout periods. Further information about our insider trading compliance program may be obtained by contacting the Company at the following address:

Waste Connections, Inc.
3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA Tel.: (832) 442-2200
Attention: Executive Vice President, General Counsel and Secretary
Email: pats@wcnx.org

You are advised to consult with your own legal advisor about the applicability and effect of these restrictions on you.

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APPENDIX C 2020 EMPLOYEE SHARE PURCHASE PLAN

WASTE CONNECTIONS, INC.
2020 EMPLOYEE SHARE PURCHASE PLAN

1.	Purpose and History. The purpose of the Waste Connections, Inc. 2020 Employee Share Purchase Plan (the “Plan”) is to advance the interests of Waste Connections, Inc., a corporation existing under the OBCA (the “Company”), and its shareholders by providing Eligible Employees (as defined below) of the Company and its Designated Subsidiaries (as defined below) with an opportunity to acquire an ownership interest in the Company by purchasing Shares (as defined below) through payroll deductions. It is the intention of the Company and its Designated Subsidiaries that the Plan qualify and operate: (i) with respect to Canadian Participants, as an “employee savings or thrift plan” (as defined in Canada Revenue Agency Interpretation Bulletin IT-502, Employee Benefit Plans and Employee Trusts, or any successor publication thereto), for the purposes of the Tax Act (as defined below); and (ii) with respect to U.S. Participants, as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation and operation in a manner consistent with the requirements of an employee savings or thrift plan and Section 423 of the Code, as applicable.
2.	Definitions.
(a)	"Administrator” has the meaning set forth in Section 3(a).
(b)	"Average Price” means an amount equal to the volume weighted average price of one Share as reflected: (i) on the NYSE over the five (5) day period ending on the End Date for an Offering Period, in relation to Participants whose Compensation is paid in U.S. dollars or any other foreign currency; or (ii) on the TSX over the five (5) day period ending on the End Date for an Offering Period, in relation to Participants whose Compensation is paid in Canadian dollars.
(c)	"Board” means the Board of Directors of the Company.
(d)	"Canadian Participant” means an Eligible Employee who is resident in Canada for the purposes of the Tax Act and/or who participates in the Plan by virtue of his or her employment services rendered to the Company and its Designated Subsidiaries in Canada. For greater certainty, a Participant may be both a Canadian Participant and a U.S. Participant.
(e)	"Code” has the meaning set forth in Section 1.
(f)	"Committee” means the Compensation Committee of the Board (or any successor committee).
(g)	"Company” has the meaning set forth in Section 1.
(h)	"Compensation” means, except as otherwise determined by the Administrator on a uniform basis for all Participants and prior to the Offering Period to which such determination applies, the regular base salary or wages paid to an Eligible Employee by reason of his or her employment with the Company or a Designated Subsidiary (determined prior to any reduction thereof by operation of a salary reduction election under a plan described in Section 401(k) of the Code or Section 125 of the Code, if any) during an Offering Period, and shall not include (i) any reimbursements of expenses, (ii) any housing, relocation, automobile, travel or other similar cash allowances, (iii) any overtime payments or shift premiums, (iv) any sign-on bonus, (v) any sales commission payments, (vi) any disability payments, or (vii) any non-cash compensation or equity incentive awards.
(i)	"Designated Subsidiary” means a Subsidiary that has been designated by the Administrator from time to time, in its sole discretion, as eligible to participate in the Plan.
(j)	"Eligible Employee” means, with respect to any Offering Period, an individual who is an employee of the Company or a Designated Subsidiary who has previously completed sixty (60) days or more of continuous service with the Company or a Designated Subsidiary, except that an employee whose customary employment is 20 hours or less per week is not an Eligible Employee. In accordance with Treas. Reg. §1.421-1(h) (2), an employee that is a U.S. Participant will be considered to be employed during military or sick leave or any other bona fide leave of absence that does not exceed three months and during any period longer than three months if his or her right to reemployment is guaranteed by statute or contract.
(k)	"End Date” means the last business day of the Offering Period.
(l)	"Exchange Act” means the Securities Exchange Act of 1934, as amended.
(m)	"Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) the closing price of the Shares on the New York Stock Exchange, in relation to Participants whose Compensation is paid in U.S. dollars or any other foreign currency; (ii) the closing price of the Shares on the Toronto Stock Exchange, in relation to Participants whose Compensation is paid in Canadian dollars; or (iii) if the Shares are not listed on such stock exchanges, the value as is determined solely by the Board, acting in good faith.
(n)	"Insider” has the meaning given to such term by the rules of the Toronto Stock Exchange.
(o)	"Insider Participation Limit” has the meaning given to such term in Section 7(d).
(p)	"OBCA” means the Business Corporations Act (Ontario), together with the regulations thereto, as may be amended from time to time.
(q)	"Offering Date” means the first business day of an Offering Period.

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(r)	"Offering Period” means an offering to Participants to purchase Shares under the Plan established pursuant to Section 4.
(s)	"Option Price” means an amount equal to 95% of the Fair Market Value of one Share on the End Date of the applicable Offering Period; provided, however, that such amount shall be not less than 85% of the volume weighted average price of one Share as reflected on the TSX over the five (5) day period ending on the End Date for an Offering Period.
(t)	"Participant” means an Eligible Employee who elects to participate in one or more Offering Periods under the Plan pursuant to Section 5.
(u)	"Participation Form” has the meaning set forth in Section 5(a).
(v)	"Plan” has the meaning set forth in Section 1.
(w)	"Securities Act” means the Securities Act of 1933, as amended.
(x)	"Security-Based Compensation Arrangements” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism of the Company involving the issuance or potential issuance of Shares, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise, including the Plan.
(y)	"Shares” means common shares in the capital of the Company, or the kind of shares of equity or other securities into which such Shares may be changed in accordance with Section 12(b).
(z)	"Subsidiary” means any body corporate that qualifies as a subsidiary of the Company under Section 1(2) of the OBCA, provided that, in respect of US Participants, it is a corporation, other than the Company, in an unbroken chain of corporations, beginning with the Company, and, at the time an option is granted under the Plan, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty (50) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(aa)	"Tax Act” means the Income Tax Act (Canada), together with the regulations thereto, each as amended from time to time.
(bb)	"U.S. Participant” means an Eligible Employee who is a resident or citizen of the United States for the purposes of the Code and/or who is subject to taxation under the Code in respect of any option awarded or granted under the Plan. For greater certainty, a Participant may be both a Canadian Participant and a U.S. Participant.
(cc)	"Withdrawal Notice” has the meaning set forth in Section 10(a).
3.	Plan Administration.
(a)	Administration. The Plan shall be administered by the Committee, or, in the absence of the Committee, the Board itself (such administrator, the “Administrator”). Any power of the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
(b)	Powers and Duties of the Administrator. Subject to the express provisions of the Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including without limitation:
(i)	to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined in the Plan;
(ii)	to determine which persons are eligible to participate in the Plan;
(iii)	to interpret and construe the Plan and any rules and regulations under the Plan, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is appropriate to do so;
(iv)	to decide all questions concerning the Plan and to determine all ambiguities, inconsistencies and omissions in the terms of the Plan;
(v)	to appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;
(vi)	to allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan;
(vii)	where applicable, determine when an action taken under the Plan becomes administratively practicable;
(viii)	to prescribe and amend such forms as may be necessary or appropriate for Eligible Employees to make elections under the Plan or to otherwise administer the Plan; and
(ix)	to do such other acts as it deems necessary or appropriate to administer the Plan in accordance with its terms, or as may be provided for or required by law.
(c)	Determinations by the Administrator. All decisions, determinations and interpretations by the Administrator regarding the Plan and any rules and regulations under the Plan shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting in their capacity as Administrator under the Plan shall be fully protected in relying in good faith upon the advice of counsel.
(d)	No Liability of Committee or Board Members. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or the Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any amount paid in settlement of a claim) arising out of any act or failure to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under

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the Company’s Articles of Amalgamation or By-law No. 1, as a matter of law, any contract with the Company, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(e)	Rules for Foreign Jurisdictions. The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates. The Administrator may also adopt sub-plans applicable to particular Designated Subsidiaries or locations, and, with respect to Subsidiaries outside the United States, determine that a sub-plan shall not be considered to be part of an “employee stock purchase plan” under Section 423 of the Code.
(f)	Currency. If, in connection with the administration of the Plan including in determining the Fair Market Value, an amount needs to be converted from US dollars to Canadian dollars or vice versa, such amount will be converted using the applicable exchange rate posted for such day by the Bank of Canada, or, for Participants other than Canadian Participants, such other source determined by the Administrator.
4.	Offering Periods.
(a)	Shares shall be offered for purchase under the Plan through a series of successive Offering Periods until the earlier of (i) the maximum number of Shares available for delivery under the Plan, as described in Section 12 below, have been purchased, and (ii) the termination of the Plan.
(b)	Unless otherwise determined by the Administrator before the beginning of the applicable Offering Period, Offering Periods shall be of a duration of six (6) months; provided that in no event shall an Offering Period exceed twelve (12) months in duration.
5.	Participation in Offering Periods.
(a)	An Eligible Employee may elect to participate in an Offering Period under the Plan by completing a form authorizing payroll deductions, in the form provided by the Company or caused to be provided by the Company (such as through a third-party service provider designated by the Administrator) (the “Participation Form”), and filing such Participation Form with the Company during the enrollment period established by the Administrator prior to the beginning of the Offering Period and in accordance with the instructions in such Participation Form. The Participation Form will become effective on the first Offering Date to occur after such form is properly filed with the Company.
(b)	Subject to the provisions of Section 6, payroll deductions for a Participant shall begin with the first payroll date after the Offering Date as of which the Participant’s Participation Form has become effective and shall continue until the Plan is terminated, subject to the Participant’s withdrawal or termination of employment as provided in Section 10.
6.	Payroll Deductions.
(a)	By completing and filing a Participation Form in accordance with the instructions in such Participation Form, an Eligible Employee shall elect to have payroll deductions withheld from his or her Compensation on each payroll date during the time he or she is a Participant in the Plan in amounts equal to or greater than one percent (1%), but not exceeding ten percent (10%), of the Compensation which the Participant receives on each such payroll date during the Offering Period, subject to the provisions set forth in Section 7. Such payroll deductions shall be in whole percentages only. Pursuant to the Participation Form, the Participant shall direct the Company or Designated Subsidiary, as applicable, to contribute such withheld amounts to the Plan as described in this Section 6.
(b)	All payroll deductions authorized by a Participant shall be withheld by the Company or Designated Subsidiary, as applicable, net of any applicable withholding tax or other source deductions, and credited to a notional account established under the Plan for the Participant. The funds represented by such notional accounts shall be held as part of the Company’s or Designated Subsidiary’s general assets, and neither the Company nor any Designated Subsidiary shall be obligated to segregate such funds, but all such funds shall be held pursuant to the Plan on behalf of and for the notional accounts of each individual Participant and such Participant shall be the beneficial owner of funds until such time as the funds are used to purchase Shares in accordance with the Plan. Aside from the contributions made by a Participant through his or her payroll deductions, a Participant shall not make any separate cash payment or contribution to such notional account or to the Plan.
(c)	Subject to Section 10 and Section 13, a Participant may increase or decrease the amount of his or her payroll deductions under the Plan for subsequent Offering Periods by completing an amended Participation Form and filing it with the Company within the time period specified by the Administrator and in accordance with the instructions in such Participation Form.
(d)	A Participant may discontinue his or her participation in the Plan at any time as provided in Section 10.
7.	Grant and Exercise of Option.
(a)	On each Offering Date, a Participant shall be granted, by operation of the Plan, an option to purchase a number of Shares at the Option Price, determined in accordance with Section 7(b), subject to the limitations set forth in Section 7(c). Notwithstanding any other provision of the Plan, no Participant shall be granted an option under the Plan for any Offering Period if:
(i)	immediately after the grant, the Participant (or any other person whose stock ownership would be attributed to such Participant pursuant to Section 424(d) of the Code) would own shares (including any shares that the Participant may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

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(ii)	the Participant’s rights to purchase Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries would accrue at a rate which exceeds US$25,000 of the Fair Market Value of such Shares (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.
(b)	Unless a Participant withdraws from the Plan pursuant to Section 10 or incurs a termination of employment, the Participant’s option for an Offering Period shall be automatically exercised on the End Date of such Offering Period to purchase such whole number of Shares determined by dividing the accumulated payroll deductions in the Participant’s notional account on such End Date by the Option Price, subject to the limitations set forth in Section 7(c). No fractional Shares will be purchased and any accumulated payroll deductions not used to purchase Shares shall be refunded (without interest) to the Participant; provided, however, that the Administrator may determine in its discretion that an amount representing a fractional share that was not used to purchase Shares during an Offering Period may be carried over to a subsequent Offering Period.
(c)	Notwithstanding anything in the Plan to the contrary, the number of Shares that a Participant may purchase during an Offering Period may not exceed the maximum number of Shares that may be purchased without exceeding the limitation described in Section 7(a)(ii).
(d)	During any six-month period, the aggregate number of Shares issued to Insiders under the Plan and any private placement shall not exceed ten percent (10%) of the Shares outstanding (on a non-diluted basis) prior to the date of the first issuance of the Shares under the Plan and any private placement to Insiders during such six-month period. The restriction referred to in this Section 7(d) is referred to as the “Insider Participation Limit.”
8.	Delivery of Shares. As soon as administratively practicable after the End Date of each Offering Period, the Company will deposit or deliver, or cause to be deposited or delivered, the Shares purchased by each Participant upon exercise of the Participant’s option for such Offering Period in an account established for the Participant at a brokerage firm or other financial services firm selected by the Administrator, to be held in book entry form. Any Shares acquired with a Participant’s contributions under the Plan shall be immediately vested in and become the property of such Participant.
9.	No Shareholder Rights. No Participant (or other person claiming through such Participant) shall, by reason of the Plan or any rights granted pursuant thereto, or by the fact that there are payroll deductions credited to a Participant’s notional account sufficient to purchase Shares, have any rights of a shareholder of the Company (including without limitation any right to receive dividends or other distributions paid with respect to Shares) until Shares have been deposited or delivered to such Participant in the manner provided in Section 8.
10.	Withdrawal; Termination of Employment.
(a)	A Participant may terminate his or her participation in the Plan at any time by giving written notice to the Company (“Withdrawal Notice”) within the time period specified by the Administrator. The Withdrawal Notice shall state that the Participant wishes to terminate his or her participation in the Plan, specify the applicable End Date and request the cessation of further payroll deductions under the Plan. As soon as administratively practicable, payroll deductions will cease for the Participant’s purchase of Shares for such Offering Period and for any subsequent Offering Period and any accumulated payroll deductions shall be refunded to the Participant (without interest) as soon as administratively practicable following the Administrator’s receipt of the Withdrawal Notice. A Participant’s withdrawal from the Plan pursuant to this Section shall not have any effect upon his or her eligibility to participate in a subsequent Offering Period by completing and filing a new Participation Form pursuant to Section 5, or in any similar plan that may hereafter be adopted by the Company.
(b)	If a Participant ceases to be employed by the Company or by a Designated Subsidiary for any reason, all payroll deductions and all rights to purchase Shares granted to the Participant with respect to the Offering Period then in effect shall immediately cease, unless otherwise determined by the Administrator in its sole discretion in compliance with Treas. Reg. §1.423-2(f). The amount of payroll deductions accumulated in such Participant’s notional account shall be refunded (without interest) to the Participant as soon as administratively practicable (or in the case of the Participant’s death, to the executor or administrator of the Participant’s estate, or if no such executor or administrator has been appointed, to such other person as the Administrator may designate). For purposes of the Plan, the date of the Participant’s termination of employment shall be the Participant’s last date of actual employment and shall not include any period during which such Participant receives any severance payments or any other post-termination payments or benefits. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or an absence or leave described in Section 2(i), shall not be deemed a termination of employment under this Section. A Participant who is on military leave, sick leave or other bona fide leave of absence that lasts longer than three months without a right to return to active employment will be treated for purposes of this Section as if such Participant ceased to be employed by the Company or a Designated Subsidiary as of the date immediately following the end of such three-month period.
11.	Interest. No interest or other compensation shall accrue on a Participant’s payroll deductions under the Plan and any amounts refunded to a Participant shall be refunded without interest or other compensation.

WASTE CONNECTIONS, INC.   |  2020  PROXY STATEMENT     C-4

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12.	Shares Subject to the Plan.
(a)	Subject to Section 12(b), the maximum number of Shares which may be delivered to Participants under the Plan is equal to one million (1,000,000) Shares. If, on any End Date, the total number of Shares that are subject to options granted for the applicable Offering Period exceeds the number of Shares then available for delivery under the Plan, the Company shall make a pro rata allocation of the Shares remaining available for delivery under the Plan in a uniform and equitable manner, as determined by the Administrator. In the event the Company makes a pro rata allocation of the Shares remaining available for delivery under the Plan, the Company shall give written notice of such reduction of the number of Shares subject to the option to each affected Participant and shall refund (without interest) any excess funds accumulated in each Participant’s notional account as soon as administratively practicable after the End Date of such Offering Period.
(b)	The number of Shares available for delivery under the Plan, the maximum number of Shares each Participant may purchase per Offering Period, as well as the Option Price and the number of Shares covered by each option granted under the Plan which has not yet been exercised shall be equitably adjusted by the Administrator to reflect any reorganization, reclassification, combination of shares, share split, reverse share split, spin-off, dividend or distribution of securities, property or cash (other than regular, periodic cash dividends), or any other similar event or transaction that affects the number or kind of Shares outstanding. Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. The Administrator shall have the authority to adjust not only the number of securities, but also the class and kind of securities subject to the Plan and to make appropriate adjustments in the price of such securities if other than Shares of the Company, so long as any such action complies with applicable law.
(c)	The Shares delivered to Participants under the Plan may consist, in whole or in part, of Shares purchased on the open market on behalf of the applicable Participant, such determination to be made by the Company in its sole discretion. Where Shares are acquired on the open market, the Company shall be responsible for funding, from its own funds, the difference between the acquisition cost of such Shares (including any brokerage fees or other charges and expenses related to the acquisition of such Shares) and the Option Price payable from the Participant’s contributions. For greater certainty, (i) no Participant shall have any right to demand that the Company issue previously unissued Shares to the Participant, and (ii) notwithstanding any election by the Company to deliver previously unissued Shares to a Participant, the Company reserves the right to change its election in respect thereof at any time until payment is actually made.
13.	Corporate Transactions.
(a)	In the event of the proposed liquidation or dissolution of the Company, the Administrator shall, in its discretion, provide for one of the following courses of action: (i) the Offering Period then in effect shall end as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (ii) the Offering Period then in effect shall be terminated as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded (without interest) to the applicable Participant as soon as administratively practicable.
(b)	In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company (except for (x) a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the shareholders of the Company in substantially the same proportion as their ownership of Shares in the Company immediately before such transaction), the Administrator shall, in its discretion, provide for one of the following courses of action: (i) each outstanding option granted under the Plan shall be assumed or an equivalent option shall be substituted by the successor entity (or a parent or subsidiary thereof), (ii) the Offering Period then in effect shall end as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (iii) the Offering Period then in effect shall be terminated as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded (without interest) to the applicable Participant as soon as administratively practicable.
14.	Transferability. Neither payroll deductions credited to a Participant’s notional account nor any rights relating to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution in accordance with Section 10(b)) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 10(a). During the Participant’s lifetime, a Participant’s option to purchase Shares under the Plan is exercisable only by the Participant.
15.	Restrictions on Issuance and Transfer of Shares.
(a)	The issuance or delivery of Shares under the Plan shall be subject to compliance with all applicable requirements of federal, state, provincial or foreign securities laws. An option granted for an Offering Period may not be exercised if the issuance or delivery of Shares upon such exercise would constitute a violation of any applicable federal, state, provincial or foreign securities laws or other laws or regulations. In addition, no option granted for an Offering Period may be exercised unless (i) a registration statement under the Securities Act shall, at the time of exercise, be in effect with respect to the Shares issuable or deliverable upon exercise of the option, or (ii) in the opinion of the legal counsel of the Company, the Shares issuable or deliverable upon exercise of the option may be issued in accordance with the terms of an applicable exemption

WASTE CONNECTIONS, INC.   |  2020  PROXY STATEMENT     C-5

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from the registration requirements of the Securities Act or applicable securities laws in Canada. As a condition to the exercise of an option granted for an Offering Period, the Administrator may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law, and to make any representation or warranty with respect thereto as may be requested by the Administrator. If at or before the time of the exercise of an option granted for an Offering Period, the Administrator determines that the issuance or delivery of Shares pursuant to such exercise would not comply with applicable federal, state, provincial or foreign securities laws, all payroll deductions accumulated for such Offering Period shall be refunded (without interest) to the Participant as soon as administratively practicable.
(b)	Notwithstanding any other provision of the Plan to the contrary, to the extent that any Participant is subject to the provisions of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder, such Participant’s participation in the Plan shall be subject to, and such Participant shall be required to comply with, any and all additional restrictions and/or requirements imposed by the Administrator, in its sole discretion, in order to ensure that the exemption made available pursuant to Rule 16b-3 promulgated pursuant to the Exchange Act is available with respect to all transactions pursuant to the Plan effected by or on behalf of any such Participant.
16.	Amendment or Termination. The Plan may be amended or terminated at any time and for any reason by the Committee or the Board; provided that, no amendment of the Plan may, without the consent of each Participant holding an outstanding option under the Plan, materially and adversely affect such Participant’s rights under the Plan; provided, further that, upon termination of the Plan by the Board, any accumulated payroll deductions shall be refunded (without interest) to Participants as soon as administratively practicable thereafter. Notwithstanding the foregoing, no amendment adopted by the Committee or the Board shall be effective without the approval of the shareholders of the Company if shareholder approval of the amendment is then required under Section 423 of the Code and provided further that, without approval of the Company’s shareholders, no amendment or modification of the Plan may:
(a)	increase the limits imposed in Section 3(a) on the maximum number of Shares which may be issued under the Plan;
(b)	remove or exceed the Insider Participation Limit;
(c)	lower the purchase price payable for Shares under the Plan;
(d)	extend eligibility to participate in the Plan to persons that are not Eligible Employees; or
(e)	amend this Section 16.
17.	Notices. Except as otherwise provided herein, any notice or other communication given pursuant to the Plan shall be in writing and shall be personally delivered or mailed by United States registered, certified or overnight mail, postage prepaid, return receipt requested, to the Company at its principal place of business or to the Participant at the address on the payroll records of the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. Additionally, if such notice or communication is by the Company to the Participant, the Company may provide such notice electronically (including via email). Any such notice shall be deemed to have been given on the date of postmark, in the case of notice by mail, or on the date of delivery, if delivered in person or electronically.
18.	Miscellaneous.
(a)	Effective Date. The Plan is effective as of the date it is approved by the Company’s shareholders.
(b)	Governing Law. The Plan shall be governed by and construed in accordance with the laws of the province of Ontario, and the federal laws of Canada applicable therein, except with respect to those provisions of the Plan concerning the Code, which shall be governed by and construed in accordance with the laws of the State of Delaware as superseded by applicable United States federal law.
(c)	Taxes of a Canadian Participant. Any income taxes, withholding taxes or other levies on income of a Canadian Participant applied by any governmental authority arising from the Plan or the Canadian Participant’s participation therein shall be the responsibility of such Canadian Participant, including, without limitation, any taxes payable on:
(i)	The amount of a contribution made by way of payroll deduction;
(ii)	The benefit derived from acquiring Shares at an Option Price which is less than the Fair Market Value of a Share;
(iii)	The transfer of Shares to the Canadian Participant or a person designated by the Participant, including a sale or other disposition of the Shares; and
(iv)	Any dividends received by a Participant on Shares.
(d)	Taxes of a U.S. Participant. Any taxes on income of a U.S. Participant applied by any governmental authority arising from the Plan or the U.S. Participant’s participation therein, including taxes which result from a disposition of Shares acquired under the Plan’s terms, shall be the responsibility of such U.S. Participant.
(e)	Withholding. To the extent required by applicable federal, state, provincial, local or foreign law, the Administrator may and/or a Participant shall make arrangements satisfactory to the Company or applicable Designated Subsidiary for the satisfaction of any withholding tax obligations that arise with respect to any payroll deduction, option granted under the Plan, or the issuance or delivery or sale of any Shares. The Company shall not be required to recognize any Participant rights under an option granted under the Plan, to issue Shares or to recognize the disposition of such Shares until such obligations, if any, are satisfied. To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by the Company withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Company withholding a portion of the Shares that otherwise would be issued to a Participant upon exercise of an option granted under the Plan or by the Participant tendering to the Company cash or, if allowed by the Administrator, Shares. All such withheld amounts shall be remitted to the appropriate government authority in accordance with the applicable federal, state, provincial, or other applicable legislation.

WASTE CONNECTIONS, INC.   |  2020  PROXY STATEMENT     C-6

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(f)	No Liability. Participation in this Plan by a Participant is voluntary. The value of Shares acquired by a Participant pursuant to the Plan is not guaranteed. Neither the Company nor any Designated Subsidiary shall be liable to any Participant for any loss resulting from a decline in the market value of any Shares. Each Participant agrees to accept all risks associated with the holding of Shares.
(g)	Rules of Construction. Whenever used in the Plan, unless the context clearly indicates to the contrary, (i) any references to paragraphs, subparagraphs, sections or subsections are to those parts of the Plan, (ii) the plural includes the singular and the singular includes the plural; (iii) “includes” and “including” are each “without limitation”; (iv) “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to the entire Plan and not to any particular paragraph, subparagraph, section or subsection; (v) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the entities or persons referred to may require; (vi) references to a statute or regulation or statutory or regulatory provision shall refer to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder; and (vii) references to a law shall include any statute, regulation, rule, court case, or other requirement established by an exchange or a governmental authority or agency, and applicable law shall include any tax law that imposes requirements in order to avoid adverse tax consequences.
(h)	Headings and Captions. The headings to sections, subsections, and paragraphs of the Plan are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
(i)	No Right to Employment. The Plan does not constitute a contract of employment, and participation in the Plan does not give any Eligible Employee or Participant the right to be retained in the employ of the Company, a Designated Subsidiary or any other subsidiary of the Company, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.
(j)	Severability. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included.
(k)	Unfunded Status of Plan. The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, any Designated Subsidiary, or the Administrator and a Participant or any other person.

WASTE CONNECTIONS, INC.   |  2020  PROXY STATEMENT     C-7

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# Meeting Directions

3 Waterway Square Place, Suite 110
The Woodlands, TX 77380

Dallas
Woodlands Mall
N
3 Waterway Square Pl
45
Lake Robbins Drive
Parking Garage
Woodloch Ct
Waterway Ave
Waterway Square Place
Woodloch Forest Drive
Interstate 45 North Frwy
Timberloch Place
Woodlands Parkway
S
Houston

## Directions coming from the North on I-45

Take I-45 South to **Exit 76**
Turn *RIGHT* onto **Lake Robbins Drive.**
Turn *LEFT* on **Woodloch Forest Drive**

## Directions coming from the South on I-45

Take I-45 North **Exit 76B**
Follow Woodlands Parkway and stay in right lane exiting
Turn *RIGHT* at **Woodloch Forest Drive.**

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Principal Executive Offices

610 Applewood Crescent, 2nd Floor Vaughan, Ontario L4K OE3

Canada

Tel: (905) 532-7510

Fax: (905) 532-7576

Principal Administrative Offices

3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380

USA

Tel: (832) 422-2200

Fax: (832) 442-2290

www.wasteconnections.com

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WASTE CONNECTIONS
Connect with the Future

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

**Security Class**
123

**Holder Account Number**
C1234567890 XXX

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**Form of Proxy - Annual and Special Meeting (the "Meeting") of Shareholders of Waste Connections, Inc. to be held at 8:00 am (Central Time) on May 15, 2020 at the principal administrative offices of Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 U.S.A.**

**This Form of Proxy is solicited by and on behalf of the Board of Directors of Waste Connections, Inc. (the "Company").**

## Notes to proxy

1. **Every holder of common shares in the capital of the Company ("Common Shares") has the right to appoint some other person or company of his or her choice, who need not be a shareholder, to attend and act on his or her behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If your Common Shares are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. The Common Shares represented by this Proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this Proxy will be voted as recommended by the Board of Directors of the Company. If no direction is made, the persons appointed herein as proxyholder will vote the Common Shares represented by this Proxy: FOR each of our eight director nominees; FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the management information circular and proxy statement (also known as say on pay); FOR the appointment of the independent registered public accounting firm and the authorizing of the Board of Directors to fix the remuneration of the independent registered public accounting firm; and FOR the approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan.
6. The Common Shares represented by this proxy will be voted for or withheld from voting on or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the Common Shares will be voted accordingly.
7. This proxy confers discretionary authority on your chosen proxyholder in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying Notice of Meeting and management information circular and proxy statement of the Company (the "Proxy Statement").

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**Proxies submitted must be received by Computershare Investors Services Inc. not later than 8:00 a.m, Central Time, on May 14, 2020 or, if the Meeting is adjourned or postponed, at least, 24 hours (excluding weekends and statutory holidays in the Province of Ontario) before the new time of the adjourned or postponed Meeting. The deadline for the deposit of this Proxy may be waived or extended by the Chair of the Meeting at his or her discretion.**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**1-866-732-VOTE (8683) Toll Free**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**To Receive Documents Electronically**

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for Common Shares held in the name of a corporation or Common Shares being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Board of Directors' nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 123456789012345**

01KVUB

CPUQC01.E.INT/000001/i1234

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MR SAM SAMPLE

C1234567890

XXX 123

**Appointment of Proxyholder**

I/We, being Shareholder(s) of Waste Connections, Inc. hereby appoint: Mary Anne Whitney, Senior Vice President and Chief Financial Officer, or failing this person, Robert M. Cloninger, Vice President, Deputy General Counsel and Assistant Secretary

OR

**Print the name of the person you are appointing if this person is someone other than the Board of Directors' Nominees listed herein.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of me/us in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Meeting and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

**1. Election of Directors of Waste Connections, Inc.**

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01. Ronald J. Mittelstaedt | ☐ | ☐ | 02. Edward E. Guillet | ☐ | ☐ | 03. Michael W. Harlan | ☐ | ☐ |
| 04. Larry S. Hughes | ☐ | ☐ | 05. Worthing F. Jackman | ☐ | ☐ | 06. Elise L. Jordan | ☐ | ☐ |
| 07. Susan Lee | ☐ | ☐ | 08. William J. Razzouk | ☐ | ☐ | | | |

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| | For | Against |
|---|---|---|
| **4. Approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan**<br>Approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan. | ☐ | ☐ |

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**Authorized Signature(s) – This section must be completed for your instructions to be executed.**

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors of the Company.**

Signature(s)

Date

MM / DD / YY

**Interim Financial Statements** – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

**Annual Financial Statements** – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

B S D Q 2 9 3 9 6 1 X X X X A R 1 999999999999

01KVVB

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WASTE CONNECTIONS
Connect with the Future®

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

**Security Class**
123

**Holder Account Number**

C1234567890 XXX

Fold

**Voting Instruction Form ("VIF") - Annual and Special Meeting (the "Meeting") of Shareholders of Waste Connections, Inc. to be held at 8:00 am (Central Time) on May 15, 2020 at the principal administrative offices of Waste Connections, Inc., 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 U.S.A.**

The undersigned, as a non-registered (beneficial) owner of common shares ("Common Shares") in the capital of Waste Connections, Inc. (the "Company"), hereby authorizes and directs the persons appointed hereunder as the appointee of the undersigned to attend and act at the Meeting and to vote the Common Shares beneficially owned by the undersigned in accordance with the following directions on the matters specified herein and all other matters that may properly come before the Meeting and at any adjournment or postponement thereof. The undersigned hereby revokes any voting instructions previously given by the undersigned with respect to the Meeting.

1. **Every non-registered (beneficial) owner of Common Shares is entitled to attend and vote at the Meeting in person or appoint some other person or company of his or her choice, who need not be a holder of Common Shares, to attend and act on his or her behalf at the Meeting or any adjournment or postponement thereof. If you wish to attend the Meeting in person or if you wish to appoint a person or company other than the persons whose names are printed herein, please insert your name or the name of your chosen appointee, as applicable, in the space provided (see reverse).**
2. If your Common Shares are beneficially held in the name of more than one holder (for example, joint ownership, trustees, executors, etc.), then all those beneficial owners should sign this VIF. If you are voting on behalf of a corporation or another individual you must sign this VIF with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this VIF.
3. This VIF should be signed in the exact manner as the name(s) appear(s) on the VIF.
4. If this VIF is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. The Common Shares represented by this VIF will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this VIF will be voted as recommended by the Board of Directors of the Company. If no direction is made, the persons appointed herein as proxyholder will vote the Common Shares represented by this VIF: FOR each of our eight director nominees; FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the management information circular and proxy statement (also known as say on pay); FOR the appointment of the independent registered public accounting firm and the authorizing of the Board of Directors to fix the remuneration of the independent registered public accounting firm; and FOR the approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan.
6. The Common Shares represented by this VIF will be voted for or withheld from voting on or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the Common Shares will be voted accordingly.
7. This VIF confers discretionary authority on the persons appointed hereunder in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof.
8. This VIF should be read in conjunction with the accompanying Notice of Meeting and management information circular and proxy statement of the Company (the "Proxy Statement").

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**VIFs submitted must be received by Computershare Investors Services Inc. not later than 8:00 a.m, Central Time, on May 14, 2020 or, if the Meeting is adjourned or postponed, at least, 24 hours (excluding weekends and statutory holidays in the Province of Ontario) before the new time of the adjourned or postponed Meeting. The deadline for the deposit of this Proxy may be waived or extended by the Chair of the Meeting at his or her discretion.**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**1-866-732-VOTE (8683) Toll Free**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**If you vote by telephone or the Internet, DO NOT mail back this VIF.**

**Voting by mail** may be the only method for Common Shares held in the name of a corporation or Common Shares being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Board of Directors' nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 123456789012345**

01KVWB

CPUQC01.E.INT/000001/i1234

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MR SAM SAMPLE

C1234567890

XXX 123

## Appointment

I/We, being Shareholder(s) of Waste Connections, Inc. hereby appoint: Mary Anne Whitney, Senior Vice President and Chief Financial Officer, or failing this person, Robert M. Cloninger, Vice President, Deputy General Counsel and Assistant Secretary

OR

**Print the name of the person you are appointing if this person is someone other than the Board of Directors' Nominees listed herein.**

as my/our appointee with full power of substitution to attend, act and to vote for and on behalf of me/us in accordance with the following directions (or if no directions have been given, as the appointee sees fit) on the matters specified herein and all other matters that may properly come before the Meeting and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

### 1. Election of Directors of Waste Connections, Inc.

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01. Ronald J. Mittelstaedt | ☐ | ☐ | 02. Edward E. Guillet | ☐ | ☐ | 03. Michael W. Harlan | ☐ | ☐ |
| 04. Larry S. Hughes | ☐ | ☐ | 05. Worthing F. Jackman | ☐ | ☐ | 06. Elise L. Jordan | ☐ | ☐ |
| 07. Susan Lee | ☐ | ☐ | 08. William J. Razzouk | ☐ | ☐ | | | |

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| | For | Against |
|---|---|---|
| **4. Approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan**<br>Approval of the Waste Connections, Inc. 2020 Employee Share Purchase Plan. | ☐ | ☐ |

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